UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2008 – JUNE 30, 2008

                                         (Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

Managers Funds

June 30, 2008

Managers Bond Fund

Managers Bond Fund

Semi-Annual Report — June 30, 2008 (unaudited)

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND'S EXPENSES	3

FUND PERFORMANCE	4

FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	5

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	20

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	21

Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	22

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statement of Changes in Net Assets	23

Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	24

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	25

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns, the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. The stock market roughly followed that projected course until approximately mid-to-late May. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time may tell if the concerns are completely justified. In the short term, however, the pain in the financial markets has been all too real.

The resulting impact on equities was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by 11.8%.

While many of the media headlines took a negative tone and emphasized inflation, the “housing crisis” and the losses in the stock market, various portions of the bond market provided positive returns. Interest rates fell (and bond prices rose) across the yield curve, although the interest rate declines were most pronounced on the shorter end of the curve. Meanwhile, for the period in aggregate, demand for higher-quality, lower-risk bonds like U.S. Treasuries increased, while some investors sold higher-risk, lower-quality bonds in an effort to curtail risk. For the period, the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.4% (U.S. Dollars), respectively. Meanwhile, the Lehman Brothers U.S. Credit Bond Index and Lehman U.S. Corporate High Yield Index declined 0.5% and 1.3%, respectively.

Against this backdrop, the performance of the Managers Bond Fund (the “Fund”), while exceeding equity returns, was challenged, as detailed below.

Periods Ended 06/30/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Bond Fund	(0.71)%	5.38%	5.00%	4.69%	6.39%	9.18%	6/1/1984
Lehman Brothers U.S. Government/Credit Index	0.98%	7.24%	3.84%	3.58%	5.69%	8.62%	6/1/1984

Note: Returns greater than one year are annualized.

As noted above, for the six months ended June 30, 2008, the Managers Bond Fund returned -0.71%, compared to a return of 0.98% for the Lehman Brothers U.S. Government/Credit Index, the Fund’s primary benchmark. While returns for the period were disappointing, the Fund’s absolute and relative performance is significantly better over three-, five-, and ten-year and since-inception time periods. Furthermore, the Fund ranks in the top ten percent among peers over all of those time periods.

During the period, the Fund trailed the benchmark primarily due to its greater-than-benchmark allocation to corporate bonds and the related underweight to Treasuries. Much of the underperformance was concentrated during the first quarter, when corporate bonds underperformed Treasuries by nearly 500 basis points. Spreads did narrow somewhat during the second quarter, but corporate bonds still finished the period more than 260 basis points behind Treasuries. Security selection within the industrial sector also detracted from relative returns for the period, while a small allocation to non-U.S. bonds contributed positively.

1

Letter to Shareholders (continued)

The widening trend in corporate bond spreads has created what Loomis, Sayles & Company (“Loomis”), the Fund’s subadvisor, deems to be attractive buying opportunities. Over the past several quarters, Loomis has been gradually decreasing the Fund’s exposure to Treasuries and using the proceeds to carefully allocate to corporate bonds. As of June 30th, nearly 80% of the Fund’s assets were in corporates, versus just over 35% for the Index. Loomis also believes that security selection will likely prove to be more critical moving forward, as Loomis expects default rates to trend upward and market conditions to remain vulnerable to the possibility of further economic deterioration. Loomis has lowered its growth forecast for the balance of 2008, due primarily to rising energy costs. Their forecast is for moderate growth in 2009, as Loomis believes that the banks could recover, the credit market may improve, and the bulk of the damage from the housing crisis may move behind us. Energy prices remain a significant risk to this forecast. In the near term, Loomis believes bond yields could move lower as the market backs off expectations of potential tightening, with a sustained move higher unlikely to occur until 2009. Assuming the economy begins to recover as they have forecast, Loomis believes rate hikes could begin in the second quarter of 2009.

The following report covers the six-month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ John H. Streur
John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund's Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Managers Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$993	$4.91
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$4.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

3

Managers Bond Fund Performance

All periods ended June 30, 2008 (unaudited)

Average Annual Total Returns[1]	Six Months	One Year	Five Years	Ten Years	Inception Date
Managers Bond Fund [2,3,4,5]	(0.71)%	5.38%	4.69%	6.39%	6/1/1984
Lehman Brothers U.S. Government/Credit Index	0.98%	7.24%	3.58%	5.69%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

The Lehman Brothers U.S. Govt./Credit Index is an index of all investment grade government and corporate bonds with a maturity between one and ten years. Unlike the Fund, the Lehman Brothers U.S. Govt./Credit Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Managers Bond Fund

Fund Snapshot

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers Bond Fund**	Lehman Bros Govt/Credit Index
Corporate	79.8%	35.8%
Foreign Government	5.2%	6.9%
U.S. Government	4.5%	57.3%
Asset-Backed Securities	3.1%	0.0%
Preferred Stock	2.1%	0.0%
Municipal Bonds	1.7%	0.0%
Mortgage-Backed Securities	0.2%	0.0%
Other Assets and Liabilities	3.4%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
USTN, 4.625%, 11/30/08*	2.5%
CIT Group, Inc., 7.625%, 11/30/12*	2.3
American General Finance Corp., Series MTN, 6.900%, 12/15/17*	2.0
Merrill Lynch & Co., Inc., 6.110%, 01/29/37	1.9
Kinder Morgan Finance Co., 5.950%, 02/15/18	1.7
Plains All American Pipeline L.P., 6.650%, 01/15/37	1.6
International Paper Co., 7.950%, 06/15/18	1.6
Southwestern Electric Power Co., 6.450%, 1/15/19	1.5
Equitable Resources, Inc., 6.500%, 04/01/18	1.4
Medco Health Solutions, Inc., 7.125%, 03/15/18	1.3

Top Ten as a Group	17.8%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

5

Managers Bond Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description		Principal Amount	Value
Corporate Bonds - 79.8%
Finance - 20.4%
American General Finance Corp., Series MTN, 6.900%, 12/15/17		57,315,000	$49,953,748
ASIF Global Financial, 2.380%, 02/26/09	SGD	5,800,000	4,258,190
Bank of America Capital Trust VI, 5.625%, 03/08/35		3,085,000	2,512,035
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	25,000,000	743,757
Barclays Financial LLC,
4.740%, 03/23/09, (09/23/08) (a) [6]	KRW	160,900,000	155,324
Series EMTN, 4.100%, 03/22/10 (a)	THB	26,000,000	755,310
Bear Stearns Companies, Inc., The,
4.650%, 07/02/18		215,000	181,022
5.300%, 10/30/15		560,000	524,176
6.400%, 10/02/17		1,245,000	1,230,298
7.250%, 02/01/18		9,770,000	10,195,630
BNP Paribas SA DN, 12.075%, 06/13/11 (a) [4]	IDR	19,645,500,000	1,506,865
Caterpillar Financial Services Corp., 5.850%, 09/01/17		13,000,000	13,314,249
CIGNA Corp., 6.150%, 11/15/36		6,830,000	6,016,356
CIT Group, Inc.,
5.000%, 02/13/14		395,000	283,643
5.125%, 09/30/14		680,000	487,049
5.500%, 12/20/16	GBP	1,900,000	2,507,489
7.625%, 11/30/12		71,175,000	59,159,093
Citibank, N.A., 15.000%, 07/02/10 (a)	BRL	2,000,000	1,305,857
Colonial Realty, L.P.,
4.800%, 04/01/11		3,485,000	3,287,383
5.500%, 10/01/15		1,255,000	1,105,240
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000	2,041,112
6.500%, 01/15/18		5,000,000	4,761,135
Equity One, Inc., 6.000%, 09/15/17		5,915,000	5,197,191
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)		4,765,000	4,258,004
6.700%, 06/01/34 (a)		1,250,000	1,023,726
7.000%, 10/15/37 (a)		18,870,000	15,695,707
ERP Operating, L.P.,
5.125%, 03/15/16		600,000	541,057
5.750%, 06/15/17		1,450,000	1,338,399
First Industrial L.P., 5.950%, 05/15/17		15,000,000	13,179,315
FNMA, 2.290%, 02/19/09	SGD	3,800,000	2,802,180
Ford Motor Credit Company LLC,
5.700%, 01/15/10		6,815,000	5,814,354

The accompanying notes are an integral part of these financial statements.

6

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance - 20.4% (continued)
Ford Motor Credit Company LLC,
7.000%, 10/01/13		200,000		$147,282
8.000%, 12/15/16		3,500,000	[2]	2,543,667
8.625%, 11/01/10		195,000		165,419
9.750%, 09/15/10		445,000		387,988
General Electric Capital Corp.,
3.485%, 03/08/12	SGD	16,500,000		11,835,141
6.500%, 09/28/15	NZD	14,950,000		9,805,679
6.625%, 02/04/10	NZD	3,500,000		2,584,024
6.750%, 09/26/16	NZD	5,985,000		3,924,005
2.960%, 05/18/12	SGD	4,400,000		3,097,392
GMAC LLC,
5.625%, 05/15/09		265,000	[2]	245,363
6.000%, 12/15/11		1,780,000		1,224,895
6.625%, 05/15/12		2,170,000		1,488,657
6.750%, 12/01/14		1,660,000		1,096,339
6.875%, 09/15/11		250,000		179,643
6.875%, 08/28/12		400,000		273,911
7.000%, 02/01/12		1,205,000		837,604
7.250%, 03/02/11		1,290,000		948,164
8.000%, 11/01/31		2,325,000	[2]	1,512,594
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000		3,178,214
7.500%, 04/15/18		2,405,000		2,285,125
HSBC Bank USA, N.A., 1.959% 04/18/12 [4]	MYR	11,930,000		3,390,420
ICICI Bank, Ltd., 6.375%, 04/30/22 (a) [7]		900,000		806,554
iStar Financial, Inc.,
3.291%, 10/01/12 (10/01/08) [6]		8,095,000		6,314,100
5.125%, 04/01/11		280,000		239,400
5.150%, 03/01/12		4,360,000		3,597,000
5.375%, 04/15/10		830,000		747,000
5.500%, 06/15/12		260,000		213,200
5.650%, 09/15/11		3,095,000		2,646,225
5.700%, 03/01/14		15,000		12,600
5.800%, 03/15/11		640,000		544,000
5.875%, 03/15/16		1,340,000		1,055,686
5.950%, 10/15/13		4,725,000		3,874,500
6.050%, 04/15/15		620,000		496,000
8.625%, 06/01/13		425,000		388,875
JPMorgan Chase & Co.,
4.135%, 06/08/12 [4]	MYR	4,516,015		1,176,306
12.034%, 03/28/11 [4]	IDR	932,700,000		73,422
12.380%, 04/12/12 [4]	IDR	40,733,437,680		2,804,510

The accompanying notes are an integral part of these financial statements.

7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance - 20.4% (continued)
JPMorgan Chase Bank, N.A., 14.732%, 05/17/10 (a) [4]	BRL	3,600,000		$1,718,896
JPMorgan International, 11.870%, 10/21/10 (a) [4]	IDR	16,627,462,500		1,381,955
Kaupthing Bank,
3.413%, 01/15/10 (07/15/08) (a) [6]		1,000,000		867,892
5.750%, 10/04/11 (a)		9,800,000		7,933,933
6.125%, 10/04/16 (a)		1,800,000		1,313,636
KfW Bankengruppe,
10.000%, 10/27/08	ISK	301,500,000		3,812,847
10.750%, 02/01/10	ISK	20,000,000		258,063
Kinder Morgan Finance Co.,
5.150%, 03/01/15		730,000		644,225
5.700%, 01/05/16		370,000		329,300
Lehman Brothers Holdings, Inc.,
6.000%, 05/03/32 [7]		615,000		470,193
6.875%, 07/17/37		14,085,000		12,124,340
Marsh & McLennan Companies, Inc.,
5.375%, 07/15/14		4,390,000		4,261,948
5.750%, 09/15/15		11,939,000		11,837,005
5.875%, 08/01/33		10,360,000		8,692,610
Merrill Lynch & Co., Inc.,
6.110%, 01/29/37		60,150,000		47,771,491
10.710%, 03/08/17	BRL	2,500,000		1,243,684
Morgan Stanley & Co., Inc., 6.625%, 04/01/18		24,810,000		23,508,095
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000		13,289,881
PNC Bank, N.A., 6.875%, 04/01/18		8,050,000		7,985,560
ProLogis Trust,
5.625%, 11/15/15		345,000		324,124
5.750%, 04/01/16		280,000		263,703
Qwest Capital Funding, Inc., 6.875%, 07/15/28		1,255,000	[2]	1,004,000
Rabobank Nederland,
12.500%, 02/17/09	ISK	560,000,000		7,160,929
14.000%, 01/28/09 (a)	ISK	344,000,000		4,382,099
Realty Income Corp., 6.750%, 08/15/19		7,675,000		7,228,676
Residential Capital LLC,
7.875%, 05/17/13	GBP	2,500,000		2,141,221
8.000%, 06/01/12		2,715,000		1,058,850
8.375%, 06/30/15		1,095,000	[2]	427,050
SLM Corp.,
5.000%, 10/01/13		2,060,000		1,781,208
5.125%, 08/27/12		540,000		469,863
5.375%, 01/15/13		1,910,000		1,682,265
5.375%, 05/15/14		300,000		263,560

The accompanying notes are an integral part of these financial statements.

8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance - 20.4% (continued)
SLM Corp.,
5.400%, 10/25/11		520,000		$474,858
6.500%, 06/15/10	NZD	500,000		339,318
8.450%, 06/15/18		17,995,000		17,263,251
St. Paul Travelers Companies, Inc., The, 6.750%, 06/20/36		2,610,000		2,629,776
Toll Brothers Finance Corp., 5.150%, 05/15/15		3,785,000		3,277,825
Travelers Cos., Inc., 6.250%, 06/15/37		15,435,000		14,347,666
Travelers Property Casualty Corp., 6.375%, 03/15/33		3,040,000		2,903,495
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a) [5]		4,555,000		4,075,636
Willis North America, Inc., 6.200%, 03/28/17		5,685,000		5,023,522
Total Finance				520,244,247
Industrial - 51.3%
Abitibi-Consolidated, Inc., 7.500%, 04/01/28		500,000		185,000
Agilent Technologies, Inc., 6.500%, 11/01/17		6,945,000		6,764,652
Albertson’s, Inc.,
6.625%, 06/01/28		1,015,000		870,505
7.450%, 08/01/29		3,195,000	[2]	3,022,342
7.750%, 06/15/26		915,000		897,342
America Movil, S.A. de C.V., 4.125%, 03/01/09		3,000,000		3,005,010
American President, Ltd., 8.000%, 01/15/24 [5]		250,000		207,500
Anadarko Petroleum Corp.,
5.950%, 09/15/16		4,915,000		4,917,639
6.450%, 09/15/36		13,875,000		13,695,846
Anheuser-Busch Companies, Inc.,
5.950%, 01/15/33		6,177,000		5,454,316
6.450%, 09/01/37		7,900,000	[2]	7,550,299
Apache Corp., 6.000%, 01/15/37		12,000,000		11,774,772
Arrow Electronics, Inc., 6.875%, 07/01/13		410,000		418,735
AstraZeneca PLC, 6.450%, 09/15/37		13,975,000		14,227,207
AT&T Corp.,
6.150%, 09/15/34		1,375,000		1,284,762
6.500%, 03/15/29		7,650,000		7,263,644
6.500%, 09/01/37		9,605,000		9,295,902
Avnet, Inc.,
2.000%, 03/15/34		1,425,000		1,473,094
5.875%, 03/15/14		11,000,000		10,592,021
6.000%, 09/01/15		5,340,000		5,176,665
6.625%, 09/15/16		1,370,000		1,369,394
Bell Canada, 5.000%, 02/15/17	CAD	1,000,000		796,332
BellSouth Corp., 6.000%, 11/15/34		9,740,000	[2]	8,919,532
Bowater, Inc., 6.500%, 06/15/13		1,675,000		1,055,250

The accompanying notes are an integral part of these financial statements.

9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 51.3% (continued)
Camden Property Trust, 5.700%, 05/15/17	5,205,000		$4,551,981
Canadian Pacific Railway Co.,
5.750%, 03/15/33	195,000		157,357
5.950%, 05/15/37	9,340,000		7,749,772
Centex Corp., 5.250%, 6/15/15	1,915,000		1,512,850
Chartered Semiconductor Manufacturing, Ltd., 6.250%, 04/04/13	5,600,000		5,333,037
Cia Brasileira de Bebida, 8.750%, 09/15/13	3,795,000		4,288,350
Clear Channel Communications,
4.250%, 05/15/09	1,500,000		1,447,500
5.750%, 01/15/13	500,000		336,875
Colonial Realty, L.P., 6.050%, 09/01/16	470,000		411,494
Comcast Corp.,
5.650%, 06/15/35	13,570,000		11,530,918
6.450%, 03/15/37	10,295,000		9,581,464
6.500%, 11/15/35	2,320,000		2,205,450
6.950%, 08/15/37	22,230,000		21,865,183
Continental Airlines, Inc.,
5.983%, 04/19/22	16,735,000		13,848,212
6.795%, 08/02/20	46,383		44,644
6.903%, 04/19/22	5,595,000	[2]	4,489,988
Corn Products International, Inc., 6.625%, 04/15/37	4,055,000		4,093,636
Corning, Inc.,
6.850%, 03/01/29	9,142,000		8,943,427
7.250%, 08/15/36	1,185,000		1,202,027
Covidien International Finance, S.A.,
6.000%, 10/15/17	6,005,000		6,056,703
6.550%, 10/15/37	11,635,000	[2]	10,082,111
CSX Corp.,
6.000%, 10/01/36	5,965,000		6,037,135
6.250%, 03/15/18	16,400,000		15,787,378
Cummins Engine Co., Inc.,
5.650%, 03/01/98	11,235,000		7,714,120
6.750%, 02/15/27	2,853,000		2,497,938
7.125%, 03/01/28	50,000	[2]	47,443
D.R. Horton, Inc., 5.250%, 02/15/15	5,495,000		4,368,525
Delta Air Lines, Inc., 8.021%, 08/10/22	15,467,305		14,075,247
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	2,725,000		2,738,625
Devon Energy Corp.,
4.900%, 08/15/08	1,250,000		2,321,875
4.950%, 08/15/08	1,692,000		3,142,890
Dillards, Inc., 7.000%, 12/01/28	225,000		141,750
DP World, Ltd., 6.850%, 07/02/37 (a)	22,050,000		18,920,488

The accompanying notes are an integral part of these financial statements.

10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrial - 51.3% (continued)
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)		2,615,000		$2,383,952
Dun & Bradstreet Corp., The, 6.000%, 04/01/13		32,120,000		31,998,811
EL Paso Corp.,
6.950%, 06/01/28		1,030,000	[2]	948,632
7.000%, 05/15/11		500,000		501,608
Energy Transfer Partners, L.P.,
6.125%, 02/15/17		700,000		677,904
6.625%, 10/15/36		1,805,000		1,680,089
Enterprise Products Operating L.P., 6.300%, 09/15/17		8,440,000		8,380,988
Equifax, Inc., 7.000%, 07/01/37		5,470,000		5,034,178
Equitable Resources, Inc., 6.500%, 04/01/18		35,420,000		35,471,076
Eurofima, 11.000%, 02/05/10	ISK	60,000,000		768,077
Federated Retail Holdings, Inc., 6.375%, 03/15/37		14,065,000		10,832,610
Foot Locker, Inc., 8.500%, 01/15/22		570,000		532,950
Ford Motor Co., 6.375%, 02/01/29		1,990,000		1,044,750
Freescale Semiconductor, Inc., 10.125%, 12/15/16		1,275,000	[2]	972,188
General Motors Corp.,
7.400%, 09/01/25		570,000		293,550
8.250%, 07/15/23		3,535,000	[2]	2,059,138
8.375%, 07/15/33		135,000	[2]	79,988
Georgia-Pacific Corp.,
7.250%, 06/01/28		1,245,000		1,039,575
7.750%, 11/15/29		1,615,000		1,421,200
8.000%, 01/15/24		1,695,000		1,567,875
8.875%, 05/15/31		2,750,000		2,543,750
GTE Corp., 6.940%, 04/15/28		130,000		128,700
HCA, Inc.,
5.750%, 03/15/14		2,200,000		1,908,500
6.250%, 02/15/13		2,330,000		1,933,900
6.375%, 01/15/15		5,960,000		4,961,700
6.625%, 02/15/16		6,850,000	[2]	5,702,625
6.750%, 07/15/13		190,000		166,725
7.050%, 12/01/27		1,685,000		1,276,037
7.190%, 11/15/15		1,090,000		938,889
7.500%, 12/15/23		1,172,000		952,975
7.500%, 11/06/33		925,000		712,250
7.580%, 09/15/25		1,680,000		1,362,641
7.690%, 06/15/25		2,589,000		2,117,201
7.750%, 07/15/36		330,000		260,976
8.360%, 04/15/24		2,105,000		1,791,675

The accompanying notes are an integral part of these financial statements.

11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 51.3% (continued)
Home Depot, Inc., The,
5.400%, 03/01/16	130,000		$119,373
5.875%, 12/16/36	19,035,000		15,550,186
Hospira, Inc., 6.050%, 03/30/17	3,395,000		3,276,402
Hutchison Whampoa International, Ltd., 5.450%, 11/24/10 (a)	2,225,000		2,243,194
International Paper Co.,
4.000%, 04/01/10	1,000,000		968,126
4.250%, 01/15/09	1,000,000		996,727
5.500%, 01/15/14	550,000		505,401
7.950%, 06/15/18	40,440,000		40,214,911
Intuit, Inc., 5.750%, 03/15/17	3,560,000		3,343,791
J.C. Penney Co., Inc.,
5.750%, 02/15/18	325,000		257,156
5.850%, 03/15/17	12,955,000	[2]	10,819,938
6.375%, 10/15/36	4,660,000	[2]	4,157,759
7.125%, 11/15/23	18,000		17,801
7.400%, 04/01/37	4,205,000		3,775,522
7.625%, 03/01/97	5,035,000		4,114,209
Johnson & Johnson, 5.950%, 08/15/37	15,020,000		15,593,073
Kellwood Co., 7.625%, 10/15/17 [5]	250,000		161,250
Kinder Morgan Energy Partners L.P.,
5.800%, 03/15/35	3,360,000		2,915,160
5.950%, 02/15/18	44,630,000		43,480,911
KLA Instruments Corp., 6.900%, 05/01/18	24,365,000		23,886,618
Koninklijke KPN NV, 8.375%, 10/01/30	815,000		936,946
Koninklijke Philips Electronics NV, 6.875%, 03/11/38	22,735,000		23,472,046
Kraft Foods Inc.,
6.500%, 08/11/17	8,950,000		8,961,393
6.500%, 11/01/31	13,635,000		12,619,929
7.000%, 08/11/37	7,280,000		7,207,855
Kroger Co., The, 6.400%, 08/15/17	3,060,000		3,121,068
Lennar Corp.,
5.500%, 09/01/14	1,900,000		1,387,000
5.600%, 05/31/15	2,740,000		2,003,625
6.500%, 04/15/16	2,340,000		1,793,025
Lowe’s Companies, Inc.,
6.650%, 09/15/37	6,595,000		6,428,503
6.875%, 02/15/28	500,000		510,178
Lubrizol Corp., 6.500%, 10/01/34	16,940,000		15,400,425
Lucent Technologies, Inc.,
6.450%, 03/15/29	4,335,000		3,316,275
6.500%, 01/15/28	305,000		233,325

The accompanying notes are an integral part of these financial statements.

12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 51.3% (continued)
Macys Retail Holdings, Inc.,
6.790%, 07/15/27	3,105,000		$2,545,609
6.900%, 04/01/29	835,000		705,627
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	4,725,000		4,129,302
Masco Corp., 5.850%, 03/15/17	8,150,000		7,387,087
Medco Health Solutions, Inc., 7.125%, 03/15/18	33,040,000		34,311,842
Missouri Pacific Railroad Co., 5.000%, 01/01/45	825,000		511,500
Motorola, Inc.,
5.220%, 10/01/97	1,890,000		1,486,874
6.500%, 09/01/25	895,000		497,888
6.500%, 11/15/28	1,430,000		1,117,063
6.625%, 11/15/37	1,145,000		854,983
8.000%, 11/01/11	1,075,000		1,097,785
New England Telephone & Telegraph Co., 7.875%, 11/15/29	2,390,000		2,555,328
Newmont Mining Corp., 5.875%, 04/01/35	11,660,000		9,979,561
News America, Inc.,
6.150%, 03/01/37	6,075,000		5,593,331
6.200%, 12/15/34	3,440,000		3,172,306
6.400%, 12/15/35	5,820,000		5,507,571
Nextel Communications, Inc.,
5.950%, 03/15/14	18,220,000		14,621,550
6.875%, 10/31/13	20,000		16,900
NGPL Pipeco LLC, 7.119%, 12/15/17 (a)	21,980,000		22,464,901
Northwest Airlines, Inc., 8.028%, 11/01/17	9,330,000		8,863,500
ONEOK Partners, L.P., 6.650%, 10/01/36	3,500,000		3,335,952
Owens & Minor, Inc., 6.350%, 04/15/16	1,355,000		1,330,865
Owens Corning, Inc.,
6.500%, 12/01/16	2,655,000		2,417,316
7.000%, 12/01/36	4,990,000		4,168,686
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17	5,520,000		5,228,483
7.000%, 06/15/18	26,505,000		26,451,089
PF Export Rec Master Trust, 6.436%, 06/01/15 (a)	564,855		578,976
Plains All American Pipeline L.P.,
6.125%, 01/15/17	2,770,000		2,722,204
6.500%, 05/01/18 (a)	5,960,000		5,558,213
6.650%, 01/15/37	39,640,000		40,400,612
PPG Industries, Inc., 6.650%, 03/15/18	8,975,000		8,941,523
Pulte Homes, Inc.,
6.000%, 02/15/35	10,320,000	[2]	8,049,600
6.375%, 05/15/33	4,670,000		3,619,250
Series $, 5.200%, 02/15/15	3,165,000		2,579,475

The accompanying notes are an integral part of these financial statements.

13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 51.3% (continued)
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	11,800,000		$10,696,794
Questar Market Resources, Inc., 6.800%, 04/01/18	27,465,000		26,835,585
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000		508,400
7.625%, 08/03/21	2,135,000	[2]	1,841,438
7.750%, 02/15/31	1,705,000	[2]	1,453,512
Qwest Corp.,
6.500%, 06/01/17	155,000		138,338
6.875%, 09/15/33	4,715,000	[2]	3,889,875
7.200%, 11/10/26	435,000		365,400
7.250%, 09/15/25	1,085,000		$960,225
7.250%, 10/15/35	2,165,000		1,818,600
7.500%, 06/15/23	1,146,000	[2]	1,019,940
R.H. Donnelley Corp., Series A-1, 6.875%, 01/15/13	1,345,000		800,275
R.H. Donnelley Corp., Series A-2, 6.875%, 01/15/13	1,060,000		630,700
R.H. Donnelley Corp.,
6.875%, 01/15/13	430,000		255,850
8.875%, 01/15/16	1,535,000		921,000
8.875%, 10/15/17 (a)	245,000	[2]	145,775
Raytheon Co.,
7.000%, 11/01/28	1,500,000		1,601,330
7.200%, 08/15/27	800,000		880,000
Reynolds American, Inc.,
6.750%, 06/15/17	8,170,000		8,127,426
7.250%, 06/15/37	2,000,000		1,968,270
Safeway, Inc., 6.350%, 08/15/17	8,000,000		8,233,352
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	4,400,000		4,740,234
Schering-Plough Corp., 5.300%, 12/01/13	1,500,000		1,509,936
Simon Property Group, L.P., 5.750%, 12/01/15	445,000		431,881
Southern Natural Gas Co.,
5.900%, 04/01/17 (a)	4,765,000		4,552,171
7.350%, 02/15/31	1,000,000		1,012,816
Sprint Capital Corp., 6.875%, 11/15/28	27,000		22,478
Sprint Nextel Corp., 6.000%, 12/01/16	48,000		41,280
Talisman Energy, Inc.,
5.850%, 02/01/37	3,674,000		3,165,507
6.250%, 02/01/38	3,635,000		3,341,350
Target Corp.,
6.500%, 10/15/37	1,381,000		1,328,487
7.000%, 01/15/38	25,054,000		25,687,716
Teck Cominco Ltd., 7.000%, 09/15/12	1,000,000		1,067,960

The accompanying notes are an integral part of these financial statements.

14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrial - 51.3% (continued)
Telecom Italia Capital S.p.A.,
6.000%, 09/30/34		3,210,000		$2,747,166
6.375%, 11/15/33		3,170,000		2,822,153
Telefonica Emisiones SAU, 7.045%, 06/20/36		12,125,000	[2]	12,443,281
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)		250,000		283,645
TELUS Corp., 4.950%, 03/15/17	CAD	7,115,000		6,455,692
Tennessee Gas Pipeline Co., 7.000%, 10/15/28		2,395,000		2,335,741
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)		3,000,000		2,915,462
Time Warner Cable, Inc.,
5.850%, 05/01/17		830,000		788,335
6.750%, 07/01/18		30,000,000		30,198,930
Time Warner, Inc.,		3,360,000		2,991,065
6.500%, 11/15/36
6.625%, 05/15/29		1,995,000		1,815,402
6.950%, 01/15/28		855,000		820,394
7.625%, 04/15/31		560,000		568,538
7.700%, 05/01/32		365,000		373,688
Toro Co., The, 6.625%, 05/01/37		6,810,000		6,964,321
Transocean, Inc., 7.375%, 04/15/18		500,000		544,560
U.S. Steel Corp.,
6.050%, 06/01/17		2,115,000		1,975,315
6.650%, 06/01/37		3,595,000		3,167,098
7.000%, 02/01/18		22,850,000		22,799,753
Union Pacific Corp., 5.375%, 06/01/33		2,525,000		2,164,917
United Airlines, Inc., 6.636%, 07/02/22		18,133,294		14,823,968
UnitedHealth Group, Inc.,
5.800%, 03/15/36		13,506,000		11,178,808
6.500%, 06/15/37		310,000		282,689
6.625%, 11/15/37		1,540,000		1,418,234
USG Corp., 6.300%, 11/15/16		1,410,000		1,135,050
V.F. Corp., 6.450%, 11/01/37		9,334,000		8,829,712
Vale Overseas Ltd., 6.875%, 11/01/36		3,665,000	[2]	3,403,814
Verizon Global Funding Corp., 5.850%, 09/15/35		11,400,000		10,047,789
Verizon Maryland, Inc., 5.125%, 06/15/33		1,055,000		814,678
Verizon New York, Inc., Series B, 7.375%, 04/01/32		3,090,000		3,138,930
Viacom, Inc., 6.875%, 04/30/36		4,160,000		3,906,602
Vondafone Group PLC,
5.000%, 09/15/15		4,465,000		4,224,613
6.150%, 02/27/37		16,500,000		15,089,530
Watson Pharmaceuticals, Inc., 1.750%, 03/15/23		515,000		490,538
Weatherford International, Inc., 6.500%, 08/01/36		1,565,000		1,531,323

The accompanying notes are an integral part of these financial statements.

15

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 51.3% (continued)
Wellpoint, Inc., 6.375%, 06/15/37	13,650,000		$12,317,487
Western Union Co., 6.200%, 11/17/36	12,735,000		11,884,187
Weyerhaeuser Co., 6.875%, 12/15/33	12,890,000		11,968,120
White Pine Hydro LLC,
6.310%, 07/10/17 [5]	1,700,000		1,640,500
6.960%, 07/10/37	1,645,000		1,558,463
Williams Co., Inc., Series A, 7.500%, 01/15/31	1,000,000		1,011,250
XTO Energy, Inc.,
6.100%, 04/01/36	190,000		180,968
6.750%, 08/01/37	2,770,000		2,808,819
Total Industrial			1,307,639,119
Utility - 8.1%
Ameren Energy Generating Co., 7.000%, 04/15/18 (a)	22,700,000		22,731,644
Baltimore Gas & Electric Co., 5.200%, 06/15/33	1,470,000		1,147,969
Bruce Mansfield Unit 1 2, 6.850%, 06/01/34	10,805,000		10,935,109
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	15,645,000		13,253,192
Commonwealth Edison Co.,
4.700%, 04/15/15	1,465,000		1,360,941
5.875%, 02/01/33	5,000,000		4,520,875
Constellation Energy Group, Inc., 4.550%, 06/15/15	1,675,000	[2]	1,492,182
Dominion Resources, Inc., 5.950%, 06/15/35	740,000		664,146
Empresa Nacional de Electricidad SA, 8.625%, 08/01/15	300,000	[2]	341,037
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	2,900,000		3,160,316
Enersis SA, Yankee, 7.400%, 12/01/16	225,000		240,830
Illinois Power Co., 6.250%, 04/01/18 (a)	26,000,000		25,029,082
ITC Holdings Corp.,
5.875%, 09/30/16 (a)	2,410,000		2,340,443
6.375%, 09/30/36 (a)	3,605,000		3,274,331
Mackinaw Power LLC, 6.296%, 10/31/23 (a)	10,091,565		10,110,335
Methanex Corp., 6.000%, 08/15/15	3,825,000		3,558,811
MidAmerican Energy Holdings Co.,
5.875%, 10/01/12	750,000		771,404
6.125%, 04/01/36	2,305,000		2,213,411
6.500%, 09/15/37	6,450,000	[2]	6,514,319
NiSource Finance Corp.,
6.150%, 03/01/13	1,250,000		1,246,710
6.400%, 03/15/18	31,155,000		30,068,750
6.800%, 01/15/19	11,625,000		11,400,045
ONEOK, Inc., 6.000%, 06/15/35	9,210,000		8,147,313
Southwestern Electric Power Co., 6.450%, 01/15/19	39,195,000		38,963,475
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)	2,000,000		2,178,926

The accompanying notes are an integral part of these financial statements.

16

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Utility - 8.1% (continued)
Toledo Edison Co., 6.150%, 05/15/37		2,390,000		$2,072,766
Total Utility				207,738,362
Total Corporate Bonds (cost $2,111,848,315)				2,035,621,728
Foreign Government - 5.2%
Alberta, Province of, Series CS, Sinking Fund, 5.930%, 09/16/16	CAD	161,060		168,697
Brazil, Republic of,
10.250%, 01/10/28	BRL	5,750,000	[2]	3,030,846
12.500%, 01/05/22	BRL	5,160,000		3,130,248
Canada Government,
3.750%, 06/01/12	CAD	12,235,000		12,134,452
4.250%, 09/01/08	CAD	7,940,000		7,805,292
4.250%, 12/01/08	CAD	820,000		808,380
5.250%, 06/01/12	CAD	7,870,000		8,227,264
Canada Housing Trust, 4.100%, 12/15/08	CAD	3,340,000		3,290,377
Canadian Government Bond, 5.750%, 06/01/33	CAD	2,145,000		2,638,495
EUROFIMA, 10.000%, 11/03/08	ISK	65,900,000		831,140
European Investment Bank,
4.600%, 01/30/37 (a)	CAD	7,270,000		6,864,543
6.961%, 03/10/21 [4]	BRL	5,000,000		2,010,909
11.890%, 04/24/13 (a) [4]	IDR	50,074,770,000		3,113,651
27.699%, 09/12/08 (a) [4]	BRL	13,323,060		7,863,082
Inter-American Development Bank,
6.000%, 12/15/17	NZD	4,215,000		2,955,245
11.619%, 05/20/13 [4]	IDR	45,580,000,000		2,846,031
12.097%, 05/11/09 [4]	BRL	6,500,000		3,660,533
International Bank for Reconstruction & Development, 9.500%, 05/27/10	ISK	179,000,000		2,285,656
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	141,360,000		12,241,578
Mexican Government, 9.000%, 12/20/12	MXN	54,500,000		5,309,537
New South Wales Treasury Corp.,
Series 12RG, 6.000%, 05/01/12	AUD	7,990,000		7,326,782
Series 10RG, 7.000%, 12/01/10	AUD	15,465,000		14,715,802
Nordic Investment Bank,
11.250%, 04/16/09	ISK	16,600,000		210,254
13.000%, 09/12/08	ISK	301,700,000		3,827,603
Queensland Treasury Corp.,
Series 11G, 6.000%, 06/14/11	AUD	10,250,000		9,503,956
7.125%, 09/18/17 (a)	NZD	7,500,000		5,737,945
Total Foreign Government (cost $124,364,872)				132,538,298
U.S. Government and Agency Obligations - 4.5%
U.S. Treasury Notes - 4.2%
USTN, 4.250%, 11/15/17		$10,000,000	[2]	10,214,840

The accompanying notes are an integral part of these financial statements.

17

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
U.S. Treasury Notes - 4.2% (continued)
USTN, 4.500%, 09/30/11	$32,500,000	[2]	$33,967,570
USTN, 4.625%, 11/30/08	63,500,000	[2]	64,194,563
Total U.S. Treasury Notes			108,376,973
Federal Home Loan Mortgage Corporation - 0.0%#
FHLMC, Gold, 5.000%, 12/01/31	183,018		176,699
Federal National Mortgage Association - 0.3%
FNMA, 4.000%, 10/01/18	7,762,019		7,379,740
FNMA, 6.000%, 07/01/29	17,990		18,321
Total Federal National Mortgage Association			7,398,061
Total U.S. Government and Agency Obligations (cost $113,768,443)			115,951,733
Municipal Bonds - 1.7%
Alabama Public School & College Authority, Capital Improvement Bond, 4.500%, 12/01/26	600,000		580,272
Buckeye Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47	5,035,000		4,201,305
Chicago Illinois Board of Education, Dedicated-Series B, 4.750%, 12/01/31	1,040,000		1,019,793
Chicago Illinois O’Hare International Airport Revenue Bond, Series A, 4.500%, 01/01/38	315,000		282,605
District of Columbia, Series A, 4.750%, 06/01/36	600,000		562,116
Florida State Turnpike Authority, Revenue Bond, Department of Transportation, Series A, 3.500%, 07/01/27	600,000		484,290
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/26 (FSA Insured)	410,000		343,272
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/29 (FSA Insured)	445,000		358,545
Grosse Pointe Michigan Public School System, 3.000%, 05/01/27	365,000		266,574
Harris County Texas, Road Bonds, Series B, 4.500%, 10/01/31	1,715,000		1,620,315
JEA Florida Water & Sewer System Revenue Bond, Series B, 4.750%, 10/01/41	955,000		894,434
Louisianna State, Series C, 3.250%, 05/01/26 (FSA Insured)	605,000		479,965
Massachusetts State School Building Authdedicated Sales Tax Revenue Bond, Series A, 4.750%, 08/15/32	600,000		586,488
Michigan Tobacco Settlement Financial Authority Series A, 7.309%, 06/01/34	3,135,000		2,870,343
Omaha Public Power District, Electric System Subordinated Revenue Bonds, Series AA, 4.500%, 02/01/34	1,505,000		1,361,032
San Diego California Unified School District, Refunding Bonds, Election 1998, Series F-1, 4.500%, 07/01/29	630,000		584,558
San Jose California Redevelopment Agency Tax Allocation, Series C, 3.750%, 08/01/28	765,000		623,307
San Jose Redevelopment Agency, 3.750%, 08/01/28	280,000		226,475
State of California (AMBAC Insured), 4.500%, 08/01/27	950,000		898,700
State of California (AMBAC Insured), 4.500%, 08/01/30	770,000		704,635
State of California, 4.500%, 10/01/29	2,655,000		2,443,874
State of California, 4.500%, 08/01/30	665,000		609,472
State of California, Variable Purpose Bond, 3.250%, 12/01/27	495,000		377,853
State of California, Variable Purpose Bond, 4.500%, 12/01/33	2,330,000		2,095,695
Tobacco Settlement Financing Corp., 6.706%, 06/01/46	22,190,000		18,704,396
University of California Regents Medical Center, Series A, 4.750%, 05/15/31	165,000		157,890

The accompanying notes are an integral part of these financial statements.

18

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Municipal Bonds - 1.7% (continued)
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series E, 4.900%, 11/01/35	$155,000		$147,163
Total Municipal Bonds (cost $47,127,149)			43,485,367
Mortgage-Backed Securities - 0.2%
Bank of America-First Union, Series 2001, 5.464%, 04/11/37	1,500,000		1,502,012
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20	2,873,197		2,553,554
Total Mortgage-Backed Securities (cost $4,231,610)			4,055,566
Asset-Backed Securities - 3.1%
ARGF, Series 2005-2A, Class A5, 2.642%, 05/20/11 (07/21/08) (a) [6]	10,840,000		9,928,802
Capital One Auto Finance Trust 2006-C A4, 2.501%, 05/15/13 (07/15/08) [6]	14,765,000		13,106,600
CCCIT, Series 2008-C6, Class C6, 6.300%, 06/20/14	15,450,000		14,774,061
CHAIT, Series 2007-B1, Class B1, 2.721%, 04/15/19 (07/15/08) [6]	17,040,000		13,604,906
CITEC, Series 2008-VT1, Class A3, 6.590%, 12/22/14	7,270,000		7,223,108
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18	108,068		106,852
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29	3,225,000		2,882,923
MBNA, Series 2002-C1, Class C1, 6.800%, 07/15/14	6,911,000		6,814,252
MBNA, Series 2005-B2, Class B2, 2.651%, 12/17/12 (07/15/08) [6]	10,405,000		10,020,807
Total Asset-Backed Securities (cost $77,956,515)			78,462,311
Preferred Stocks - 2.1%	Shares
Bank of America Corp., Series L, 7.250%	6,958		6,157,830
CIT Group, Inc., The, Series C, 8.750%	2,500		102,200
Comcast Corp. Series B, 7.000%	207,547	[2]	4,815,090
Entergy New Orleans, Inc., 4.750%	482		35,261
Entergy New Orleans, Inc., 5.560%	100		8,372
FHLMC, 5.570%	70,150		1,261,998
FHLMC, 8.375%	380,697		9,250,938
FNMA, 5.125%	17,300		549,275
FNMA, 8.250%	765,000	[2]	17,556,751
Lehman Brothers Holdings Capital Trust V, Series M, 6.000%	7,550		121,328
Lehman Brothers Holdings, Inc., 6.500%,	65,312		1,116,182
Lehman Brothers Holdings, Inc., 7.950%	26,664		542,612
Lehman Brothers Holdings, Inc., 5.670%	14,058		466,550
Lehman Brothers Holdings, Inc., Series P, 7.250%	4,265		3,430,894
Lehman Brothers Holdings, Inc., Series C, 5.940%	14,887		475,342
Merrill Lynch & Co., Inc., Series 3, 6.375%	20,000		337,200
Newell Financial Trust I, 5.250%	90,628		4,078,260
SLM Corp., 6.000%	41,250		721,875
Sovereign Capital Trust IV, 4.375%	34,236		1,052,757
Wisconsin Electric Power Co., 3.600%	3,946		277,823
Total Preferred Stocks (cost $54,610,137)			52,358,538

The accompanying notes are an integral part of these financial statements.

19

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Other Investment Companies - 7.8%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	147,706,784	$147,706,784
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.68%	4,048,753	4,048,753
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	48,411,983	48,411,983
Total Other Investment Companies (cost $200,167,520)		200,167,520
Total Investments - 104.4% (cost $2,734,074,561)		2,662,641,061
Other Assets, less Liabilities - (4.4)%		(111,789,178)
Net Assets - 100.0%		$2,550,851,883

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the cost of investments of $2,735,158,228 for Federal income tax purposes at June 30, 2008, the aggregate gross unrealized appreciation and depreciation were $37,499,450 and $110,016,617, respectively, resulting in a net unrealized depreciation of investments of $72,517,167.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities amounted to $258,286,044 or 10.1% of net assets.

[1]	Yield shown for an investment company represents the June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of June 30, 2008, amounting to $142,890,399 or 5.6% of net assets.

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

[4]	Represents yield to maturity at June 30, 2008.

[5]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued by an independent pricing agent.

[6]	Floating Rate Security. The rate listed is as of June 30, 2008. Date in parenthesis represents the security’s next coupon rate reset.

[7]	Variable Rate Security. The rate listed is as of June 30, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.

#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
USTB:	United States Treasury Bond
USTN:	United States Treasury Note
GMAC:	General Motors Acceptance Corp.

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
GBP:	British Pound
IDR:	Indonesian Rupiah
ISK:	Icelandic Krona
KRW:	South Korean Won
MXN:	Mexican Peso
MYR:	Malaysian Ringgit
NZD:	New Zealand Dollar
SGD:	Singapore Dollar
THB:	Thailand Baht

The accompanying notes are an integral part of these financial statements.

20

Managers Bond Fund

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets:
Investments at value (including securities on loan valued at $142,890,399)*	$2,662,641,061
Receivable for Fund shares sold	7,103,381
Dividends, interest and other receivables	38,300,107
Prepaid expenses	212,750

Total assets	2,708,257,299

Liabilities:
Foreign currency**	797,657
Payable for Fund shares repurchased	5,122,884
Payable upon return of securities loaned	147,706,784
Payable for investments purchased	1,751,907
Accrued expenses:
Investment advisory and management fees	1,063,008
Administrative fees	501,762
Other	461,414

Total liabilities	157,405,416

Net Assets	$2,550,851,883

Shares outstanding	104,156,860

Net asset value, offering and redemption price per share	$24.49

Net Assets Represent:
Paid-in capital	$2,576,080,427
Undistributed net investment loss	(459,717)
Accumulated net realized gain from investments and foreign currency transactions	46,769,162
Net unrealized depreciation of investments and foreign currency contracts and translations	(71,537,989)

Net Assets	$2,550,851,883

* Investments at cost	$2,734,074,561
** Foreign currency at cost	$797,739

The accompanying notes are an integral part of these financial statements.

21

Managers Bond Fund

Statement of Operations

For the six months ended June 30, 2008 (unaudited)

Investment Income:
Interest income	$70,311,830
Dividend income	1,833,576
Securities lending fees	818,381

Total investment income	72,963,787

Expenses:
Investment management fees	7,021,247
Administrative fees	2,808,499
Transfer agent	1,636,168
Custodian	172,405
Professional fees	141,894
Reports to shareholders	125,776
Registration fees	78,787
Trustees fees and expenses	73,338
Miscellaneous	39,710

Total expenses before offsets	12,097,824

Expense waiver	(32,895)
Expense reimbursement	(968,470)
Expense reductions	(7,698)

Net expenses	11,088,761

Net investment income	61,875,026

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	46,957,457
Net realized loss on foreign currency contracts and transactions	(12,089)
Net unrealized depreciation of investments	(128,505,386)
Net unrealized depreciation of foreign currency contracts and translations	(123,947)

Net realized and unrealized loss	(81,683,965)

Net decrease in net assets resulting from operations	$(19,808,939)

The accompanying notes are an integral part of these financial statements.

22

Managers Bond Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2008 (unaudited) and for the year ended December 31, 2007

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$61,875,026	$71,238,519
Net realized gain on investments and foreign currency transactions	46,945,368	4,081,419
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(128,629,333)	32,532,745

Net increase (decrease) in net assets resulting from operations	(19,808,939)	107,852,683

Distributions to Shareholders:
From net investment income	(61,973,746)	(73,131,848)
From net realized gain on investments	—	(379,319)

Total distributions to shareholders	(61,973,746)	(73,511,167)

From Capital Share Transactions:
Proceeds from sale of shares	871,730,895	1,324,679,881
Reinvestment of dividends and distributions	57,927,117	69,605,331
Cost of shares repurchased	(319,914,019)	(312,512,299)

Net increase from capital share transactions	609,743,993	1,081,772,913

Total increase in net assets	527,961,308	1,116,114,429

Net Assets:
Beginning of period	2,022,890,575	906,776,146

End of period	$2,550,851,883	$2,022,890,575

End of period undistributed net investment loss	$(459,717)	$(360,997)

Share Transactions:
Sale of shares	34,758,601	53,069,813
Reinvested shares	2,322,610	2,793,409
Shares repurchased	(12,748,712)	(12,544,877)

Net increase in shares	24,332,499	43,318,345

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
Managers Bond Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$25.34	$24.84	$24.11	$24.58	$24.58	$23.44

Income from Investment Operations:
Net investment income	0.68 [5]	1.22 [5]	1.08	0.88	0.80	1.08
Net realized and unrealized gain (loss) on investments	(0.85)[5]	0.49 [5]	0.75	(0.32)	0.30	1.40

Total from investment operations	(0.17)	1.71	1.83	0.56	1.10	2.48

Less Distributions to Shareholders from:
Net investment income	(0.68)	(1.21)	(1.10)	(0.88)	(0.93)	(1.11)
Net realized gain on investments	—	(0.00)[4]	—	(0.15)	(0.17)	(0.23)

Total distributions to shareholders	(0.68)	(1.21)	(1.10)	(1.03)	(1.10)	(1.34)

Net Asset Value, End of Period	$24.49	$25.34	$24.84	$24.11	$24.58	$24.58
Total Return [1]	(0.71)%[6]	7.06%	7.79%[3]	2.29%	5.14%	10.77%

Ratio of net expenses to average net assets	0.99%[7]	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets [1]	5.51%[7]	4.91%	4.52%	3.36%	3.65%	4.50%
Portfolio turnover	20%[6]	21%	46%	26%	16%	73%
Net assets at end of period (000’s omitted)	$2,550,852	$2,022,891	$906,776	$426,448	$259,210	$179,641

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.08%[7]	0.99%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income to average net assets	5.42%[7]	4.91%	4.49%	3.33%	3.58%	4.40%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Rounds to less than $0.01.
[5]	Per share numbers have been calculated using average shares.
[6]	Not Annualized.
[7]	Annualized.

24

Notes to Financial Statements

June 30, 2008 (unaudited)

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Bond Fund (“the Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Bond Fund
Level 1	$252,526,058	—
Level 2	2,410,115,003	—
Level 3	—	—

Total	$2,662,641,061	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”) (formerly the Bank of New York), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the six months ended June 30, 2008, the custodian expense was reduced by $507.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the six months ended June 30, 2008, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the six months ended June 30, 2008, the transfer agent expense was reduced by $7,191.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Portfolio. For the six months ended June 30, 2008, the management fee was reduced by $32,895.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before off-sets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of June 30, 2008, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At June 30, 2008, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 36%. Transactions by these shareholders may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into

26

Notes to Financial Statements (continued)

U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2008, the annual investment management fee rate, as a percentage of average daily net assets, was 0.625%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The Investment Manager has contractually agreed, through at least May 1, 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the six months ended June 30, 2008, the Fund made no such repayments to the Investment Manager. For the six months ended June 30, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $1,273,851.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008, were $948,366,390 and $44,800,747, respectively. Purchases and sales of U.S. Government securities for the six months ended June 30, 2008, were $19,754,704 and $361,532,399, respectively.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Security lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebate) then are divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

27

Notes to Financial Statements (continued)

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Forward Foreign Currency Contracts

The Fund may invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of June 30, 2008, no provision for income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof.

28

Annual Renewal of Investment Advisory Agreement (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Bond Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above the median performance of the Peer Group for each period and below, above, above and above, respectively, the performance of the Fund Benchmark, the Lehman Brothers U.S. Government/Credit Index. The Trustees concluded that the Fund’s performance has been satisfactory.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment

29

Annual Renewal of Investment Advisory Agreement (continued)

Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure and, as the Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Fund can be expected to increase with the size of the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

30

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

SEMI-ANNUAL REPORT

Managers Funds

June 30, 2008

Managers Special Equity Fund

Managers Special Equity Fund

Semi-Annual Report — June 30, 2008 (unaudited)

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

FUND PERFORMANCE	3

FUND SNAPSHOTS	4
Portfolio breakdown and top ten holdings at June 30, 2008

SCHEDULE OF PORTFOLIO INVESTMENTS	5

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	10
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	11
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statement of Changes in Net Assets	12
Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	13
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns, the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. The stock market roughly followed that projected course until approximately mid-to-late May. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time may tell if the concerns are completely justified. In the short term, however, the pain in the financial markets has been all too real.

The resulting impact on the equity markets was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Despite underperforming during the first quarter, growth indices outperformed their value counterparts for the period (e.g., Russell 3000® Growth -9.0% versus Russell 3000® Value Index -13.3%). Within the Russell 3000® Index, all sectors except energy (+12.8%) and materials (+2.3%) were down, with financials experiencing the largest decline (-27.0%). Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by 11.8%. Conversely, bonds generated mostly positive results as the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.4% (U.S. Dollars), respectively.

Against this backdrop, the performance of the Managers Special Equity Fund (the “Fund”) discussed in this report was challenged, as detailed below.

Periods Ended 06/30/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Special Equity Fund

Institutional Class	(12.78)%	(21.00)%	0.96%			3.61%	5/30/2004

Managers Class	(12.88)%	(21.15)%	0.74%	7.79%	5.31%	11.90%	6/1/1984

Russell 2000® Index	(9.37)%	(16.19)%	3.79%	10.29%	5.53%	10.12%	6/1/1984

Note: Returns greater than one year are annualized.

As noted above, for the six months ended June 30, 2008, the Managers Special Equity Fund returned -12.88%, compared to a return of -9.37% for the Russell 2000® Index, the Fund’s primary benchmark. The Fund did, however, outperform its benchmark during the second quarter of 2008.

For the period, the Fund’s underperformance relative to the benchmark was primarily driven by weak stock performance among holdings in the information technology, industrials, and financials sectors. Within technology, exposure to semiconductors, specifically a position in Semiconductor Manufacturing International, was the primary detractor from results, while the Fund’s difficulties in the industrial sector were caused mainly by holdings in two airlines; Air France-KLM and Alaska Air group. Both stocks have been hampered by skyrocketing fuel costs, but Donald Smith & Co., one of the Fund’s subadvisors, still has confidence in these companies going forward, and given the selloff, feels that they are now trading at particularly attractive valuations. An underweight to the financials sector did benefit the Fund. However, this was offset by disappointing stock selection within the real estate and banking areas of the sector. The Fund did benefit from strong stock selection within the health care sector, driven by biotech firm Illumina, as well as solid results within the consumer discretionary sector, coming from retailers Big Lots and Ross Stores.

As we look forward, the jury still appears to be out on the direction of the economy, and we believe that much interest will likely be shown in the Fed’s ability to handle the delicate balance between keeping inflation

1

Letter to Shareholders (continued)

in check, while also trying to keep the economy out of a recession. Whether or not the economy actually falls into a recession is difficult to predict, but what we believe is more certain is the fact that the growth of the U.S economy has decelerated. In this type of declining growth environment, we feel that identifying companies with superior earnings growth – a factor emphasized by many of the Fund’s subadvisors – will likely be critical in achieving better-than-market performance. The Fund remains overweight to the consumer discretionary, industrials, and information technology sectors, while maintaining underweight positions within financials, health care, and utilities. We remain confident in the Fund’s subadvisor lineup and believe that the characteristics and positioning of the Fund relative to its index should lead to solid performance going forward.

The following report covers the six-month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ John H. Streur
John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 1/01/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*

Managers Special Equity Fund - Managers Shares

Based on Actual Fund Return	1.50%	$1,000	$871	$6.98

Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,017	$7.52

Managers Special Equity Fund - Institutional Shares

Based on Actual Fund Return	1.25%	$1,000	$872	$5.82

Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.27

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Managers Special Equity Fund Performance

All periods ended June 30, 2008 (unaudited)

	Average Annual Total Returns[1]
Managers Special Equity Fund[2]	Six Months	One Year	Five Years	Ten Years	Inception Date
Managers Class	(12.88)%	(21.15)%	7.79%	5.31%	6/1/1984

Institutional Class	(12.78)%	(21.00)%	—	—	5/3/2004

Russell 2000® Index	(9.37)%	(16.19)%	10.29%	5.53%	6/1/1984

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

3

Managers Special Equity Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers Special Equity Fund **	Russell 2000® Index
Industrials	19.6%	16.6%
Information Technology	19.1%	17.5%
Consumer Discretionary	16.7%	12.3%
Financials	11.5%	18.3%
Energy	10.4%	9.3%
Health Care	10.0%	13.4%
Materials	2.2%	4.6%
Consumer Staples	1.8%	3.2%
Telecommunication Services	0.9%	1.3%
Utilities	0.3%	3.5%
Other Assets and Liabilities	7.5%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
MI Developments, Inc., Class A*	3.1%
Air France-KLM, ADR*	2.0
Comstock Resources, Inc.	1.9
Plains Exploration & Production Co.*	1.2
Semiconductor Manufacturing International Corp.*	1.1
Deckers Outdoor Corp.	1.1
DeVry, Inc.*	1.1
Hilb, Rogal & Hamilton Co.	1.0
Charles River Laboratories International, Inc.*	1.0
Visteon Corp.	1.0

Top Ten as a Group	14.5%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

4

Managers Special Equity Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 92.5%
Consumer Discretionary - 16.7%
Aaron Rents, Inc.	116,900	[2]	$2,610,377
American Public Education, Inc.*	68,840		2,687,514
Arbitron, Inc.	34,200	[2]	1,624,500
ArvinMeritor, Inc.	159,861		1,995,065
ATC Technology Corp.*	66,800	[2]	1,555,104
Bally Technologies, Inc.*	60,800	[2]	2,055,040
Big 5 Sporting Goods Corp.	243,900		1,846,323
Big Lots, Inc.*	364,102		11,374,546
Buckle, Inc., The	120,225	[2]	5,497,889
Buffalo Wild Wings, Inc.*	68,352	[2]	1,697,180
Capella Education Co.*	20,000		1,193,000
Chipotle Mexican Grill, Inc.*	2,700	[2]	223,074
Cooper Tire & Rubber Co.	434,400	[2]	3,405,696
Corinthian Colleges, Inc.*	255,400	[2]	2,965,194
Ctrip.com International, Ltd.	5,294	[2]	242,359
Dana Holding Corp.*	179,600	[2]	960,860
Deckers Outdoor Corp.*	91,000	[2]	12,667,201
DeVry, Inc.	226,523		12,146,164
Dick’s Sporting Goods, Inc.*	11,718	[2]	207,877
Dillard’s, Inc., Class A	831,200		9,616,984
Dress Barn, Inc., The*	193,200	[2]	2,585,016
Drew Industries, Inc.*	69,500		1,108,525
DXP Enterprises, Inc.*	28,900		1,203,396
Exide Technologies, Inc.*	190,950	[2]	3,200,322
Fossil, Inc.*	4,085	[2]	118,751
Guess?, Inc.	103,975		3,893,864
Gymboree Corp.*	88,300		3,538,181
ITT Educational Services, Inc.*	111,000		9,171,930
J. Crew Group, Inc.*	7,300	[2]	240,973
Jack in the Box, Inc.*	104,400	[2]	2,339,604
Jo-Ann Stores, Inc.*	142,147		3,273,645
Jos. A. Bank Clothiers, Inc.*	219,990		5,884,732
K12, Inc.*	128,673	[2]	2,757,462
Lululemon Athletica, Inc.*	66,592	[2]	1,935,164
MarineMax, Inc.*	171,600		1,230,372
Marvel Entertainment, Inc.*	83,600	[2]	2,686,904
McCormick & Schmick’s Seafood Restaurants, Inc.*	230,000		2,217,200
Morningstar, Inc.*	23,400	[2]	1,685,502
Netflix, Inc.*	47,300	[2]	1,233,111
New Oriental Education & Technology Group, Inc. - ADR*	14,507	[2]	847,499
Orient-Express Hotels, Ltd.	229,900		9,986,856
Panera Bread Co., Class A*	47,000	[2]	2,174,220
Polaris Industries, Inc.	45,800	[2]	1,849,404
Priceline.com, Inc.*	7,742	[2]	893,891
Ross Stores, Inc.	250,341		8,892,112
Saks, Inc.*	900,000		9,882,000
Strayer Education, Inc.	19,900	[2]	4,160,493
True Religion Apparel, Inc.*	97,725	[2]	2,604,371
Tupperware Brands Corp.	87,600	[2]	2,997,672
Ulta Salon, Cosmetics & Fragrance, Inc.*	78,654	[2]	884,071
Under Armour, Inc., Class A*	3,600	[2]	92,304
Visteon Corp.*	4,395,300		11,559,639
Warnaco Group, Inc., The*	162,650		7,167,986
WMS Industries, Inc.*	17,100	[2]	509,067
Zumiez, Inc.*	50,908		844,055
Total Consumer Discretionary			192,222,241
Consumer Staples - 1.8%
B&G Foods, Inc.	244,700		2,285,498
Central European Distribution Corp.*	72,087	[2]	5,345,251
Darling International, Inc.*	169,900		2,806,748
Flowers Food, Inc.	203,700	[2]	5,772,858
Green Mountain Coffee Roasters, Inc.*	42,900	[2]	1,611,753
Inter Parfums, Inc.	44,900	[2]	673,500
Sanderson Farms, Inc.	45,400	[2]	1,567,208
Zhongpin, Inc.*	86,400	[2]	1,080,000
Total Consumer Staples			21,142,816
Energy - 10.4%
Alpha Natural Resources, Inc.*	17,562	[2]	1,831,541
Bill Barrett Corp.*	92,500	[2]	5,495,425
Bristow Group, Inc.*	49,450	[2]	2,447,280
Carrizo Oil & Gas, Inc.*	87,875	[2]	5,983,409
Complete Production Services, Inc.*	51,850	[2]	1,888,377
Comstock Resources, Inc.*	253,500		21,403,006
Dawson Geophysical Co.*	41,300		2,455,698
Dril-Quip, Inc.*	38,100	[2]	2,400,300
Encore Acquisition Co.*	27,900	[2]	2,097,801
Foundation Coal Holdings, Inc.	24,914	[2]	2,206,882
GMX Resources, Inc.*	58,145	[2]	4,308,544

The accompanying notes are an integral part of these financial statements.

5

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 10.4% (continued)
Gulfmark Offshore, Inc.*	86,325	[2]	$5,022,388
Hornbeck Offshore Services, Inc.*	89,650	[2]	5,066,122
Key Energy Services, Inc.*	218,700		4,247,154
Mitcham Industries, Inc.*	31,600	[2]	539,728
Oil States International, Inc.*	49,700	[2]	3,152,968
Overseas Shipholding Group, Inc.	84,768		6,740,751
Petroquest Energy, Inc.*	228,190		6,138,311
Plains Exploration & Production Co.*	192,508	[2]	14,047,338
Rex Energy Corp.*	52,989	[2]	1,398,910
Stone Energy Corp.*	77,100		5,081,661
Superior Energy Services, Inc.*	56,327	[2]	3,105,871
T-3 Energy Services, Inc.*	5,100		405,297
Trico Marine Services, Inc.*	95,675	[2]	3,484,484
USEC, Inc.*	450,000	[2]	2,736,000
Willbros Group, Inc.*	136,650		5,986,636
Total Energy			119,671,882
Financials - 11.5%
American Financial Group, Inc.	39,250		1,049,938
American National Insurance Co.	68,950	[2]	6,758,479
American Physicians Capital, Inc.	18,650		903,406
Aspen Insurance Holdings, Ltd.	107,200		2,537,424
BankUnited Financial Corp., Class A	601,088	[2]	577,044
BioMed Realty Trust, Inc.	52,000	[2]	1,275,560
Community Bank System, Inc.	83,800		1,727,956
Cowen Group, Inc.*	192,853		1,488,825
Delphi Financial Group, Inc., Class A	139,250		3,222,245
DiamondRock Hospitality Co.	97,900	[2]	1,066,131
Downey Financial Corp.	344,680		954,764
eHealth, Inc.*	10,471		184,918
Entertainment Properties Trust	24,000	[2]	1,186,560
FCStone Group, Inc.*	64,685	[2]	1,806,652
Financial Federal Corp.	117,200		2,573,712
Hanover Insurance Group, Inc.	117,200		4,981,000
Harleysville Group, Inc.	13,600		460,088
Hilb, Rogal & Hamilton Co.	272,500		11,842,850
Inland Real Estate Corp.	80,300	[2]	1,157,926
IPC Holdings, Ltd.	369,100		9,799,605
iStar Financial, Inc.	202,700		2,677,667
KBW, Inc.*	5,400		111,132
MI Developments, Inc., Class A	1,589,100		35,738,859
MSCI, Inc.*	60,512		2,195,980
National Western Life Insurance Co., Class A	12,000		2,622,000
Navigators Group, Inc.*	9,500		513,475
Penson Worldwide, Inc.*	320,541	[2]	3,830,465
PrivateBancorp, Inc.	38,474		1,168,840
Prosperity Bancshares, Inc.	104,300		2,787,939
Provident Financial Services, Inc.	68,500	[2]	959,685
PS Business Parks, Inc.	22,600	[2]	1,166,160
RAM Holdings, Ltd.*	304,700		304,700
Reinsurance Group of America, Inc.	118,600		5,161,472
RiskMetrics Group, Inc.*	58,774	[2]	1,154,321
Saul Centers, Inc.	24,800		1,165,352
SeaBright Insurance Holdings, Inc.*	259,035		3,750,827
Senior Housing Properties Trust	52,700	[2]	1,029,231
South Financial Group, Inc., The	225,000	[2]	882,000
SVB Financial Group*	59,600	[2]	2,867,356
Texas Capital Bancshares, Inc.*	58,500	[2]	936,000
Tower Group, Inc.	56,200		1,190,878
TradeStation Group, Inc.*	263,000		2,669,450
UMB Financial Corp.	40,600	[2]	2,081,562
United PanAm Financial Corp.*	110,800		249,300
Total Financials			132,769,734
Health Care - 10.0%
Acorda Therapeutics, Inc.*	79,732	[2]	2,617,602
Alexion Pharmaceuticals, Inc.*	62,000	[2]	4,495,000
Alliance Imaging, Inc.*	377,400		3,272,058
Alpharma, Inc.*	52,200	[2]	1,176,066
AMAG Pharmaceuticals, Inc.*	15,853		540,587
Amedisys, Inc.*	45,800		2,309,236
Amsurg Corp.*	41,200		1,003,220
Analogic Corp.	32,100		2,024,547
athenahealth, Inc.*	53,200		1,636,432
BioMarin Pharmaceutical, Inc.*	64,000	[2]	1,854,720
Bio-Reference Labs, Inc.*	2,873		64,097
Bruker BioSciences Corp.*	83,729	[2]	1,075,918
CardioNet, Inc.*	20,097	[2]	535,183
Cepheid, Inc.*	73,335		2,062,180
Charles River Laboratories International, Inc.*	185,260		11,841,818
Chemed Corp.	77,700	[2]	2,844,597
Conmed Corp.*	73,800		1,959,390
Dionex Corp.*	31,900	[2]	2,117,203

The accompanying notes are an integral part of these financial statements.

6

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 10.0% (continued)
eResearch Technology, Inc.*	210,100		$3,664,144
Five Star Quality Care, Inc.*	393,172		1,859,704
Gentiva Health Services, Inc.*	130,190		2,480,120
HealthExtras, Inc.*	76,600	[2]	2,308,724
Illumina, Inc.*	92,875	[2]	8,090,341
Immucor, Inc.*	4,600	[2]	119,048
inVentiv Health, Inc.*	200,300	[2]	5,566,337
K-V Pharmaceutical Co., Class A*	10,754	[2]	207,875
Martek Biosciences Corp.*	193,225	[2]	6,513,615
Masimo Corp.*	206,600	[2]	7,096,710
MedAssets, Inc.*	84,580		1,442,089
Meridian Bioscience, Inc.	111,100		2,990,812
Merit Medical Systems, Inc.*	91,600		1,346,520
Myriad Genetics, Inc.*	38,275	[2]	1,742,278
NuVasive, Inc.*	87,988	[2]	3,929,544
Onyx Pharmaceuticals, Inc.*	39,755	[2]	1,415,278
OSI Pharmaceuticals, Inc.*	52,700	[2]	2,177,564
Owens & Minor, Inc.	23,200	[2]	1,060,008
Parexel International Corp.*	88,400	[2]	2,325,804
Phase Forward, Inc.*	127,800		2,296,566
Quidel Corp.*	106,500		1,759,380
Steris Corp.	104,900	[2]	3,016,924
Sun Healthcare Group, Inc.*	97,900		1,310,881
Synovis Life Technologies, Inc.*	33,800	[2]	636,454
United Therapeutics Corp.*	32,500	[2]	3,176,875
Vnus Medical Technologies, Inc.*	38,600	[2]	772,386
Wright Medical Group, Inc.*	82,100		2,332,461
Total Health Care			115,068,296
Industrials - 19.6%
AAR Corp.*	259,200		3,506,976
Acco Brands Corp.*	219,900		2,469,477
Acuity Brands, Inc.	67,200	[2]	3,230,976
AeroVironment, Inc.*	90,350		2,455,713
Air France-KLM, ADR	948,178		22,566,636
Alaska Airgroup, Inc.*	615,000		9,434,100
Allegiant Travel Co.*	23,700		440,583
Altra Holdings, Inc.*	86,600	[2]	1,455,746
American Superconductor Corp.*	199,215	[2]	7,141,858
Axsys Technologies, Inc.*	96,325	[2]	5,012,753
Baldor Electric Co.	52,200	[2]	1,825,956
Brady Corp.	94,100	[2]	3,249,273
Bucyrus International, Inc.	75,750	[2]	5,531,265
CAI International, Inc.*	167,600		2,916,240
Carlisle Cos., Inc.	102,500		2,972,500
CBIZ, Inc.*	629,000		5,000,550
Chart Industries, Inc.*	11,157		542,676
Clean Harbors, Inc.*	37,100	[2]	2,636,326
Colfax Corp.*	124,522	[2]	3,124,257
Columbus McKinnon Corp.*	36,900		888,552
Comfort Systems USA, Inc.	197,100	[2]	2,649,024
Consolidated Graphics, Inc.*	75,540		3,721,856
Con-Way, Inc.	35,500	[2]	1,677,730
Crane Co.	75,500		2,909,015
Curtiss-Wright Corp.	86,075	[2]	3,850,996
Eagle Bulk Shipping, Inc.	62,900	[2]	1,859,953
EMCOR Group, Inc.*	280,275		7,996,246
Empresas ICA, S.A. de C.V.*	69,700		1,731,348
Energy Conversion Devices, Inc.*	15,140	[2]	1,114,910
EnergySolutions, Inc.	77,004	[2]	1,721,039
EnerNOC, Inc.*	151,351		2,716,750
EnerSys*	64,400	[2]	2,204,412
Excel Maritime Carriers, Ltd.	31,200		1,224,600
Forward Air Corp.	52,800	[2]	1,826,880
FTI Consulting, Inc.*	106,475	[2]	7,289,278
Genesee & Wyoming, Inc., Class A*	47,700	[2]	1,622,754
Geo Group, Inc., The*	27,313	[2]	614,542
Gorman-Rupp Co.	18,400		733,056
GrafTech International Ltd.*	163,300	[2]	4,381,339
Heidrick & Struggles International, Inc.	113,200		3,128,848
II-VI, Inc.*	92,300		3,223,116
JA Solar Holdings Co., Ltd., ADR*	372,325	[2]	6,273,676
Kaydon Corp.	47,200	[2]	2,426,552
Kirby Corp.*	33,000	[2]	1,584,000
Layne Christensen Co.*	71,509		3,131,379
McGrath RentCorp	32,690		803,847
Middleby Corp., The*	2,500		109,775
Miller Herman, Inc.	124,000	[2]	3,086,360
NCI Building Systems, Inc.*	112,400		4,128,452
Perini Corp.*	173,475		5,733,349
Polypore International, Inc.*	64,000		1,621,120
RBC Bearings, Inc.*	48,700		1,622,684
Robbins & Myers, Inc.	127,075	[2]	6,337,230
Ryder System, Inc.	22,000		1,515,360

The accompanying notes are an integral part of these financial statements.

7

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 19.6% (continued)
Safe Bulkers, Inc.*	81,600		$1,537,344
SkyWest, Inc.	85,360		1,079,804
Spherion Corp.*	483,800		2,235,156
Sunpower Corp., Class A*	16,168	[2]	1,163,773
Tecumseh Products Co., Class B*	191,688		5,560,869
Teledyne Technologies, Inc.*	46,800		2,283,372
TeleTech Holdings, Inc.*	67,574	[2]	1,348,777
Toro Co., The	90,300	[2]	3,004,281
Triumph Group, Inc.	39,400		1,855,740
URS Corp.*	55,920		2,346,950
Valmont Industries, Inc.	63,900	[2]	6,664,131
Wabtec Corp.	13,100	[2]	636,922
Watson Wyatt & Co.	49,500	[2]	2,618,055
Woodward Governor Co.	265,825	[2]	9,479,320
Total Industrials			224,788,383
Information Technology - 19.1%
ADC Telecommunications, Inc.*	123,700	[2]	1,827,049
Advent Software, Inc.*	56,027	[2]	2,021,454
Amkor Technology, Inc.*	125,200	[2]	1,303,332
Anadigics, Inc.*	156,100	[2]	1,537,585
Ariba, Inc.*	128,083		1,884,101
Arris Group, Inc.*	260,400		2,200,380
Aruba Networks, Inc.*	258,597		1,352,462
Aspen Technology, Inc.*	221,200		2,941,960
Atheros Communications, Inc.*	136,122	[2]	4,083,660
AuthenTec, Inc.*	220,675		2,299,434
Bankrate, Inc.*	21,490		839,614
Benchmark Electronics, Inc.*	173,750		2,839,075
Brocade Communications Systems, Inc.*	315,693	[2]	2,601,310
CACI International, Inc., Class A*	44,600	[2]	2,041,342
Cavium Networks, Inc.*	107,328		2,253,888
Checkpoint Systems, Inc.*	525,300		10,968,264
comScore, Inc.*	43,918		958,291
Comverge, Inc.*	106,622		1,490,576
Concur Technologies, Inc.*	204,950	[2]	6,810,488
CSG Systems International, Inc.*	115,400		1,271,708
CyberSource Corp.*	85,890	[2]	1,436,940
Electronics for Imaging, Inc.*	226,481		3,306,623
EMS Technologies, Inc.*	19,500		425,880
Equinix, Inc.*	41,800		3,729,396
F5 Networks, Inc.*	103,800		2,949,996
Fairchild Semiconductor International, Inc.*	172,600		2,024,598
Falconstor Software, Inc.*	303,600		2,149,488
Flextronics International, Ltd.*	268,793		2,526,654
Harris Stratex Networks, Inc.*	172,522		1,637,234
Hittite Microwave Corp.*	32,100	[2]	1,143,402
Infinera Corp.*	21,205	[2]	187,028
Ipg Photonics Corp.*	95,445	[2]	1,795,320
Itron, Inc.*	16,100	[2]	1,583,435
Knot, Inc., The*	16,600		162,348
Mantech International Corp., Class A*	48,925	[2]	2,354,271
Mattson Technology, Inc.*	219,300		1,043,868
MercadoLibre, Inc.*	27,204	[2]	938,266
Monolithic Power Systems, Inc.*	76,175		1,646,904
Multi-Fineline Electronix, Inc.*	115,925	[2]	3,207,645
Netlogic Microsystems, Inc.*	91,196		3,027,707
NetSuite, Inc.*	92,207	[2]	1,887,477
Omniture, Inc.*	148,500	[2]	2,757,645
ON Semiconductor Corp.*	400,651	[2]	3,673,970
Parametric Technology Corp.*	417,785	[2]	6,964,476
Perot Systems Corp.*	230,710		3,462,957
Polycom, Inc.*	67,568	[2]	1,645,956
Power Integrations, Inc.*	67,800		2,143,158
Progress Software Corp.*	72,900	[2]	1,864,053
PROS Holdings, Inc.*	154,979		1,740,414
QLogic Corp.*	283,300	[2]	4,133,347
Quest Software, Inc.*	130,500		1,932,705
Rudolph Technologies, Inc.*	126,900		977,130
S1 Corp.*	174,600		1,321,722
Semiconductor Manufacturing International Corp.*	4,462,700	[2]	12,986,456
Semtech Corp.*	207,900		2,925,153
Shanda Interactive Entertainment, Ltd.*	20,238		549,462
Silicon Laboratories, Inc.*	87,300	[2]	3,150,657
SINA Corp.*	98,100	[2]	4,174,155
Skyworks Solutions, Inc.*	208,200	[2]	2,054,934
Smart Modular Technology (WWH), Inc.*	389,626		1,492,268
Sohu.com, Inc.*	95,781	[2]	6,746,814
Solera Holdings, Inc.*	199,650		5,522,319
Spansion, Inc., Class A*	2,571,200		5,785,200
SRA International, Inc.*	68	[2]	1,527
Starent Networks Corp.*	372,595	[2]	4,687,245
Super Micro Computer, Inc.*	215,700		1,591,866

The accompanying notes are an integral part of these financial statements.

8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 19.1% (continued)
Sybase, Inc.*	117,100	[2]	$3,445,082
Synaptics, Inc.*	26,085		984,187
SYNNEX Corp.*	223,200	[2]	5,600,088
Synopsys, Inc.*	181,400	[2]	4,337,274
Syntel, Inc.	88,800	[2]	2,994,336
Taleo Corp.*	116,275		2,277,827
TNS, Inc.*	251,400		6,023,544
TTM Technologies, Inc.*	232,500		3,071,325
Ultratech Stepper, Inc.*	68,200	[2]	1,058,464
Veeco Instruments, Inc.*	114,400	[2]	1,839,552
Virtusa Corp.*	143,831		1,457,008
VistaPrint, Ltd.*	4,200	[2]	112,392
Vocus, Inc.*	143,362		4,611,956
Volterra Semiconductor Corp.*	133,100	[2]	2,297,306
Websense, Inc.*	128,400		2,162,256
Total Information Technology			219,248,639
Materials - 2.2%
Calgon Carbon Corp.*	129,400		2,000,524
Century Aluminum Co.*	31,936	[2]	2,123,425
Cleveland-Cliffs, Inc.	15,300		1,823,607
Cytec Industries, Inc.	96,600	[2]	5,270,496
Innophos Holdings, Inc.	32,200	[2]	1,028,790
Intrepid Potash, Inc.*	30,400	[2]	1,999,712
Koppers Holdings, Inc.	114,550		4,796,208
Olin Corp.	115,700	[2]	3,029,026
Rock-Tenn Co.	82,200		2,465,178
Zep, Inc.	57,600		857,088
Total Materials			25,394,054
Telecommunication Services - 0.9%
Cincinnati Bell, Inc.*	1,034,819		4,118,580
Premiere Global Services, Inc.*	116,400		1,697,112
Syniverse Holdings, Inc.*	295,325	[2]	4,784,265
Total Telecommunication Services			10,599,957
Utilities - 0.3%
ITC Holdings Corp.	63,163	[2]	3,228,261
Total Common Stocks (cost $1,088,979,645)			1,064,134,263
Other Investment Companies - 38.6%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	344,624,820		344,624,820
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.68%	15,279,586		15,279,586
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	83,790,519		83,790,519
Total Other Investment Companies (cost $443,694,925)			443,694,925
Total Investments - 131.1% (cost $1,532,674,570)			1,507,829,188
Other Assets, less Liabilities - (31.1)%			(357,868,831)
Net Assets - 100%			$1,149,960,357

Based on the approximate cost of investments of $1,556,051,786 for Federal income tax purposes at June 30, 2008, the aggregate gross unrealized appreciation and depreciation were $170,627,411 and $218,850,009, respectively, resulting in net unrealized depreciation of investments of $48,222,598.

*	Non income producing security.
[1]	Yield shown for an investment company represents the June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of June 30, 2008, amounting to a market value of $333,493,898, or approximately 29.0% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

9

Managers Special Equity Fund

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets:
Investments at value (including securities on loan valued at $333,493,898)*	$1,507,829,188
Cash	498
Receivable for investments sold	16,130,646
Receivable for Fund shares sold	1,292,475
Dividends, interest and other receivables	710,601
Prepaid expenses	75,384

Total assets	1,526,038,792

Liabilities:
Payable for Fund shares repurchased	18,171,053
Payable upon return of securities loaned	344,624,820
Payable for investments purchased	11,516,212
Accrued expenses:
Investment advisory and management fees	921,407
Administrative fees	256,120
Other	588,823

Total liabilities	376,078,435

Net Assets	$1,149,960,357

Managers Shares:
Net Assets	$1,013,524,690

Shares outstanding	18,105,779

Net asset value, offering and redemption price per share	$55.98

Institutional Class Shares:
Net Assets	$136,435,667

Shares outstanding	2,417,692

Net asset value, offering and redemption price per share	$56.43

Net Assets Represent:
Paid-in capital	$1,120,930,289
Undistributed net investment loss	(2,867,712)
Accumulated net realized gain from investments	56,743,162
Net unrealized depreciation of investments	(24,845,382)

Net Assets	$1,149,960,357

* Investments at cost	$1,532,674,570

The accompanying notes are an integral part of these financial statements.

10

Managers Special Equity Fund

Statement of Operations

For the six months ended June 30, 2008 (unaudited)

Investment Income:
Dividend income	$5,567,867
Foreign withholding tax	(71,510)
Securities lending fees	1,142,301

Total investment income	6,638,658

Expenses:
Investment management fees	6,526,029
Administrative fees	1,812,786
Transfer agent	1,778,196
Custodian	158,833
Professional fees	141,634
Reports to shareholders	123,108
Trustees fees and expenses	79,559
Registration fees	37,099
Miscellaneous	57,189

Total expenses before offsets	10,714,433

Expense waiver	(4,426)
Expense reductions	(207,164)

Net expenses	10,502,843

Net investment loss	(3,864,185)

Net Realized and Unrealized Gain (Loss):
Net realized loss on investment transactions	(6,773,912)
Net unrealized depreciation of investments	(229,739,852)

Net realized and unrealized loss	(236,513,764)

Net decrease in net assets resulting from operations	$(240,377,949)

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2008 (unaudited) and for the year ended December 31, 2007

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(3,864,185)	$(14,345,331)
Net realized gain (loss) on investments	(6,773,912)	468,715,374
Net unrealized depreciation of investments	(229,739,852)	(407,862,046)

Net increase (decrease) in net assets resulting from operations	(240,377,949)	46,507,997

Distributions to Shareholders:
From net realized gain on investments:
Managers Class	—	(388,900,274)
Institutional Class	—	(59,529,931)

Total distributions to shareholders	—	(448,430,205)

From Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	139,269,634	299,186,761
Reinvestment of dividends and distributions	—	359,741,541
Cost of shares repurchased	(581,215,514)	(1,188,809,810)

Net decrease from Managers share transactions	(441,945,880)	(529,881,508)

Institutional Class:
Proceeds from sale of shares	(3,238,458)	78,116,331
Reinvestment of dividends and distributions	—	53,547,184
Cost of shares repurchased	(79,904,826)	(398,129,366)

Net decrease from Institutional share transactions	(83,143,284)	(266,465,851)

Net decrease from capital share transactions	(525,089,164)	(796,347,359)

Total decrease in net assets	(765,467,113)	(1,198,269,567)

Net Assets:
Beginning of period	1,915,427,470	3,113,697,037

End of period	$1,149,960,357	$1,915,427,470

End of period undistributed net investment income (loss)	$(2,867,712)	$996,473

Share Transactions:
Managers Class:
Sale of shares	2,345,675	3,523,798
Reinvested shares from dividends and distribution	—	5,443,136
Shares repurchased	(10,191,830)	(13,771,697)

Net decrease in shares	(7,846,155)	(4,804,763)

Institutional Class:
Sale of shares	281,847	898,887
Reinvested shares from dividends and distribution	—	804,737
Shares repurchased	(1,687,074)	(4,606,651)

Net decrease in shares	(1,405,226)	(2,903,027)

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2008	For the year ended December 31,
Managers Class:	(unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$64.27	$82.96	$86.78	$90.42	$78.48	$55.08

Income from Investment Operations:
Net investment loss	(0.16)[5]	(0.51)[5]	(0.14)[5]	(0.54)[5]	(0.56)	(0.43)
Net realized and unrealized gain (loss) on investments	(8.13)[5]	0.55 [5]	9.88 [5]	4.18 [5]	12.50	23.83

Total from investment operations	(8.29)	0.04	9.74	3.64	11.94	23.40

Less Distributions to Shareholders from:
Net realized gain on investments	—	(18.73)	(13.56)	(7.28)	—	—

Net Asset Value, End of Period	$55.98	$64.27	$82.96	$86.78	$90.42	$78.48

Total Return [1]	(12.88)%[2]	(0.60)%	11.28%	4.00%	15.18%	42.50%

Ratio of net expenses to average net assets	1.48%[3]	1.43%	1.42%	1.40%	1.40%	1.43%
Ratio of net investment loss to average net assets [1]	(0.56)%[3]	(0.59)%	(0.15)%	(0.60)%	(0.69)%	(0.72)%
Portfolio turnover	53%[2]	67%	76%	80%	68%	64%
Net assets at end of Period (000’s omitted)	$1,013,525	$1,668,031	$2,551,703	$2,834,314	$3,415,003	$3,279,318

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.51%[3]	1.46%	1.47%	1.45%	1.45%	1.46%
Ratio of net investment loss to average net assets	(0.59)%[3]	(0.62)%	(0.20)%	(0.65)%	(0.74)%	(0.75)%

	For the six months ended June 30, 2008	For the year ended December 31,			For the period* ended December 31,
Institutional Class:	(unaudited)	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$64.71	$83.56	$87.09	$90.56	$78.91

Income from Investment Operations:
Net investment income (loss)	(0.10)[5]	(0.32)[5]	0.10 [5]	(0.33)[5]	(0.21)
Net realized and unrealized gain (loss) on investments	(8.18)[5]	0.52 [5]	9.93 [5]	4.14 [5]	11.86

Total from investment operations	(8.28)	0.20	10.03	3.81	11.65

Less Distributions to Shareholders from:
Net realized gain on investments	—	(19.05)	(13.56)	(7.28)	—

Net Asset Value, End of Period	$56.43	$64.71	$83.56	$87.09	$90.56

Total Return [1]	(12.78)%[2]	(0.39)%	11.56%[6]	4.21%	14.75%[2]

Ratio of net expenses to average net assets	1.23%[3]	1.20%	1.18%	1.20%	1.20%[3]
Ratio of net investment income (loss) to average net assets [1]	(0.33)%[3]	(0.36)%	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	53%[2]	67%	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$136,435	$247,396	$561,994	$510,541	$274,010

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.26%[3]	1.23%	1.23%	1.25%	1.26%[3]
Ratio of net investment loss to average net assets	(0.36)%[3]	(0.39)%	0.14%	0.61%	0.55%[3]

*	Commencement of operations was May 3, 2004.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not Annualized. (See Note 1(c) to the Notes to Financial Statements.)
[3]	Annualized.
[4]

Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

13

Managers Special Equity Fund

Notes to Financial Statements

June 30, 2008 (unaudited)

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market

14

Managers Special Equity Fund

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Special Equity
Level 1	$1,507,829,188	—
Level 2	—	—
Level 3	—	—

Total	$1,507,829,188	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the six months ended June 30, 2008, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios was as follows: $203,107 or 0.03% annualized.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left un-invested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the six months ended June 30, 2008, the custodian expense was reduced by $769.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the six months ended June 30, 2008, the Fund had an overdraft fee of $7,546.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the six months end June 30, 2008, the transfer agent expense was reduced by $3,288.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Portfolio. For the six months ended June 30, 2008, the management fee was reduced by $4,426.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of June 30, 2008, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each fund. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

15

Managers Special Equity Fund

Notes to Financial Statements (continued)

At June 30, 2008 certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund: Managers Class shares – three collectively own 54%; Institutional Class shares – three collectively own 80%. Transactions by these shareholders may have a material impact on the Fund or the class.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2008, the annual investment management fee rate, as a percentage of average daily net assets, was 0.90%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. The MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

During the six months ended June 30, 2008, the Fund had the following transactions under 17a-7 procedures approved by the Board of Trustees:

January 2, 2008 – sold securities to the Skyline Opportunity Fund

Security	Shares	Cost
AirTran Holdings, Inc.	5,600	$38,808
Aspen Insurance Holdings, Ltd.	6,500	184,340
Arris Group, Inc.	6,700	63,181
American Axle & Manufacturing Holdings, Inc.	3,100	56,265
Big 5 Sporting Goods Corp.	6,300	90,216
B&G Foods, Inc.	6,000	60,660
Borland Software Corp.	6,600	19,140
CAI International, Inc.	4,300	42,484
Cincinnati Bell, Inc.	26,700	120,684
Crane Co.	3,500	148,995
Carlisle Cos., Inc.	3,100	116,033
Convergys Corp.	3,600	57,744
Delphi Financial Group, Inc., Class A	3,600	121,464
Electronics for Imaging, Inc.	6,000	131,880
Fairchild Semiconductor International, Inc.	6,400	89,024
Financial Federal Corp.	3,000	67,200
Comfort Systems USA, Inc.	7,300	89,936
Harris Stratex Networks, Inc.	4,000	67,000
Hercules Technology Growth Capital, Inc.	4,700	55,366
MarineMax, Inc.	4,400	65,164
Key Energy Services, Inc.	5,800	83,926
MCG Capital Corp.	5,300	61,109
Miller Herman, Inc.	3,200	103,072
Mattson Technology, Inc.	5,700	47,823
Prosperity Bancshares, Inc.	4,400	124,872
Ryder System, Inc.	1,300	59,683
RAM Holdings, Ltd.	8,000	37,760
Reinsurance Group of America, Inc.	3,500	179,515
Rudolph Technologies, Inc.	3,300	36,993
SeaBright Insurance Holdings, Inc.	6,700	98,825
iStar Financial, Inc.	300	7,725
Spherion Corp.	12,500	86,875
SkyWest, Inc.	4,900	130,536
Super Micro Computer, Inc.	5,600	47,208
SYNNEX Corp.	5,300	100,859
TNS, Inc.	5,600	93,744
TradeStation Group, Inc.	6,800	94,588
TTM Technologies, Inc.	7,100	83,212

Total	216,700	$3,163,909

16

Managers Special Equity Fund

Notes to Financial Statements (continued)

January 15, 2008 – bought securities from the Managers Fremont Global Fund

Security	Shares	Cost
Aruba Networks, Inc.	700	$8,050

January 15, 2008 – bought securities from the Managers Fremont Micro-Cap Fund

Security	Shares	Cost
Aruba Networks, Inc.	12,443	$143,095
Calgon Carbon Corp.	95,500	1,353,235
Omniture, Inc.	56,200	1,511,780

Total	164,143	$3,008,110

May 12, 2008 – sold securities to the Investment Fund for Foundations Multi-Asset Fund

Security	Shares	Cost
General Communication, Inc., Class A	230,000	$1,492,700

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008, were $796,887,285 and $1,297,466,547, respectively. There were no purchases or sales of U.S. Government securities.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Security lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebate) then are divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of June 30, 2008, no provision for income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof.

17

Annual Renewal of Investment Advisory Agreement (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Special Equity Fund (the “Fund”) and the Subadvisory Agreement for each Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and each Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. With respect to the Fund’s investment in exchange-traded funds as a means to equitize the cash reserves segment of the Fund, the Trustees noted that the Investment Manager’s cash management services are in addition to and different from the services provided by the investment advisor to the exchange-traded funds in which the Fund invests. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement.

The Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of the Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. The Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Index, for each period. The Trustees noted management’s discussion of the Fund’s growth bias and the market environment during relevant time periods. The Trustees also took into account the Investment Strategies of the Fund’s Subadvisors relative to the investment strategies of the Fund’s Peer Group and noted that the Investment Manager replaced a Subadvisor in late 2007. The Trustees also noted that the Fund’s longer-term performance has exceeded the median of its Peer Group, which has resulted in the Fund performing within the top quartile of its Peer Group since inception of the Fund (June 1, 1984) through the period ended March 31, 2008. The Trustees concluded that management had taken appropriate steps to address the Fund’s performance.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

18

Annual Renewal of Investment Advisory Agreement (continued)

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees noted that the Fund’s advisory fee and total expenses as of March 31, 2008 were higher than and equal to, respectively, the average for the Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees also noted the current asset levels of the Fund and the impact on profitability of any future growth of assets of the Fund. The Board took into account management’s discussion of the advisory fee structure. In this regard, the Trustees noted that the Fund currently has six Subadvisors, each managing a portion of the Fund’s portfolio, and that the Investment Manager’s oversight and supervisory responsibilities with respect to the Fund have increased with the size of the Fund and the number of Subadvisors. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than Skyline Asset Management, L.P. (“Skyline”), which is an affiliate of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of each Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with these Subadvisors (other than Skyline). In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by each Subadvisor, the Trustees concluded that the effect of any economies of scale being realized by the Subadvisors was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fee payable by the Investment Manager to Skyline, the Trustees noted that Skyline is an affiliate of the Investment Manager and reviewed information provided by Skyline regarding the cost to Skyline of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees also noted that the fee payable by the Investment Manager to Skyline under its Subadvisory Agreement is identical to the fee payable to each of the other Subadvisors of the Fund, none of which is an affiliate of the Investment Manager. The Trustees also noted that the subadvisory fee is paid by the Investment Manager out of the advisory fee. Accordingly, the cost of services to be provided by Skyline and the profitability to Skyline of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by each Subadvisor, the Trustees concluded that the effect of any economies of scale being realized by Skyline was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreements with each of the Subadvisors, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreement; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each of the Fund Subadvisors.

19

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

SEMI-ANNUAL REPORT

Managers Funds

June 30, 2008

Managers Value Fund

Managers AMG Essex Large Cap Growth Fund

Managers Small Company Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

Managers Money Market Fund

SAR002-0608

The Managers Funds

Semi-Annual Report — June 30, 2008 (unaudited)

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	4

FUND PERFORMANCE	5

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Value Fund	6

Managers AMG Essex Large Cap Growth Fund	8

Managers Small Company Fund	10

Managers International Equity Fund	14

Managers Emerging Markets Equity Fund	20

Managers Global Bond Fund	24

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	32

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	33
Funds’ balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	35
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	37
Detail of changes in Fund assets for the past two periods

MANAGERS MONEY MARKET FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	39
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statements of Operations	39
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	40
Detail of changes in Fund assets for the past three periods

FINANCIAL HIGHLIGHTS	41
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	44
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	50

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns, the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. The stock market roughly followed that projected course until approximately mid-to-late May. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time may tell if the concerns are completely justified. In the short term, however, the pain in the financial markets has been all too real.

The resulting impact on the equity markets was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Despite underperforming during the first quarter, growth indices outperformed their value counterparts for the period (e.g., Russell 3000® Growth Index -9.0% versus Russell 3000® Value Index -13.3%). Within the Russell 3000® Index, all sectors except energy and materials declined, with financials falling the hardest. Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by 11.8%.

While many of the media headlines took a negative tone and emphasized inflation, the “housing crisis” and the losses in the stock market, various portions of the bond market provided positive returns. Interest rates fell (and bond prices rose) across the yield curve, although the interest rate declines were most pronounced on the shorter end of the curve. Meanwhile, for the period in aggregate, demand for higher-quality, lower-risk bonds like U.S. Treasuries increased, while some investors sold higher-risk, lower-quality bonds in an effort to curtail risk. For the period, the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.5% (U.S. Dollars), respectively.

Against this backdrop, the Funds represented in this report have provided the following returns:

Periods Ended 06/30/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Global Bond Fund	1.92%	9.18%	4.92%	5.54%	5.66%	5.62%	3/25/1994

Lehman Brothers Global Aggregate Index	3.53%	12.90%	5.81%	5.90%	6.10%		3/25/1994

Managers Small Company Fund	(8.06)%	(9.70)%	5.46%	10.41%		2.31%	6/19/2000

Russell 2000 Index	(9.37)%	(16.19)%	3.79%	10.29%	5.53%	4.82%	6/19/2000

Managers AMG Essex Large Cap Growth Fund	(6.05)%	(0.57)%	6.53%	6.70%	3.16%	11.02%	6/1/1984

Russell 1000 Growth Index	(9.06)%	(5.96)%	5.91%	7.32%	0.96%		6/1/1984

S&P 500 Index	(11.91)%	(13.12)%	4.41%	7.58%	2.88%	11.95%	6/1/1984

Managers Value Fund	(17.59)%	(28.06)%	(2.54)%	4.44%	2.18%	9.82%	10/31/1984

Russell 1000 Value Index	(13.57)%	(18.78)%	3.53%	8.92%	4.91%		10/31/1984

S&P 500 Index	(11.91)%	(13.12)%	4.41%	7.58%	2.88%	11.70%	10/31/1984

Managers International Equity Fund	(14.02)%	(10.02)%	14.36%	15.75%	4.77%	10.27%	12/31/1985

MSCI EAFE Index	(10.96)%	(10.61)%	12.84%	16.67%	5.83%	9.62%	12/31/1985

Managers Emerging Markets Equity Fund	(9.70)%	0.49%	26.02%	28.63%	16.85%	14.31%	2/9/1998

MSCI EM Index (Net)	(11.76)%	4.63%	27.14%	29.75%			2/9/1998

MSCI EM Index (Gross)	(11.64)%	4.89%	27.52%	30.15%	15.51%	12.76%	2/9/1998

Money Market Fund	1.54%	4.01%	4.25%	3.00%	3.41%	4.84%	6/1/1984

Merrill 3 Month T-Bill	1.20%	3.64%	4.27%	3.18%	3.63%		6/1/1984

Note: Returns greater than one year are annualized

Letter to Shareholders (continued)

As noted above, for the six months ended June 30, 2008, the Managers Value Fund returned -17.59%, compared with a return of -13.57% for its primary benchmark, the Russell 1000® Value Index. The Fund’s underperformance is mainly attributable to poor stock selection within the financials sector. Overall, financials was the worst performing sector within the Index, but Fund constituents declined much more than those in the Index. Similarly, relative Fund performance was hurt by poor stock selection in industrials and underweights to the utilities and energy sectors. The aforementioned detractors were partly offset by favorable stock selection within the consumer discretionary and energy sectors.

One of the Fund’s subadvisors, Osprey Partners Investment Management (“Osprey”), has been the main driver of underperformance because of their holdings in finance stocks. Osprey believes many of its holdings, which are at historically low valuations, now offer significant upside potential with limited downside risk. Meanwhile, Armstrong Shaw Associates (“Armstrong”), the Fund’s other subadvisor, outperformed the benchmark in each of the last two quarters, as a result of an underweight in financials and strong relative performance within the information technology and energy sectors. Unlike Osprey, Armstrong has avoided finance stocks because of transparency concerns and is awaiting sector stability before increasing its exposure in the sector. Overall, since each subadvisor focuses exclusively on value investing, recent multiple contraction has broadened each manager’s investable universe. In particular, both subadvisors think the technology and telecomm sectors are attractively valued after falling 24% and 21%, respectively, over the last twelve months.

As noted above, for the six-month period ended June 30, 2008, the Managers AMG Essex Large Cap Growth Fund returned -6.05%, outperforming its benchmark, the Russell 1000® Growth Index, which returned -9.06%. The Fund’s sizable outperformance was driven in part by strong stock selection and its underweight in the lagging financials sector. The Fund benefited from its stock selection within health care, as companies like Gilead Sciences, Elan Corp. and Vertex Pharmaceuticals all produced strong results during the period. The Fund’s energy holdings also contributed to the solid relative performance. Chesapeake Energy and Southwestern Energy were standout performers and benefited from investor optimism about natural gas prices. Peabody Energy was also among the top contributors in energy due to an export-driven rise in coal prices. Meanwhile, weak stock selection in the industrials sector detracted from performance, with Northwest Airlines and AMR Corp. declining substantially during the period.

Going forward, the subadvisor, Essex Investment Management Company (“Essex”), believes that stock prices will likely stay in a limited trading range; however, a break in oil prices could provide a significant boost to confidence. As far as sector positioning is concerned, the Fund remains overweight in health care and Essex is focusing on companies with unique products and services in the biotechnology, diagnostics, and medical device areas. Essex believes that these segments should be resistant to a U.S. economic slowdown and that they should be a source of positive earnings revisions for this year and next. Meanwhile, Essex remains cautions about the consumer discretionary sector as evidenced by the Fund’s underweight position relative to the benchmark.

As noted above, for the six months ended June 30, 2008, the Managers Small Company Fund returned -8.06%, compared to a return of -9.37% for its benchmark, the Russell 2000® Index. The Fund’s outperformance was mainly attributable to favorable sector allocation, although relative stock performance in specific sectors also helped. A modest overweight to energy was beneficial as the energy sector soared on rising prices and increased demand from developing nations. The Fund’s large underweight in financials was also beneficial as finance stocks continued to struggle. In addition, the Fund’s finance stocks held up better than the Index constituents, since the Fund’s subadvisors avoided some of the worst performers within the sector. The Fund’s overweight in energy was helpful, although the Fund’s 24.0% return in the sector did not keep pace with index constituents, which rose 44.8%, and thus stock performance within energy hurt relative performance. Finally, poor stock performance within the information technology, consumer discretionary, and health care sectors contributed most to the Fund’s negative absolute return during the trailing six month period.

Looking forward, Kalmar Investment Advisers (“Kalmar”), one of the Fund’s two subadvisors, believes the effect of the credit crunch, high food prices, high energy prices, and a slowing job market are likely to be in the early stages of their impact on the economy. Epoch Investment Partners (“Epoch”), the other subadvisor, agrees. Importantly, however, both Kalmar and Epoch are finding potentially attractive investment opportunities following the market declines since mid-2007. While much uncertainty remains, each investment managers’ disciplined selection process and research capabilities seem well positioned to navigate further difficulties. Lastly, while past performance is not a guarantee of future results, both subadvisors have tended to outperform in difficult markets, while exhibiting lower volatility relative to peers in all markets.

As noted above, for the six months ended June 30, 2008, the Managers International Equity Fund returned -14.02%, compared with a return of -10.96% for its benchmark, the MSCI EAFE Index. For the period, the Fund’s underperformance relative to the benchmark has been primarily driven by weak stock selection across a number of sectors, including consumer discretionary, consumer staples, and financials. Among the biggest detractors in the Fund was Nokia, which has fallen 35% after being one of the better Fund performers in 2007. However, the portfolio managers continue to retain their confidence in Nokia’s ability to potentially overcome this short-term weakness and to capitalize on its strong positioning within the markets in which it competes. On the positive side, the Fund continues to benefit from non-benchmark exposures, which include positions in Canada and several emerging market economies, including Brazil and Russia.

Letter to Shareholders (continued)

Although performance in the global equity markets has been difficult during the period, the decline in equity prices continues to present the portfolio managers of the Fund with an increasingly attractive universe of opportunities, as valuations have become more compelling in a number of sectors and regions. For instance, many high-quality financial stocks that may not have been attractive a year ago have seen their prices decline precipitously, despite maintaining strong balance sheets. This has given the Fund’s portfolio managers a buying opportunity, the result of which is that there is now a modest overweight in the sector relative to the benchmark. Additionally, the Fund continues to maintain a modest exposure to stocks within emerging market economies, which helps to provide diversification if the economic downturn is more prolonged than anticipated in the developed equity markets.

As noted above, for the six months ended June 30, 2008, the Managers Emerging Markets Equity Fund returned -9.70%, compared to a return of -11.64% for the MSCI Emerging Markets Index (Gross), the Fund’s primary benchmark. After five consecutive calendar years of returns in excess of 25%, emerging markets finally reversed course in the first half of 2008. While the Fund was not immune to these losses, it did hold up somewhat better than its peers and outperformed the benchmark for the period. Country-allocation decisions were the primary driver of performance during the period, while strong stock selection in a handful of countries was cancelled out by underperformance in other markets. Holdings within Russia had the largest impact on performance, both on an absolute and relative return basis, thanks to an overweight position in the market combined with double-digit returns from holdings. Stock selection in Argentina and China were also favorable during the period. Offsetting these gains, however were poor stock selections in Brazil, India, and South Korea.

Looking forward, Rexiter Capital Management (“Rexiter”), the Fund’s subadvisor, believes oil and other commodity prices will continue to be an important determinant of market performance – particularly in emerging markets. Rexiter also believes inflation is another factor that will be important to watch. Specifically, Rexiter believes that the question of how much of the current inflation is due to “one-off” situations versus longer-term structural changes will be important to monitor. Many Asian markets are seeing inflation rates of 8-10%, much of which is being driven by the increase in food prices. Rexiter believes that these prices are not sustainable, and, if that is the case, Rexiter feels that growth rates for emerging markets should be able to match or exceed expectations in the coming years. The Fund remains broadly diversified across markets and sectors, with a combination of bottom-up, stock-specific stories and top-down, macro-related themes driving positioning.

As noted above, for the six months ended June 30, 2008, the Managers Global Bond Fund returned 1.92%, compared with a return of 3.53% for the Lehman Brothers Global Aggregate Index, the Fund’s primary benchmark. The Fund’s relative overweight in corporate bonds and the related underweight in Treasuries detracted from performance during the period. Security selection within South Korean corporate bonds, as well as both Indonesian and Columbian sovereign issues, also detracted from performance. On a positive note, allocations to bonds in Argentina, along with currency exposure to the Singapore Dollar, Swiss Franc, and Uruguay Peso all contributed positively to relative performance.

Loomis, Sayles & Company (“Loomis”), the Fund’s subadvisor, believes that commodity prices could be reaching a peak, and any reversal of oil prices, in particular, could be bullish for U.S. consumer sentiment, credit spreads and the U.S. Dollar. Loomis sees the value proposition for non-U.S. currencies as poor, except for non-Japan Asian currencies, which may gain strength following renewed Renminbi appreciation later this year. Loomis continues to believe that at current levels, credit spreads appear wide enough to offer value, even if the U.S. recovery is delayed. The Fund is positioned to potentially take advantage of this perceived value, with roughly 50% exposure to corporate bonds versus less than 20% for the benchmark. Finally, Loomis believes that security selection will likely prove to be more critical moving forward, as Loomis expects default rates to trend upward and market conditions to remain vulnerable to the possibility of further economic deterioration.

The following report covers the six-month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www. managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ John H. Streur
John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Managers Value Fund
Based on Actual Fund Return	1.19%	$1,000	$824	$5.40
Based on Hypothetical 5% Annual Return	1.19%	$1,000	$1,019	$5.97
Managers AMG Essex Large Cap Growth Fund
Based on Actual Fund Return	1.29%	$1,000	$940	$6.22
Based on Hypothetical 5% Annual Return	1.29%	$1,000	$1,018	$6.47
Managers Small Company Fund
Based on Actual Fund Return	1.45%	$1,000	$919	$6.92
Based on Hypothetical 5% Annual Return	1.45%	$1,000	$1,018	$7.27
Managers International Equity Fund
Based on Actual Fund Return	1.48%	$1,000	$860	$6.84
Based on Hypothetical 5% Annual Return	1.48%	$1,000	$1,018	$7.42
Managers Emerging Markets Equity Fund
Based on Actual Fund Return	1.77%	$1,000	$903	$8.37
Based on Hypothetical 5% Annual Return	1.77%	$1,000	$1,016	$8.87
Managers Global Bond Fund
Based on Actual Fund Return	1.10%	$1,000	$1,019	$5.52
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,019	$5.52
Managers Money Market Fund
Based on Actual Fund Return	0.27%	$1,000	$1,015	$2.18
Based on Hypothetical 5% Annual Return	0.27%	$1,000	$1,023	$2.19

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Managers Funds Performance

All periods ended June 30, 2008 (unaudited)

	Average Annual Total Returns [1]
The Managers Funds	Six Months	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Value Fund[2,3]	(17.59)%	(28.06)%	4.44%	2.18%	9.82%	10/31/1984
Russell 1000® Value Index[8]	(13.57)%	(18.78)%	8.92%	4.91%	N/A
AMG Essex Large Cap Growth Fund[2]	(6.05)%	(0.57)%	6.70%	3.16%	11.02%	6/1/1984
Russell 1000® Growth Index[9]	(9.06)%	(5.96)%	7.32%	0.96%	N/A
Managers Small Company Fund[2,4]	(8.06)%	(9.70)%	10.41%	—	2.31%	6/19/2000
Russell 2000® Index[10]	(9.37)%	(16.19)%	10.29%	5.53%	4.82%
Managers International Equity Fund[2,5]	(14.02)%	(10.02)%	15.75%	4.77%	10.27%	12/31/1985
MSCI EAFE Index®[11]	(10.96)%	(10.61)%	16.67%	5.83%	9.62%
Managers Emerging Markets Equity Fund[2,6]	(9.70)%	0.49%	28.63%	16.85%	14.31%	2/9/1998
MSCI Emerging Markets Index[13]	(11.64)%	4.89%	30.15%	15.51%	12.76%
Managers Global Bond Fund[2,5,7]	1.92%	9.18%	5.54%	5.66%	5.62%	3/25/1994
Lehman Brothers Global Aggregate Bond Index[12]	3.53%	12.90%	5.90%	6.10%	N/A
Managers Money Market Fund[2]	1.54%	4.01%	3.00%	3.41%	4.84%	6/1/1984
3-Month U.S. Treasury Bill[14]	1.20%	3.64%	3.18%	3.63%	5.23%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Investing in value stocks contains certain risks. Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[4]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[6]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[7]

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall. The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.

[8]

The Russell 1000® Value is a large cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forcasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[9]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[10]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index, and is widely regarded in the industry as the premier measure of small cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. Companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[11]

The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index® is composed of all the publicly traded stocks in developed non-U.S. Markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain, and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses. All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

[12]

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

[13]

The MSCI Emerging Markets (MSCI EM) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The MSCI EM Index consists of emerging markets country indexes, including Argentina, Brazil, Chile, Czech Republic, India, Israel, Malaysia, Mexico, the Philippines, Poland, and Thailand. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses. All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

[14]	Since inception is as of May 31, 1984.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Value Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers Value Fund**	Russell 1000® Value Index
Information Technology	18.2%	3.4%
Financials	16.6%	24.9%
Energy	15.9%	18.3%
Consumer Discretionary	14.6%	8.5%
Industrials	8.3%	9.5%
Materials	6.7%	4.3%
Health Care	6.0%	10.9%
Consumer Staples	5.1%	8.0%
Telecommunication Services	4.4%	5.7%
Utilities	1.1%	6.5%
Other Assets and Liabilities	3.1%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Hewlett-Packard Co.	4.1%
J.C. Penney Co., Inc.	3.1
Halliburton Co.	3.0
American Express Co.	3.0
Chesapeake Energy Corp.	2.9
Bank of America Corp.*	2.8
Ingram Micro, Inc., Class A	2.8
Nokia Corp., Sponsored ADR*	2.7
Merrill Lynch & Co., Inc.	2.5
Verizon Communications, Inc.*	2.5

Top Ten as a Group	29.4%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Value Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 96.9%
Consumer Discretionary - 14.6%
Abercrombie & Fitch Co.	15,300		$959,004
Comcast Corp., Special Class A	47,240		886,222
Dollar Tree, Inc.*	29,800	[2]	974,162
Home Depot, Inc., The	23,700	[2]	555,054
J.C. Penney Co., Inc.	43,450	[2]	1,576,800
Jarden Corp.*	43,800		798,912
Lowe’s Companies, Inc.	27,240		565,230
Rent-A-Center, Inc.*	35,550		731,264
Wyndham Worldwide Corp.	19,902		356,445
Total Consumer Discretionary			7,403,093
Consumer Staples - 5.1%
CVS Caremark Corp.	22,640		895,865
Kraft Foods, Inc.	30,290		861,750
Procter & Gamble Co., The	13,900		845,259
Total Consumer Staples			2,602,874
Energy - 15.9%
Baker Hughes, Inc.	7,910		690,859
Chesapeake Energy Corp.	22,100	[2]	1,457,716
Chevron Corp.	12,900		1,278,777
ConocoPhillips Co.	11,930		1,126,073
Devon Energy Corp.	9,120		1,095,859
El Paso Corp.	43,210	[2]	939,385
Halliburton Co.	28,500		1,512,496
Total Energy			8,101,165
Financials - 16.6%
American Express Co.	40,140		1,512,074
American International Group, Inc.	46,820		1,238,857
Bank of America Corp.	60,270		1,438,645
Citigroup, Inc.	29,341		491,755
Fannie Mae	33,800		659,438
JPMorgan Chase & Co.	22,190		761,339
Lehman Brothers Holdings, Inc.	25,000	[2]	495,250
Merrill Lynch & Co., Inc.	40,640	[2]	1,288,694
XL Capital, Ltd.	26,700	[2]	548,952
Total Financials			8,435,004
Health Care - 6.0%
Abbott Laboratories Co.	14,700		778,659
Covidien, Ltd.	21,115		1,011,198
Johnson & Johnson	9,510		611,873
McKesson Corp.	11,400		637,374
Total Health Care			3,039,104
Industrials - 8.3%
Empresa Brasileira de Aeronautica, S.A.	30,050	[2]	796,325
General Electric Co.	28,175		751,991
United Parcel Service, Inc., Class B	13,530	[2]	831,689
United Technologies Corp.	15,100		931,670
Wesco International, Inc.*	23,100		924,924
Total Industrials			4,236,599
Information Technology - 18.2%
Cisco Systems, Inc.*	42,200		981,572
Hewlett-Packard Co.	47,500		2,099,975
Ingram Micro, Inc., Class A*	80,800		1,434,200
International Business Machines Corp.	9,280		1,099,958
Nokia Corp., Sponsored ADR	56,600		1,386,700
Oracle Corp.*	38,500		808,500
Seagate Technology, Inc.	39,500	[2]	755,635
Xerox Corp.	49,410		670,000
Total Information Technology			9,236,540
Materials - 6.7%
Alcoa, Inc.	25,520		909,022
CEMEX, S.A.B. de C.V.*	27,103	[2]	669,444
Dow Chemical Co.	28,000		977,480
PPG Industries, Inc.	14,700		843,339
Total Materials			3,399,285
Telecommunication Services - 4.4%
Verizon Communications, Inc.	36,200	[2]	1,281,480
AT&T, Inc.	28,200		950,058
Total Telecommunication Services			2,231,538
Utilities - 1.1%
Exelon Corp.	6,480		582,941
Total Common Stocks (cost $53,486,683)			49,268,143
Other Investment Companies - 20.7%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62% [3]	8,799,085		8,799,085
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	1,740,653		1,740,653
Total Other Investment Companies (cost $10,539,738)			10,539,738
Total Investments - 117.6% (cost $64,026,421)			59,807,881
Other Assets, less Liabilities - (17.6)%			(8,956,149)
Net Assets - 100.0%			$50,851,732

The accompanying notes are an integral part of these financial statements.

Managers AMG Essex Large Cap Growth Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers AMG Essex Large Cap Growth Fund**	Russell 1000® Growth Index
Information Technology	33.9%	28.7%
Health Care	26.2%	12.3%
Energy	12.3%	13.3%
Consumer Staples	5.2%	11.5%
Consumer Discretionary	5.1%	8.7%
Materials	4.6%	4.8%
Industrials	3.9%	13.3%
Telecommunication Services	3.8%	0.8%
Financials	1.9%	4.2%
Utilities	0.0%	2.4%
Other Assets and Liabilities	3.1%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Peabody Energy Corp.*	4.9%
Genentech, Inc.	3.5
Abbott Laboratories Co.*	3.4
Gilead Sciences, Inc.*	3.0
Oracle Corp.	2.9
NII Holdings, Inc., Class B	2.9
Google, Inc.*	2.9
Research In Motion, Ltd.	2.8
CVS Caremark Corp.	2.8
Vertex Pharmaceuticals, Inc.	2.7

Top Ten as a Group	31.8%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Essex Large Cap Growth Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 96.9%
Consumer Discretionary - 5.1%
International Game Technology	23,987	[2]	$599,195
Kohl’s Corp.*	30,397		1,217,096
Urban Outfitters, Inc.*	16,958	[2]	528,920
Total Consumer Discretionary			2,345,211
Consumer Staples - 5.2%
CVS Caremark Corp.	33,092		1,309,451
Procter & Gamble Co., The	18,009		1,095,127
Total Consumer Staples			2,404,578
Energy - 12.3%
Chesapeake Energy Corp.	14,095	[2]	929,706
Patterson-UTI Energy, Inc.	19,414	[2]	699,681
Peabody Energy Corp.	25,763	[2]	2,268,432
Petroleo Brasileiro, S.A., Sponsored ADR	9,690	[2]	686,343
Southwestern Energy Co.*	22,804		1,085,698
Total Energy			5,669,860
Financials - 1.9%
Goldman Sachs Group, Inc.	1,312		229,469
State Street Corp.	10,275		657,497
Total Financials			886,966
Health Care - 26.2%
Abbott Laboratories Co.	29,273		1,550,591
Alcon, Inc.	5,363		873,043
Baxter International, Inc.	14,228		909,738
Charles River Laboratories International, Inc.*	10,977	[2]	701,650
Elan Corp., PLC, Sponsored ADR*	31,126	[2]	1,106,529
Forest Laboratories, Inc.*	22,241		772,652
Genentech, Inc.*	20,993		1,593,369
Gilead Sciences, Inc.*	26,526		1,404,552
Intuitive Surgical, Inc.*	1,722	[2]	463,907
Medco Health Solutions, Inc.*	12,690		598,968
Thermo Fisher Scientific, Inc.*	16,252	[2]	905,724
Vertex Pharmaceuticals, Inc.*	36,888	[2]	1,234,641
Total Health Care			12,115,364
Industrials - 3.9%
ABB, Ltd.*	14,027		397,245
First Solar, Inc.*	1,653	[2]	450,971
JA Solar Holdings Co., Ltd., ADR*	26,286	[2]	442,919
Quanta Services, Inc.*	16,226	[2]	539,839
Total Industrials			1,830,974
Information Technology - 33.9%
Akamai Technologies, Inc.*	13,758		478,641
Alliance Data Systems Corp.*	20,639	[2]	1,167,135
ASML Holding, N.V., NY Regulated Shares	22,702	[2]	553,929
Broadcom Corp., Class A*	41,338	[2]	1,128,114
Brocade Communications Systems, Inc.*	111,439	[2]	918,257
EMC Corp.*	65,796		966,543
Google, Inc.*	2,515		1,323,946
Intel Corp.	20,863	[2]	448,137
International Business Machines Corp.	9,545		1,131,369
McAfee, Inc.*	20,116	[2]	684,547
Microsoft Corp.	43,024		1,183,590
Oracle Corp.*	63,636		1,336,357
QUALCOMM, Inc.	27,148		1,204,557
Research In Motion, Ltd.*	11,213		1,310,800
Salesforce.com, Inc.*	13,691	[2]	934,137
Western Union Co., The	35,982	[2]	889,475
Total Information Technology			15,659,534
Materials - 4.6%
Mosaic Co., The,*	7,710		1,115,637
Potash Corp. of Saskatchewan	4,343	[2]	992,680
Total Materials			2,108,317
Telecommunication Services - 3.8%
MetroPCS Communications, Inc.*	23,311	[2]	412,838
NII Holdings, Inc., Class B*	28,009	[2]	1,330,147
Total Telecommunication Services			1,742,985
Total Common Stocks (cost $39,236,472)			44,763,789
Other Investment Companies - 29.5%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	12,209,280		12,209,280
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	1,418,098		1,418,098
Total Other Investment Companies (cost $13,627,378)			13,627,378
Total Investments - 126.4% (cost $52,863,850)			58,391,167
Other Assets, less Liabilities - (26.4)%			(12,210,927)
Net Assets - 100.0%			$46,180,240

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers Small Company Fund**	Russell 2000® Index
Information Technology	22.8%	17.5%
Health Care	17.2%	13.4%
Industrials	17.0%	16.6%
Energy	11.9%	9.3%
Consumer Discretionary	10.7%	12.3%
Materials	3.8%	4.6%
Financials	3.7%	18.3%
Consumer Staples	2.7%	3.2%
Utilities	2.1%	3.5%
Telecommunication Services	2.1%	1.3%
Other Assets and Liabilities	6.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Ultra Petroleum Corp.*	2.0%
Service Corp. International*	1.7
Arbitron, Inc.*	1.6
Foundation Coal Holdings, Inc.	1.3
IHS, Inc., Class A	1.2
Vectren Corp.	1.2
Niko Resources, Ltd.	1.2
Alliant Techsystems, Inc.*	1.1
CyberSource Corp.	1.1
Central European Distribution Corp.	1.1

Top Ten as a Group	13.5%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Small Company Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 94.0%
Consumer Discretionary - 10.7%
1-800-FLOWERS.COM, Inc.*	9,095		$58,663
Arbitron, Inc.	9,150		434,625
BJ’s Restaurants, Inc.*	3,080		29,968
Charming Shoppes, Inc.*	27,389		125,716
DeVry, Inc.	5,330		285,795
Fred’s, Inc.	5,910		66,428
GameStop Corp.*	3,410		137,764
Global Traffic Network, Inc.*	2,930		26,194
LKQ Corp.*	9,700	[2]	175,279
Monro Muffler Brake, Inc.	8,386	[2]	129,899
Multimedia Games, Inc.*	27,320		120,754
NutriSystem, Inc.*	5,550		78,477
O’Reilly Automotive, Inc.*	2,735		61,127
Service Corp. International	44,650		440,250
Shuffle Master, Inc.*	18,648		92,121
Tractor Supply Co.*	5,050		146,652
Tupperware Brands Corp.	4,500	[2]	153,990
WABCO Holdings, Inc.	6,380		296,415
Total Consumer Discretionary			2,860,117
Consumer Staples - 2.7%
Central European Distribution Corp.*	4,081		302,607
Elizabeth Arden, Inc.*	5,730		86,981
Longs Drug Stores Corp.	4,720	[2]	198,759
SunOpta, Inc.*	21,900		113,661
Susser Holdings Corp.*	2,110		20,425
Total Consumer Staples			722,433
Energy - 11.9%
Atwood Oceanics, Inc.*	1,670	[2]	207,648
Cal Dive International, Inc.*	20,950		299,376
Clean Energy Fuels Corp.*	6,880		79,051
Core Laboratories, N.V.*	1,590	[2]	226,336
Delta Petroleum Corp.*	8,885		226,745
Foundation Coal Holdings, Inc.	3,820		338,376
GMX Resources, Inc.*	3,630		268,983
Kodiak Oil & Gas Corp.*	16,120		73,507
Niko Resources, Ltd.	3,170		305,392
Parallel Petroleum Corp.*	8,455		170,199
Seacor Holdings, Inc.*	1,700		152,167
Tidewater, Inc.	2,125		138,189
Ultra Petroleum Corp.*	5,455	[2]	535,681
Warren Resources, Inc.*	9,687		142,205
Total Energy			3,163,855
Financials - 3.7%
Education Realty Trust, Inc.	18,100		210,865
Flushing Financial Corp.	8,340		158,043
National Financial Partners Corp.	1,670		33,099
Signature Bank*	8,910		229,522
SWS Group, Inc.	7,658	[2]	127,199
UMB Financial Corp.	2,000		102,540
Wilshire Bancorp, Inc.	13,400		114,838
Total Financials			976,106
Health Care - 17.2%
Alkermes, Inc.*	5,799	[2]	71,676
Analogic Corp.	4,000		252,280
Assisted Living Concepts, Inc. (I-A)*	20,739		114,064
Bio-Reference Labs, Inc.*	10,990		245,187
Cambrex Corp.	20,310		119,220
Cooper Companies, Inc., The	7,140	[2]	265,251
Covance, Inc.*	1,770		152,255
Eclipsys Corp.*	6,150	[2]	112,914
Endo Pharmaceuticals Holdings, Inc.*	4,350		105,226
eResearch Technology, Inc.*	6,810		118,766
Haemonetics Corp.*	3,040	[2]	168,598
HealthExtras, Inc.*	5,270		158,838
Healthways, Inc.*	3,810	[2]	112,776
Immucor, Inc.*	3,950	[2]	102,226
inVentiv Health, Inc.*	6,750	[2]	187,582
Inverness Medical Innovations, Inc.*	4,690		155,567
IRIS International, Inc.*	9,600		150,240
K-V Pharmaceutical Co., Class A*	13,450	[2]	259,989
Landauer, Inc.	1,700		95,608
Luminex Corp.*	4,750	[2]	97,612
MAKO Surgical Corp.*	13,450		98,454
Martek Biosciences Corp.*	5,980		201,586
Pediatrix Medical Group, Inc.*	2,450	[2]	120,614
Phase Forward, Inc.*	8,300		149,151
PSS World Medical, Inc.*	9,345		152,324
Psychiatric Solutions, Inc.*	4,890	[2]	185,038
ResMed, Inc.*	4,325	[2]	154,576
SonoSite, Inc.*	10,000		280,100

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 17.2% (continued)
Sunrise Senior Living, Inc.*	8,050	[2]	$180,964
Total Health Care			4,568,682
Industrials - 17.0%
Actuant Corp., Class A	2,150	[2]	67,402
Advisory Board Co., The*	2,960		116,417
Alliant Techsystems, Inc.*	3,000	[2]	305,040
American Ecology Corp.	9,300		274,629
Armstrong World Industries, Inc.*	2,250	[2]	65,745
Barnes Group, Inc.	3,380	[2]	78,044
Chicago Bridge & Iron Co., N.V.	5,395		214,829
ChoicePoint, Inc.*	1,595		76,879
Clean Harbors, Inc.*	1,420	[2]	100,905
Corrections Corp. of America*	8,644		237,451
DRS Technologies, Inc.	2,700		212,544
Duff & Phelps Corp., Class A*	14,790		244,922
Dycom Industries, Inc.*	5,450		79,134
EnerSys*	4,940	[2]	169,096
Healthcare Services Group, Inc.	6,480		98,561
Hexcel Corp.*	7,380	[2]	142,434
IHS, Inc., Class A*	4,730		329,207
InnerWorkings, Inc.*	6,770		80,969
Kennametal, Inc.	9,160	[2]	298,158
Mobile Mini, Inc.*	7,875		157,500
MPS Group, Inc.*	10,190		108,320
MSC Industrial Direct Co., Class A	4,790	[2]	211,287
Polypore International, Inc.*	10,530		266,725
Teleflex, Inc.	3,450		191,786
Tetra Technologies, Inc.*	6,530		147,709
URS Corp.*	2,039		85,577
UTi Worldwide, Inc.	7,620		152,019
Total Industrials			4,513,289
Information Technology - 22.8%
Actuate Corp.*	29,950		117,104
ADC Telecommunications, Inc.*	12,560		185,511
ANSYS, Inc.*	2,280		107,434
Ariba, Inc.*	2,630	[2]	38,687
Arris Group, Inc.*	21,640		182,858
ATMI, Inc.*	7,145		199,488
Concur Technologies, Inc.*	3,210		106,668
Constant Contact, Inc.*	3,710		69,934
CyberSource Corp.*	18,110		302,981
DealerTrack Holdings, Inc.*	5,840		82,402
Digital River, Inc.*	2,730	[2]	105,323
Diodes, Inc.*	3,172		87,674
DTS, Inc.*	8,360		261,836
Fair Isaac Corp.	7,850	[2]	163,044
FEI Co.*	5,560		126,657
Harmonic, Inc.*	12,300		116,973
Heartland Payment Systems, Inc.	2,710		63,956
Hypercom Corp.*	40,340		177,496
Ixia*	6,790		47,190
Macrovision Solutions Corp.*	18,355		274,591
Microsemi Corp.*	6,930	[2]	174,497
Napco Security Systems, Inc.*	24,819		112,430
NeuStar, Inc., Class A*	10,790	[2]	232,632
NIC, Inc.	9,720		66,388
NICE Systems, Ltd.*	4,700		138,979
Online Resources Corp.*	4,355		36,364
OPNET Technologies, Inc.*	3,345		30,105
Polycom, Inc.*	7,155		174,296
Powerwave Technologies, Inc.*	46,620		198,135
Progress Software Corp.*	5,125		131,046
RightNow Technologies, Inc.*	6,350		86,804
Rogers Corp.*	3,705		139,271
Rubicon Technology, Inc.*	2,790	[2]	56,693
Sapient Corp.*	13,740		88,211
Silicon Image, Inc.*	30,689		222,495
SkillSoft PLC*	10,110		91,394
Solera Holdings, Inc.*	8,250		228,195
Sybase, Inc.*	10,100		297,143
Symmetricom, Inc.*	8,880		34,099
Syntel, Inc.	2,240	[2]	75,533
Tessera Technologies, Inc.*	5,360		87,743
THQ, Inc.*	14,632		296,445
ValueClick, Inc.*	8,410		127,412
Volterra Semiconductor Corp.*	6,360		109,774
Total Information Technology			6,053,891
Materials - 3.8%
Albemarle Corp.	5,230	[2]	208,728
Hercules, Inc.	8,900	[2]	150,677
Methanex Corp.	4,075		114,182
Nalco Holding Co.	5,900		124,785
Schweitzer-Mauduit International, Inc.	3,150		53,078

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 3.8% (continued)
Sensient Technologies Corp.	2,770		$78,003
Silgan Holdings, Inc.	5,540		281,100
Total Materials			1,010,553
Telecommunication Services - 2.1%
Cbeyond, Inc.*	4,230		67,765
CenturyTel, Inc.	5,850		208,201
NTELOS Holdings Corp.	5,580		141,565
Syniverse Holdings, Inc.*	8,300	[2]	134,460
Total Telecommunication Services			551,991
Utilities - 2.1%
Vectren Corp.	10,050		313,661
Westar Energy, Inc.	11,350		244,138
Total Utilities			557,799
Total Common Stocks (cost $23,558,090)			24,978,716
Other Investment Companies - 25.0%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	5,014,758		5,014,758
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	1,627,480		1,627,480
Total Other Investment Companies (cost $6,642,238)			6,642,238
Total Investments - 119.0% (cost $30,200,328)			31,620,954
Other Assets, less Liabilities - (19.0)%			(5,061,645)
Net Assets - 100.0%			$26,559,309

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers International Equity Fund**	MSCI EAFE Index
Financials	26.0%	25.1%
Materials	14.5%	11.8%
Industrials	10.8%	12.0%
Energy	10.1%	9.3%
Information Technology	8.7%	5.2%
Consumer Staples	7.0%	8.1%
Health Care	6.2%	6.8%
Consumer Discretionary	5.2%	9.7%
Telecommunication Services	2.8%	5.6%
Utilities	2.8%	6.4%
Other Equities	0.7%	0.0%
Preferred Stocks	0.2%	0.0%
Other Assets and Liabilities	5.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Allianz SE*	1.5%
Royal Dutch Shell PLC, Class A	1.5
BNP Paribas, S.A.*	1.3
Potash Corp. of Saskatchewan, Inc.	1.3
Vestas Wind Systems A/S	1.3
UBS AG	1.2
BASF SE	1.2
Nintendo Co., Ltd.	1.2
Syngenta AG	1.1
Koninklijke Ahold, N.V.	1.1

Top Ten as a Group	12.7%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index
Australia	0.6%	6.8%
Austria	0.0%	0.6%
Belgium	1.6%	1.0%
Bermuda	0.4%	0.4%
Brazil	1.9%	0.0%
Canada	6.8%	0.0%
Cayman Islands	0.0%	0.1%
China	1.4%	0.0%
Denmark	1.9%	1.0%
Egypt	0.5%	0.0%
Finland	0.7%	1.6%
France	8.7%	9.9%
Germany	10.3%	9.1%
Greece	0.0%	0.7%
Hong Kong	4.4%	1.7%
India	0.4%	0.0%
Ireland	1.4%	0.6%
Israel	0.5%	0.0%
Italy	1.1%	3.8%
Japan	14.2%	21.4%
Jersey, Channel Islands	0.0%	0.2%
Kazakhstan	0.4%	0.0%
Luxembourg	1.2%	0.9%
Netherlands	2.8%	2.7%
New Zealand	0.0%	0.1%
Norway	1.2%	1.0%
Portugal	0.0%	0.3%
Russia	0.8%	0.0%
Singapore	0.9%	1.1%
South Africa	0.7%	0.0%
South Korea	1.6%	0.0%
Spain	0.8%	4.1%
Sweden	0.7%	2.1%
Switzerland	7.8%	7.0%
Taiwan	2.1%	0.0%
United Kingdom	16.2%	21.7%
United States	6.0%	0.1%
	100.0%	100.0%

*	As a percentage of total market value on June 30, 2008

Managers International Equity Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 94.1%
Consumer Discretionary - 5.2%
Arcandor AG (Germany)*	140,437	[2]	$1,634,865
Carphone Warehouse Group PLC, The (United Kingdom)	285,674		1,122,577
Compagnie Generale des Etablissements
Michelin SCA (France)	8,400		600,652
Compass Group PLC (United Kingdom)	56,358		423,921
Cyrela Brazil Realty, S.A. (Brazil)	29,900		412,568
Daiwa House Industry Co., Ltd. (Japan)	69,000		649,548
Hyundai Mobis Co., Ltd. (South Korea)	10,200		825,654
Lagardere (France)	11,700		661,853
New World Department Store China, Ltd. (Hong Kong)*	90,000		79,407
Nissan Motor Co., Ltd. (Japan)	250,500		2,080,524
Parkson Retail Group, Ltd. (China)	22,500		164,710
Pearson PLC (United Kingdom)	10,838		132,072
Renault, S.A. (France)	20,100		1,635,873
Sharp Corp. (Japan)	55,000		896,570
Sodexo (France)	9,428		616,778
Sony Corp. (Japan)	9,100		398,886
Taylor Wimpey PLC (United Kingdom)	124,808		152,890
Wolters Kluwer, N.V. (Netherlands)	6,659		154,994
Total Consumer Discretionary			12,644,341
Consumer Staples - 7.0%
Associated British Foods PLC (United Kingdom)	60,000		903,771
British American Tobacco PLC (United Kingdom)	30,000		1,034,814
Cadbury PLC (United Kingdom)	159,116		1,995,865
Carlsberg A/S, Class B (Denmark)	15,710		1,513,340
Diageo PLC (United Kingdom)	63,612		1,165,446
Groupe Danone, S.A. (France)	9,900		692,745
InBev, N.V. (Belgium)*	16,355		1,130,805
Koninklijke Ahold, N.V. (Netherlands)	192,418		2,579,486
L’Oreal, S.A. (France)	9,500		1,030,432
Metro AG (Germany)	11,200		714,502
Nestle, S.A., Registered (Switzerland)	41,710		1,879,647
Seven & i Holdings Co., Ltd. (Japan)	43,600		1,248,403
Unilever, N.V. (Netherlands)	23,646		668,677
Uni-President Enterprises Corp. (Taiwan)	395,860		474,903
Total Consumer Staples			17,032,836
Energy - 10.1%
BP PLC (United Kingdom)	137,900		1,598,341
Cameco Corp. (Canada)	4,700		201,489
Canadian Natural Resources, Ltd. (Canada)	19,500		1,928,391
China Petroleum and Chemical Corp., Class H (Hong Kong)	1,476,000		1,379,646
China Shenhua Energy Co., Ltd. (China)	368,500		1,450,300
EnCana Corp. (Canada)	24,168		2,212,734
Eni S.p.A. (Italy)	49,700		1,846,376
LUKOIL Holdings, ADR (Russia)	11,350		1,114,570
OAO Gazprom - Sponsored ADR (Russia)	9,200		531,473
Petro-Canada (Canada)	18,000		1,008,120
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	27,100	[2]	1,919,493
Petroplus Holdings AG (Switzerland)*	10,482		560,989
Royal Dutch Shell PLC, Class A (United Kingdom)	91,500		3,741,710
SeaDrill, Ltd. (Bermuda)	33,000		1,009,140
StatoilHydro ASA (Norway)	46,050		1,718,114
Total, S.A. (France)	30,300		2,579,094
Total Energy			24,799,980
Financials - 26.0%
3i Group PLC (United Kingdom)	104,164		1,703,921
Allianz SE (Germany)	21,435		3,770,493
Aviva PLC (United Kingdom)	97,743		969,033
Banco do Brasil, S.A. (Brazil)	14,500		235,983
Bank of East Asia, Ltd. (Hong Kong)	98,200		533,910
Barclays PLC (United Kingdom)	165,000		936,122
BNP Paribas, S.A. (France)	36,102		3,249,800
CapitaLand, Ltd. (Singapore)	263,000		1,105,149
Cathay Financial Holding Co., Ltd. (Taiwan)	326,000		708,192
China Overseas Land & Investment, Ltd. (Hong Kong)	1,057,000		1,675,406
Chinatrust Financial Holding Co., Ltd., (Taiwan)	623,000		600,959
Commerzbank AG (Germany)	50,906		1,512,310
Credit Agricole, S.A. (France)	71,433		1,450,123
Credit Suisse Group AG (Switzerland)	42,000		1,911,714
Daiwa Securities Group, Inc. (Japan)	80,000		735,664
DBS Group Holdings, Ltd. (Singapore)	76,000		1,057,386
Deutsche Bank AG (Germany)	22,300		1,925,048
Deutsche Boerse AG (Germany)	3,872		437,693

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 26.0% (continued)
Deutsche Postbank AG (Germany)	7,900		$693,401
Fondiaria-SAI S.p.A. (Italy)*	10,000		329,558
Fondiaria-SAI S.p.A., RNC (Italy)	5,900		131,283
Fortis (Belgium)	81,100		1,288,231
Hana Financial Group, Inc. (South Korea)	9,200		354,013
Hang Lung Group, Ltd. (Hong Kong)	51,900		231,476
Hang Lung Properties, Ltd. (Hong Kong)	60,000		192,622
HBOS PLC (United Kingdom)	400,303		2,191,581
HDFC Bank, Ltd. (India)	28,500		667,558
Henderson Land Development Co., Ltd. (Hong Kong)	133,000		831,550
Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	115,000		1,684,602
ING Groep, NV (Netherlands)	67,217		2,125,249
Julias Baer Holding, Ltd. (Switzerland)	23,999		1,620,998
Kookmin Bank (South Korea)	14,374		844,795
Man Group PLC (United Kingdom)	200,358		2,475,086
Mitsubishi Estate Co., Ltd. (Japan)	54,000		1,236,310
Mitsui Fudosan Co., Ltd. (Japan)	56,000		1,198,567
Mizuho Financial Group, Inc. (Japan)	258		1,200,431
Muenchener Rueckversicherungs AG (Germany)	7,700		1,350,657
Nomura Holdings, Inc. (Japan)	80,600		1,193,555
ORIX Corp. (Japan)	11,920		1,707,265
Prudential Corp. PLC (United Kingdom)	95,903		1,011,559
Royal Bank of Scotland Group PLC (United Kingdom)	405,747		1,727,318
Societe Generale (France)	29,524		2,559,707
Standard Chartered PLC (United Kingdom)	46,700		1,322,517
Sumitomo Mitsui Financial Group, Inc. (Japan)	131		985,147
Sumitomo Realty & Development Co., Ltd. (Japan)	44,000		875,296
Sun Hung Kai Properties, Ltd. (Hong Kong)	90,000		1,223,466
T&D Holdings, Inc. (Japan)	23,150		1,427,905
UBS AG (Switzerland)*	146,364		3,049,968
Unibanco-Uniao de Bancos Brasileiros, S.A. (Brazil)	18,900		239,566
Zurich Financial Services AG (Switzerland)	4,410		1,123,909
Total Financials			63,614,052
Health Care - 6.2%
Actelion, Ltd. (Switzerland)*	21,017		1,121,121
Celesio AG (Germany)	7,500		270,889
CSL, Ltd. (Australia)	44,954		1,538,822
Elan Corp. PLC, Sponsored ADR (Ireland)*	65,700	[2]	2,335,636
GlaxoSmithKline PLC (United Kingdom)	98,400		2,175,206
Lonza Group AG (Switzerland)	4,630		639,857
Merck KGaA (Germany)	9,630		1,368,444
Novartis AG (Switzerland)	25,669		1,412,621
Roche Holding AG (Switzerland)	5,550		997,736
Sanofi-Aventis, S.A. (France)	28,925		1,922,038
Synthes, Inc. (Switzerland)	3,193		439,173
Teva Pharmaceutical Industries, Ltd., Sponsored
ADR (Israel)	21,800	[2]	998,440
Total Health Care			15,219,983
Industrials - 10.8%
ABB, Ltd. (Switzerland)*	82,400		2,324,527
Air France-KLM (France)	15,200		362,563
Alstom, S.A. (France)	6,382		1,463,432
British Airways PLC (United Kingdom)	262,430		1,117,775
Deutsche Lufthansa AG (Germany)	41,400		891,998
easyJet PLC (United Kingdom)*	271,148		1,450,009
FANUC, Ltd. (Japan)	12,200		1,193,127
Far Eastern Textile Co., Ltd. (Taiwan)	367,920		478,451
Gamesa Corporacion Tecnologica, S.A. (Spain)	13,871		679,081
Hansen Transmissions International, N.V. (Belgium)*	214,459		1,143,499
HOCHTIEF AG (Germany)	6,700		679,611
Hutchison Whampoa, Ltd. (Hong Kong)	55,000		554,637
Kajima Corp. (Japan)	129,000		451,309
Komatsu, Ltd. (Japan)	28,400		793,102
Michael Page International PLC (United
Kingdom)	211,492		979,624
Mitsubishi Heavy Inds., Ltd. (Japan)	232,000		1,108,096
Mitsui O.S.K. Lines, Ltd. (Japan)	67,000		955,552
Renewable Energy Corp. ASA (Norway)*	51,400		1,327,067
Ryanair Holdings PLC (Ireland)*	42,400	[2]	1,215,608
Shimizu Corp. (Japan)	99,000		469,111
Siemens AG (Germany)	11,790		1,307,044
Tostem Inax Holding Corp. (Japan)	32,000		509,499
Vestas Wind Systems A/S (Denmark)*	23,650		3,079,157
Wright Express Corp. (France)	3,514		1,228,954
Yamato Transport Co., Ltd. (Japan)	40,000		558,357
Total Industrials			26,321,190
Information Technology - 8.7%
ARM Holdings PLC (United Kingdom)	1,017,355		1,717,459

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 8.7% (continued)
ASML Holding, N.V. (Netherlands)	33,809		$827,522
Autonomy Corporation PLC (United Kingdom)*	85,252		1,528,190
Elpida Memory, Inc. (Japan)*	19,200		615,762
Ericsson (LM), Class B (Sweden)	116,400		1,210,382
Fujitsu, Ltd. (Japan)	215,000		1,596,551
High Tech Computer Corp. (Taiwan)	46,000		1,028,096
Hynix Semiconductor, Inc. (South Korea)*	31,400		749,217
Infineon Technologies AG (Germany)*	51,830		449,862
LDK Solar Co., Ltd. (ADR) (China)*	47,900	[2]	1,814,452
Nintendo Co., Ltd. (Japan)	5,100		2,892,076
Nokia Oyj (Finland)	50,618		1,237,254
Redecard, S.A. (Brazil)	24,500		452,679
Research In Motion, Ltd. (Canada)*	18,500		2,162,650
Samsung Electronics Co., Ltd. (South Korea)	1,380		824,465
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)*	106,623		1,163,257
Toshiba Corp. (Japan)	125,000		922,192
Total Information Technology			21,192,066
Materials - 14.5%
Air Liquide, S.A. (France)	10,369		1,365,089
Antofagasta PLC (United Kingdom)	22,900		297,762
ArcelorMittal (Luxembourg)	19,734		1,948,156
Barrick Gold Corp. (Canada)	55,486		2,536,239
BASF SE (Germany)	43,800		3,018,765
Compania Vale do Rio Doce (Brazil)	35,000		1,044,400
Compania Vale do Rio Doce - ADR (Brazil)	8,600	[2]	308,052
Eurasian Natural Resources Corp. (Kazakhstan)*	36,352		957,789
Gold Fields, Ltd. (South Africa)	67,700		856,499
Goldcorp, Inc. (Canada)	40,100		1,848,682
Impala Platinum Holdings, Ltd. (South Africa)	17,400	[2]	686,828
JFE Holdings, Inc. (Japan)	36,000		1,815,055
K+S AG (Germany)	4,461		2,559,356
Kazakmys PLC (United Kingdom)	27,300		860,764
Kinross Gold Corp. (Canada)	32,700	[2]	772,047
Koninklijke DSM, N.V. (Netherlands)	8,300		486,479
Mitsubishi Chemical Holdings Corp. (Japan)	160,000		931,681
Mitsui Petrochemical Industries, Ltd. (Japan)	70,000		345,675
Potash Corp. of Saskatchewan, Inc. (Canada)	14,700		3,356,887
Solvay, S.A. (Belgium)	3,200		416,898
Stora Enso Oyj (Finland)	60,700		565,523
Svenska Cellulosa AB (SCA) (Sweden)	27,200		382,722
Syngenta AG (Switzerland)	7,984		2,586,598
Taiwan Fertilizer Co., Ltd. (Taiwan)	198,000		742,306
Toray Industries, Inc. (Japan)	183,700		985,913
Wacker Chemie AG (Germany)	4,201		880,868
Xstrata PLC (United Kingdom)	20,293		1,616,547
Yamana Gold, Inc. (Canada)	84,259		1,401,425
Total Materials			35,575,005
Telecommunication Services - 2.8%
Bharti Tele-Ventures, Ltd. (India)*	24,200		407,438
China Netcom Group Corp. (Hong Kong)	316,000		859,453
Nippon Telegraph & Telephone Corp. (Japan)	216		1,065,804
Orascom Telecom Holding S.A.E. (Egypt)	17,900	[2]	1,151,729
Telecom Italia S.p.A. (Italy)	191,200		382,419
Vimpel Communication, ADR (Russia)	13,900		412,552
Vodafone Group PLC (United Kingdom)	859,031		2,530,972
Total Telecommunication Services			6,810,367
Utilities - 2.8%
E.ON AG (Germany)	7,400		1,491,431
Hong Kong & China Gas Co., Ltd. (Hong Kong)	637,670		1,517,378
Iberdrola Renovables SAU (Spain)*	168,678		1,299,529
National Grid PLC (United Kingdom)	67,876		889,736
Tokyo Electric Power Company, Inc., The (Japan)	62,800		1,617,000
Total Utilities			6,815,074
Total Common Stocks (cost $213,210,914)			230,024,894
Other Equities - 0.7%
Hirco PLC (South Africa)*	40,800		227,141
SPDR Gold Shares (United States)	16,900	[2]	1,544,660
Total Other Equities (cost $1,563,799)			1,771,801
Preferred Stock - 0.2%
Samsung Electronics Co., Ltd. (South Korea) (cost $449,809)	900		387,938
Warrants - 0.4%
ASUSTeK Computer, Inc. 01/19/17 (Luxembourg)	151,300		411,687
China Overseas Land & Investment, Ltd. (Hong Kong)	89,250		12,591
United Microelectronics Corp. (Luxembourg) (a)	1,197,502		634,676
Total Warrants (cost $1,552,792)			1,058,954

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Rights - 0.0%
Barclays PLC, Rights (United Kingdom)	35,357	$6,690
HBOS PLC, Rights (United Kingdom)	160,121	34,286
Total Rights		40,976
Other Investment Companies - 9.1%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	12,626,427	12,626,427
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	9,651,370	9,651,370
Total Other Investment Companies (cost $22,277,797)		22,277,797
Total Investments - 104.5% (cost $239,055,111)		255,562,360
Other Assets, less Liabilities - (4.5)%		(11,035,630)
Net Assets - 100.0%		$244,526,730

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers Emerging Markets Equity Fund**	MSCI EM Index
Financials	21.3%	20.2%
Energy	18.6%	20.7%
Materials	18.1%	16.9%
Information Technology	9.7%	10.4%
Industrials	9.6%	7.5%
Telecommunication Services	8.4%	10.9%
Consumer Discretionary	5.7%	4.5%
Utilities	2.1%	3.0%
Consumer Staples	1.4%	4.3%
Health Care	0.5%	1.6%
Other Assets and Liabilities	4.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
OAO Gazprom, Sponsored ADR*	3.8%
Compania Vale do Rio Doce, ADR*	2.8
China Mobile Ltd.*	2.3
Ceske Energeticke Zavody	2.1
Petroleo Brasileiro, S.A., Sponsored ADR	2.1
Anglo American PLC	2.0
Tenaris S.A.	2.0
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1.8
Uralkaliy OAO	1.8
Raspadskaya	1.6

Top Ten as a Group	22.3%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Argentina	0.0%	0.1%
Bermuda	0.8%	0.6%
Brazil	15.8%	17.6%
Cayman Islands	0.0%	1.1%
Chile	0.0%	1.1%
China	7.8%	8.0%
Colombia	0.0%	0.4%
Czech Republic	2.1%	0.8%
Egypt	0.0%	0.7%
Hong Kong	3.9%	4.7%
Hungary	1.3%	0.8%
India	5.3%	5.7%
Indonesia	1.5%	1.6%
Ireland	0.0%	0.0%
Israel	1.6%	2.3%
Jordan	0.0%	0.1%
Luxembourg	2.9%	0.6%
Malaysia	1.3%	2.2%
Mexico	5.1%	4.9%
Morocco	0.0%	0.4%
Netherlands	0.0%	0.1%
Pakistan	0.0%	0.2%
Panama	0.5%	0.0%
Peru	0.0%	0.3%
Philippines	0.3%	0.3%
Poland	0.5%	1.6%
Russia	15.0%	9.9%
South Africa	4.3%	6.6%
South Korea	10.1%	12.6%
Taiwan	10.5%	10.5%
Thailand	2.8%	1.3%
Turkey	0.9%	1.3%
United Kingdom	2.0%	0.0%
United States	3.7%	1.6%
Venezuela	0.0%	0.0%
	100.0%	100.0%

*	As a percentage of total market value on June 30, 2008

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 95.4%
Consumer Discretionary - 5.7%
Consorcio ARA, S.A. de C.V. (Mexico)	337,618		$311,654
Cyfrowy Polsat SA (Poland)*	131,602		827,511
Lojas Renner S.A. (Brazil)	59,000		1,166,677
Net Servicos de Comunicacao S.A. (Brazil)*	188,800		2,357,793
Resorts World Berhad (Malaysia)	2,698,500		2,151,410
Urbi Desarrollos Urbanos S.A. de C.V. (Mexico)*	326,330		1,128,047
Zee Entertainment Enterprises Ltd. (India)	394,057		1,833,953
Total Consumer Discretionary			9,777,045
Consumer Staples - 1.4%
Shinsegae Co., Ltd. (South Korea)	4,599		2,473,398
Energy - 18.6%
CNOOC Ltd. (Hong Kong)	1,523,000		2,643,793
LUKOIL Holdings, ADR (Russia)	25,826		2,536,113
OAO Gazprom, Sponsored ADR (Russia)	113,650		6,565,429
OAO Rosneft Oil Co. GDR (Russia) (a)*	238,460		2,770,905
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	2,400		1,896,810
Petroleo Brasileiro, S.A. (Brazil)	32,600		1,889,170
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	50,070	[2]	3,546,458
PTT Public Co., Ltd. (Thailand)	270,000		2,442,259
Sasol Ltd. (South Africa)	45,256		2,663,984
Tenaris S.A. (Luxembourg)	45,100	[2]	3,359,950
Yanzhou Coal Mining Co., Ltd. (China)	848,000		1,580,996
Total Energy			31,895,867
Financials - 21.3%
Bank Hapoalim, Ltd. (Israel)	210,014		925,800
Bank of China, Ltd., Class H (China)	5,276,000		2,349,888
Cathay Financial Holding Co., Ltd. (Taiwan)	998,000		2,168,022
China Life Insurance Co., Ltd. (China)	724,504		2,524,125
Chinatrust Financial Holding Co., Ltd., (Taiwan)	2,700,280		2,604,749
Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	583,676		2,744,886
Haci Omer Sabanci Holding AS (Turkey)	451,486		1,545,847
Industrial and Commercial Bank of China, Ltd. Class H (China)	3,631,000		2,482,611
Kookmin Bank, Sponsored ADR (South Korea)	35,948		2,103,317
OAO Open Investments (Russia)*	674		248,913
OTP Bank NyRt. (Hungary)*	51,584		2,157,620
PT Bank Rakyat Indonesia (Indonesia)	1,706,000		947,739
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	12,226		2,553,506
Sanlam, Ltd. (South Africa)	1,081,431		2,286,771
Savings Bank of the Russian
Federation(Sberbank) (Russia)	805,473		2,538,855
Siam Commercial Bank PCL (Thailand)	1,009,300		2,344,095
Uniao de Bancos Brasileiros S.A. (Brazil)	21,200		2,690,917
Unitech Ltd. (India)	300,000		1,201,465
Total Financials			36,419,126
Health Care - 0.5%
Dr. Reddy’s Laboratories Limited, ADR (India)	60,223		940,440
Industrials - 9.6%
China Shipping Development Co., Ltd. (China)	834,000		2,512,808
Copa Holdings, S.A., Class A (Panama)*	31,200	[2]	878,592
Cosco Pacific Limited (Bermuda)	866,000		1,421,685
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (South Korea)	51,175		1,997,885
Hyundai Development Co. (South Korea)	43,405		2,197,660
Hyundai Heavy Industries Co., Ltd. (South Korea)	5,285		1,634,190
Larsen & Toubro Ltd. (India)	39,843		2,027,417
Localiza Rent A Car S.A. (Brazil)	116,800		1,311,459
Santos Brasil Participacoes SA (Brazil)	64,962		935,670
Siemens India, Ltd. (India)	114,384		1,033,577
SM Investments Corp. (Philippines)	108,019		588,863
Total Industrials			16,539,806
Information Technology - 9.7%
Advanced Semiconductor Engineering, Inc. (Taiwan)	2,602,285		2,332,739
Delta Electronics, Inc. (Taiwan)	40,000		111,123
Hon Hai Precision Industry Co., Ltd. (Taiwan)	480,539		2,363,095
LG Display Co., Ltd. (South Korea)	50,840	[2]	1,900,322
Mediatek, Inc. (Taiwan)	218,150		2,511,373
Samsung Electronics Co., Ltd. (South Korea)	2,004		1,197,267
Samsung Electronics Co., Ltd., GDR, (South Korea) (a)	4,400		1,314,469
Siliconware Precision Industries Co. (Taiwan)	1,187,140		1,746,837
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	989		2,101

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 9.7% (continued)
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)*	282,802		$3,085,370
Total Information Technology			16,564,696
Materials - 18.1%
Anglo American PLC (United Kingdom)	50,000		3,511,684
Anhui Conch Cement Company Ltd. (China)*	290,936	[2]	1,948,877
CEMEX, S.A.B. de C.V. (Mexico)*	80,200		1,980,940
Compania Vale do Rio Doce, ADR (Brazil)	132,400		4,742,569
Evraz Group SA GDR (Luxembourg)	10,450		1,212,061
Formosa Chemicals & Fibre Corp. (Taiwan)	679		1,336
GMK Norilsk Nickel, Sponsored ADR (Russia)	60,016	[2]	1,512,403
Harmony Gold Mining Co., Ltd. (South Africa)*	76,995		937,265
Harmony Gold Mining Co., Ltd., Sponsored ADR (United States)*	94,100	[2]	1,152,725
Mechel OAO (Russia)	33,100	[2]	1,639,774
Raspadskaya (Russia)*	295,130		2,773,958
Sappi Ltd. (South Africa)	128,162		1,542,921
Taiwan Fertilizer Co., Ltd. (Taiwan)	272,000		1,019,733
Tata Steel Ltd. (India)	120,039		2,040,695
Uralkaliy OAO (Russia)	42,147		3,040,678
Usinas Siderurgicas de Minas Gerais S.A. (Brazil)	41,400		1,947,202
Total Materials			31,004,821
Telecommunication Services - 8.4%
America Movil , SAB de C.V. (Mexico)	48,500		2,558,375
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	941,064		1,853,294
China Mobile Ltd. (Hong Kong)	298,500		4,006,720
Mobile Telesystems, Sponsored ADR (Russia)	27,200		2,083,792
Telekomunikasi Indonesia Tbk P (Indonesia)	2,078,000		1,659,587
Tim Participacoes S.A., ADR (Brazil)	75,700	[2]	2,152,151
Total Telecommunication Services			14,313,919
Utility - 2.1%
Ceske Energeticke Zavody (Czech Republic)	40,000		3,552,470
Total Common Stocks (cost $142,585,304)			163,481,588
Preferred Stock - 1.4%
TAM S.A. (Brazil) (cost $2,101,695)	129,883		2,472,727
Warrant - 0.0%#
China Overseas Land & Investment Ltd. (Hong Kong)	127,000		17,917
Other Investment Companies - 11.8%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	15,900,575		15,900,575
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	4,268,134		4,268,134
Total Other Investment Companies (cost $20,168,709)			20,168,709
Total Investments - 108.6% (cost $164,855,708)			186,140,941
Other Assets, less Liabilities - (8.6)%			(14,799,788)
Net Assets - 100.0%			$171,341,153

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Managers Global Bond Fund**	Lehman Brothers Global Aggregate Index
Corporate	50.7%	17.3%
Foreign Government	35.8%	49.8%
U.S. Government	6.6%	12.1%
Preferred Stocks	3.2%	0.0%
Asset-Backed Securities	0.3%	0.5%
Mortgage Backed Securities	0.0%	20.3%
Other Assets and Liabilities	3.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Bundesrepublik Deutschland, 3.750%, 01/04/17*	5.2%
Belgium Kingdom, 5.500%, 09/28/17*	4.8
Bundesrepublik Deutschland, 4.000%, 04/13/12*	3.1
KfW Bankengruppe, 1.850%, 09/20/10*	3.0
Deutschland, Republic of, 3.750%, 07/04/13*	2.6
European Investment Bank, 1.250%, 09/20/12*	2.3
U.K. Gilts, 4.750%, 03/04/20*	1.9
Development Bank of Japan, 1.750%, 06/21/10	1.9
Singapore Government, 4.625%, 07/01/10	1.7
Japan Finance Corporation for Municipal Enterprises, 1.900%, 06/22/18	1.4

Top Ten as a Group	27.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Global Bond Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description	Principal Amount		Value
Corporate Bonds - 50.7%
Finance - 25.5%
American Express Co., 6.150%, 08/28/17	USD	65,000	$63,488
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	500,000	367,085
Barclays Financial LLC,
4.060%, 09/16/10 (a)	KRW	220,000,000	211,892
4.460%, 09/23/10 (a)	KRW	110,000,000	102,458
4.740%, 03/23/09 (09/23/08) (a) [5]	KRW	307,770,000	297,104
BNP Paribas, 4.730%, 04/12/16 [6]	EUR	100,000	129,538
BSkyB Finance PLC, 5.750%, 10/20/17	GBP	105,000	181,500
Canara Bank, 6.365%, 11/28/21 [6]	USD	800,000	722,449
CIT Group, Inc.,
4.250%, 03/17/15	EUR	50,000	53,175
4.650%, 09/19/16	EUR	50,000	51,591
5.500%, 12/01/14	GBP	620,000	838,174
Citigroup, Inc., 5.000%, 09/15/14	USD	880,000	815,024
Depfa ACS Bank,
1.650%, 12/20/16	JPY	70,000,000	638,915
1.875%, 05/07/09	CHF	140,000	135,420
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)	USD	220,000	196,592
7.000%, 10/15/37 (a)	USD	90,000	74,860
Ford Motor Credit Company LLC,
7.000%, 10/01/13	USD	380,000	279,836
8.000%, 12/15/16	USD	190,000	138,085
General Electric Capital Corp.,
2.250%, 02/09/09	CHF	350,000	340,809
3.250%, 04/15/13 (b)	USD	1,000,000	1,010,663
Goldman Sachs Group, Inc.,
5.208%, 05/23/16 (08/26/08) [5]	EUR	350,000	502,741
6.875%, 01/18/38	GBP	200,000	388,483
Host Hotels & Resorts, L.P.,
6.375%, 03/15/15	USD	35,000	30,975
6.875%, 11/01/14	USD	400,000	368,000
HSBC Bank USA, N.A.,
1.959%, 04/18/12 (a) [4]	MYR	3,560,000	1,011,726
2.172%, 05/17/12 (a) [4]	MYR	3,000,000	844,315
HSBC Finance Corp., 1.790%, 09/18/15	JPY	100,000,000	828,884
ICICI Bank, Ltd., 6.375%, 04/30/22 (a) [6]	USD	280,000	250,928
ISA Capital do Brasil SA, 7.875%, 01/30/12 (a)	USD	100,000	103,500

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Finance - 25.5% (continued)
JPMorgan Chase & Co.,
4.135%, 06/08/12 (a) [4]	MYR	1,935,435		$504,131
7.655%, 11/01/12 (a) [4]	KRW	641,200,000		442,566
7.900%, 04/30/18 [6]	USD	485,000		454,755
JPMorgan International, 11.870%, 10/21/10 (a) [4]	IDR	2,680,548,500		222,788
KfW Bankengruppe,
1.850%, 09/20/10	JPY	268,000,000		2,564,559
2.050%, 02/16/26	JPY	120,000,000		1,099,535
2.600%, 06/20/37	JPY	68,000,000		656,505
Kinder Morgan Finance Co., 5.700%, 01/05/16	USD	245,000		218,050
Lehman Brothers Holdings, Inc.,
5.750%, 01/03/17	USD	195,000		172,081
6.500%, 07/19/17	USD	595,000		550,446
Lloyds TSB Bank PLC, 4.385%, 05/12/17 [6]	EUR	215,000		264,114
Morgan Stanley Co., 4.750%, 04/01/14	USD	275,000		250,588
Morgan Stanley Co., Series EMTN, 5.375%, 11/14/13	GBP	120,000		214,476
Muenchener Hypothekenbank eG, 5.000%, 01/16/12 (a)	EUR	685,000		1,071,970
Network Rail MTN Finance PLC, 4.875%, 03/06/09	GBP	110,000		217,479
Oesterreichische Kontrollbank AG, 2.750%, 06/14/11	CHF	485,000		466,701
ProLogis, 6.625%, 05/15/18	USD	60,000	[2]	59,103
Qwest Capital Funding, Inc., 6.875%, 07/15/28	USD	15,000	[2]	12,000
RBS Capital Trust C, 4.243%, 01/12/16 [6]	EUR	195,000		229,251
SLM Corp.,
4.000%, 01/15/10	USD	55,000		51,236
5.000%, 10/01/13	USD	425,000		367,482
5.375%, 05/15/14	USD	5,000		4,393
5.400%, 10/25/11	USD	10,000		9,132
8.450%, 06/15/18	USD	100,000		95,934
Wells Fargo & Co., 4.625%, 11/02/35	GBP	350,000		555,601
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)	USD	285,000		255,007
Total Finance				21,988,092
Industrial - 23.1%
Ahold Finance USA, Inc., Series EMTN, 6.500%, 03/14/17	GBP	195,000		365,103
Albertson’s, Inc.,
6.625%, 06/01/28	USD	65,000		55,747
7.450%, 08/01/29	USD	295,000	[2]	279,058
7.750%, 06/15/26	USD	5,000		4,904
Alltel Corp.,
6.500%, 11/01/13	USD	65,000		65,162
6.800%, 05/01/29	USD	50,000		45,750
7.000%, 07/01/12	USD	95,000		96,900
7.875%, 07/01/32	USD	155,000		157,325

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrial – 23.1% (continued)
Axtel S.A.B. de C.V., 7.625%, 02/01/17 (a)	USD	210,000	[2]	$214,988
Bell Aliant Regional Communications, 5.410%, 09/26/16	CAD	320,000		282,671
Bell Canada,
5.000%, 02/15/17	CAD	160,000		127,413
6.100%, 03/16/35	CAD	45,000		33,726
6.550%, 05/01/29 (a)	CAD	10,000		7,865
7.300%, 02/23/32	CAD	25,000		21,294
Bertelsmann AG, 3.625%, 10/06/15	EUR	380,000		497,715
Biogen Idec, Inc., 6.000%, 03/01/13	USD	420,000		416,771
Bite Finance International, 8.458%, 03/15/14 (09/15/08) (a) [5]	EUR	170,000		214,126
Bristol-Myers Squibb Co., 4.625%, 11/15/21	EUR	150,000		200,785
British Sky Broadcasting Group PLC, 6.100%, 02/15/18 (a)	USD	460,000		452,491
Canadian Pacific Railway Co.,
5.750%, 03/15/33	USD	30,000		24,209
5.950%, 05/15/37	USD	55,000		45,636
Cemex Finance Europe BV, 4.750%, 03/05/14	EUR	350,000		469,105
Chesapeake Energy Corp.,
6.250%, 01/15/17	EUR	100,000		142,488
6.500%, 08/15/17	USD	115,000		107,525
6.875%, 11/15/20	USD	170,000		159,800
Citizens Communications Co.,
6.250%, 01/15/13	USD	125,000		115,938
6.625%, 03/15/15	USD	115,000	[2]	104,362
7.125%, 03/15/19	USD	130,000		116,350
9.000%, 08/15/31	USD	65,000		58,500
Community Health Systems, Inc., 8.875%, 07/15/15	USD	225,000		226,406
Couche-Tard US LP/Couche-Tard Finance Corp., 7.500%, 12/15/13	USD	160,000		158,000
CSX Corp.,
5.600%, 05/01/17	USD	60,000		55,348
6.000%, 10/01/36	USD	386,000	[2]	334,482
Delta Air Lines, Inc.,
6.821%, 08/10/22	USD	359,950		293,359
8.021%, 08/10/22	USD	116,331		105,861
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	USD	380,000		381,900
DP World, Ltd., 6.850%, 07/02/37 (a)	USD	700,000		600,651
Edcon Proprietary Ltd., 8.208%, 06/15/14 (09/15/08) (a) [5]	EUR	510,000	[2]	525,947
Energy Transfer Partners, L.P.,
6.625%, 10/15/36	USD	425,000		395,589
6.700%, 07/01/18	USD	90,000		90,585
France Telecom, 3.625%, 10/14/15	EUR	210,000		288,288

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrial - 23.1% (continued)
Georgia-Pacific Corp., 7.125%, 01/15/17 (a)	USD	105,000	[2]	$98,700
Hanaro Telecom, Inc., 7.000%, 02/01/12 (a)	USD	50,000		49,875
HCA, Inc.,
6.375%, 01/15/15	USD	70,000		58,100
6.625%, 02/15/16	USD	160,000	[2]	133,200
7.580%, 09/15/25	USD	20,000		16,222
7.690%, 06/15/25	USD	25,000	[2]	20,444
Hilcorp Energy I LP/Hilcorp Finance Co., 7.750%, 11/01/15	USD	170,000		163,200
Home Depot, Inc., The, 5.875%, 12/16/36	USD	250,000		204,232
Host Hotels & Resorts, L.P., 6.750%, 06/01/16	USD	140,000		124,250
International Paper Co., 7.950%, 06/15/18	USD	215,000		213,803
KLA Instruments Corp., 6.900%, 05/01/18	USD	345,000		338,226
Koninklijke KPN NV, 4.750%, 01/17/17	EUR	50,000		69,457
Kraft Foods, Inc., 6.875%, 02/01/38	USD	215,000		209,024
L-3 Communications Corp.,
5.875%, 01/15/15	USD	125,000		115,312
6.125%, 07/15/13	USD	55,000		51,975
6.125%, 01/15/14	USD	15,000		14,062
Lafarge S.A.,
4.750%, 03/23/20	EUR	215,000		275,657
5.375%, 06/26/17	EUR	150,000		211,195
Level 3 Financing, Inc., 8.750%, 02/15/17	USD	10,000		8,600
LPG International, Inc., 7.250%, 12/20/15	USD	120,000		122,850
Lucent Technologies, Inc., 6.450%, 03/15/29	USD	595,000		455,175
Medco Health Solutions, Inc., 7.125%, 03/15/18	USD	355,000		368,665
Motorola, Inc.,
6.500%, 09/01/25	USD	215,000		160,543
6.625%, 11/15/37	USD	240,000		188,809
Nabors Industries, Inc., 6.150%, 02/15/18 (a)	USD	245,000		247,637
News America, Inc., 6.150%, 03/01/37	USD	420,000		386,699
Nextel Communications, Inc., 7.375%, 08/01/15	USD	100,000		83,000
Noble Group, Ltd., 8.500%, 05/30/13 (a)	USD	210,000	[2]	206,850
Owens & Minor, Inc., 6.350%, 04/15/16	USD	530,000		520,560
Owens-Brockway Glass Container, Inc., 6.750%, 12/01/14	EUR	50,000		73,999
Pemex Project Funding Master Trust, 6.625%, 04/04/10	EUR	390,000		619,503
PPR, 4.000%, 01/29/13	EUR	210,000		294,224
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	USD	40,000		32,800
7.250%, 02/15/11	USD	75,000		72,750
7.750%, 02/15/31	USD	65,000	[2]	55,412

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrial - 23.1% (continued)
Qwest Corp.,
6.500%, 06/01/17	USD	46,000		$41,055
6.875%, 09/15/33	USD	75,000		61,875
7.250%, 09/15/25	USD	83,000		73,455
7.250%, 10/15/35	USD	158,000		132,720
R.H. Donnelley Corp., 6.875%, 01/15/13	USD	55,000		32,725
R.H. Donnelley Corp., Series A-2, 6.875%, 01/15/13	USD	250,000		148,750
Reynolds American, Inc., 6.750%, 06/15/17	USD	355,000		353,150
Sappi Papier Holding AG, 7.500%, 06/15/32 (a)	USD	370,000		303,979
Shaw Communications, Inc., 5.700%, 03/02/17	CAD	315,000		291,872
SK Telecom Co., Ltd., 6.625%, 07/20/27 (a)	USD	725,000		694,180
Sprint Nextel Corp., 6.000%, 12/01/16	USD	404,000		347,440
Telecom Italia Capital S.p.A.,
4.950%, 09/30/14	USD	290,000		265,423
6.375%, 11/15/33	USD	125,000		111,284
Time Warner, Inc.,
6.625%, 05/15/29	USD	310,000		282,093
6.950%, 01/15/28	USD	85,000		81,560
7.300%, 07/01/38	USD	450,000		447,233
UnitedHealth Group, Inc.,
5.800%, 03/15/36	USD	440,000		364,184
6.000%, 02/15/18	USD	130,000	[2]	125,753
Vale Overseas Ltd., 6.875%, 11/01/36	USD	405,000	[2]	376,138
Vivendi, 3.875%, 02/15/12	EUR	90,000		129,153
Wendel Investissement,
4.375%, 08/09/17	EUR	200,000		204,334
4.875%, 05/26/16	EUR	200,000		229,382
Wolters Kluwer N.V., 5.125%, 01/27/14	EUR	60,000		89,470
WPP Finance S.A., 5.250%, 01/30/15	EUR	100,000		140,960
Total Industrial				19,933,301
Utilities - 2.1%
Edison Mission Energy, 7.625%, 05/15/27	USD	155,000		139,112
Majapahit Holding BV, 7.250%, 06/28/17 (a)	USD	200,000		179,000
NiSource Finance Corp., 6.400%, 03/15/18	USD	365,000		352,274
Transport De Gas Del Sur, 7.875%, 05/14/17 (a)	USD	540,000		415,801
TXU Corp., 6.500%, 11/15/24	USD	410,000		302,499
Veolia Environnement,
4.000%, 02/12/16	EUR	75,000		104,680
5.125%, 05/24/22	EUR	200,000		279,164
6.000%, 06/01/18	USD	80,000		79,816
Total Utilities				1,852,346
Total Corporate Bonds (cost $44,410,029)				43,773,740

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Foreign Government - 35.8%
Asian Development Bank, 2.350%, 06/21/27	JPY	20,000,000		$192,770
Belgium Kingdom, 5.500%, 09/28/17	EUR	2,520,000		4,141,253
Bundesrepublik Deutschland,
3.250%, 04/17/09	EUR	425,000		662,091
3.750%, 01/04/17	EUR	3,049,000		4,506,676
4.000%, 04/13/12	EUR	1,750,000		2,689,336
6.500%, 07/04/27	EUR	615,000		1,149,622
Canadian Government, 4.250%, 09/01/09	CAD	125,000		123,967
Colombia, Republic of,
9.850%, 06/28/27	COP	245,000,000		99,921
11.750%, 03/01/10	COP	136,000,000		71,074
12.000% 10/22/15	COP	422,000,000		211,695
Deutschland, Republic of, 3.750%, 07/04/13	EUR	1,480,000		2,238,292
Development Bank of Japan,
1.400%, 06/20/12	JPY	39,000,000		370,397
1.750%, 06/21/10	JPY	171,000,000		1,632,047
European Investment Bank,
1.250%, 09/20/12	JPY	210,000,000	[2]	1,977,684
1.400%, 06/20/17	JPY	100,300,000		926,986
11.890%, 04/24/13 (a) [4]	IDR	8,021,910,000		498,803
Government of France, 5.000%, 10/25/16	EUR	590,000		942,278
Indonesia Government International Bond, 7.750%, 01/17/38 (a)	USD	460,000	[2]	432,400
Inter-American Development Bank, 11.619%, 05/20/13 [4]	IDR	2,350,000,000		146,735
Japan Finance Corporation for Municipal Enterprises,
1.550%, 02/21/12	JPY	76,000,000		727,702
1.900%, 06/22/18	JPY	130,000,000		1,234,199
Netherlands Government SA, 5.500%, 01/15/28	EUR	190,000		316,548
Nordic Investment Bank, (The), 1.700%, 04/27/17	JPY	50,000,000		474,193
Republica Orient Uruguay, 4.250%, 04/05/27	UYU	17,730,000		1,048,486
Singapore Government,
3.625%, 07/01/11	SGD	595,000		460,211
4.625%, 07/01/10	SGD	1,860,000		1,454,851
South Africa, Republic of, 4.500%, 04/05/16	EUR	385,000		519,787
U.K. Gilts, 4.750%, 03/04/20	GBP	875,000		1,677,253
Total Foreign Government (cost $28,731,587)				30,927,257
U.S. Government and Agency Obligations - 6.6%
Federal Home Loan Mortgage Corporation - 1.2%
FHLMC Gold Pool, 5.000%, 07/01/35	USD	997,151		958,843
FHLMC Gold Pool, 6.000%, 05/01/18 to 10/01/20	USD	55,083		56,445
FHLMC Gold Pool, 6.500%, 08/01/35 to 10/01/35	USD	53,879		55,663
Total Federal Home Loan Mortgage Corporation				1,070,951

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Federal National Mortgage Association - 4.1%
FNMA, 2.290%, 02/19/09	SGD	400,000		$294,966
FNMA, 4.500%, 05/01/20	USD	78,682		81,778
FNMA, 5.000%, 03/01/37	USD	862,986		828,031
FNMA, 5.500%, 11/01/16 to 04/01/36	USD	859,811		850,552
FNMA, 6.000%, 06/01/17 to 08/01/37	USD	1,235,438		1,250,493
FNMA, 6.500%, 10/01/35	USD	65,831		68,031
FNMA Gold Pool, 6.000%, 10/01/20 to 04/01/35	USD	174,771		177,579
Total Federal National Mortgage Association				3,551,430
Government National Mortgage Association - 1.3%
GNMA, 5.500%, 11/20/34 to 02/20/35	USD	97,033		96,530
GNMA, 6.000%, 07/20/37	USD	630,269		639,827
GNMA, 6.500%, 09/20/36	USD	358,655		370,502
Total Government National Mortgage Association				1,106,859
Total U.S. Government and Agency Obligations (cost $5,603,173)				5,729,240
Asset Backed Security - 0.3%
Merrill Lynch/Countrywide Mortgage Trust, 5.439%, 02/12/396 (cost $236,256)	USD	235,000		234,029

	Shares
Preferred Stocks - 3.2%
Bank of America Corp., Series H, 8.200%		35,950	[2]	891,919
FHLMC, 8.375%		21,825		530,348
FNMA, 8.250%		37,350		857,182
Merrill Lynch & Co., Inc., 8.625%		21,325		494,740
Total Preferred Stocks (cost $2,932,156)				2,774,189
Other Investment Company - 5.3%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3] (cost $4,608,616)		4,608,616		4,608,616
Total Investments - 101.9% (cost $86,521,817)				88,047,071
Other Assets, less Liabilities - (1.9)%				(1,613,798)
Net Assets - 100.0%				$86,433,273

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (unaudited)

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At June 30, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Value	$64,621,964	$6,249,865	$(11,063,948)	$(4,814,083)
Managers AMG Essex Large Cap Growth	53,079,711	8,452,783	(3,141,327)	5,311,456
Small Company	30,338,061	4,609,238	(3,326,345)	1,282,893
International Equity	240,505,804	42,492,026	(27,435,470)	15,056,556
Emerging Markets Equity	164,927,487	32,166,153	(10,952,699)	21,213,454
Global Bond	86,541,062	4,114,662	(2,608,653)	1,506,009

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
International Equity	$634,676	0.3%
Emerging Markets Equity	4,085,374	2.4%
Global Bond	11,263,415	13.0%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Yield shown for an investment company represents the June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of June 30, 2008, amounting to:

Fund	Market Value	% of Net Assets
Value	$8,459,334	16.6%
Managers AMG Essex Large Cap Growth	11,933,870	25.8%
Small Company	4,860,300	18.3%
International Equity	12,264,945	5.0%
Emerging Markets Equity	15,673,841	9.1%
Global Bond	4,471,552	5.2%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at June 30, 2008.
[5]	Floating Rate Security. The rate listed is as of June 30, 2008. Date in parenthesis represents the security’s next coupon rate reset.
[6]	Variable Rate Security. The rate listed is as of June 30, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.
#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC: Federal Home Loan Mortgage Corp.

FNMA: Federal National Mortgage Association

GNMA: Government National Mortgage Association

USTN: United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

ARS:	Argentine Peso
CAD:	Canadian Dollar
CHF:	Swiss Franc
COP:	Columbian Peso
EUR:	Euro
GBP:	British Pound
IDR:	Indonesian Rupiah
JPY:	Japanese Yen
KRW:	South Korean Won
MYR:	Malaysian Ringgit
SEK:	Swedish Krona
SGD:	Singapore Dollar
UYU:	Uruguay Peso

Statements of Assets and Liabilities

June 30, 2008 (unaudited)

	Managers Value Fund	Managers AMG Essex Large Cap Growth Fund	Managers Small Company Fund
Assets:
Investments at value (including securities on loan valued at $8,459,334, $11,933,870, $4,860,300, $12,264,945, $15,673,841 and $4,471,552, respectively)*	$59,807,881	$58,391,167	$31,620,954
Cash	—	—	—
Foreign currency**	—	—	—
Receivable for investments sold	—	1,427,966	182,015
Receivable for Fund shares sold	80,590	33,740	26,432
Receivable from affiliate	5,185	5,497	—
Unrealized gains on forward foreign currency contracts	—	—	—
Receivable for variation margin on futures	—	—	—
Dividends, interest and other receivables	50,567	14,872	17,998
Prepaid expenses	14,606	11,577	18,516

Total assets	59,958,829	59,884,819	31,865,915

Liabilities:
Payable to Custodian	21,852	—	—
Payable for Fund shares repurchased	189,109	244,301	86,584
Payable upon return of securities loaned	8,799,085	12,209,280	5,014,758
Payable for investments purchased	—	1,161,597	144,800
Unrealized losses on forward foreign currency contracts	—	—	—
Other payables	—	—	—
Accrued expenses:
Investment advisory and management fees	22,435	21,503	19,769
Administrative fees	11,218	9,774	5,735
Other	63,398	58,124	34,960

Total liabilities	9,107,097	13,704,579	5,306,606

Net Assets	$50,851,732	$46,180,240	$26,559,309

Shares outstanding	2,825,777	1,473,256	2,644,032

Net asset value, offering and redemption price per share	$18.00	$31.35	$10.05

Net Assets Represent:
Paid-in capital	$56,619,028	$176,990,270	$24,801,762
Undistributed net investment income (loss)	315,259	(122,057)	(54,679)
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	(1,864,015)	(136,215,290)	391,600
Net unrealized appreciation (depreciation) of investments, futures and foreign currency contracts and translations	(4,218,540)	5,527,317	1,420,626

Net Assets	$50,851,732	$46,180,240	$26,559,309

* Investments at cost	$64,026,421	$52,863,850	$30,200,328
** Foreign currency at cost	—	—	—

The accompanying notes are an integral part of these financial statements.

	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Assets:
Investments at value (including securities on loan valued at $8,459,334, $11,933,870, $4,860,300, $12,264,945, $15,673,841 and $4,471,552, respectively)*	$255,562,360	$186,140,941	$88,047,071
Cash	—	79,658	—
Foreign currency**	1,682,902	652,155	1,614,135
Receivable for investments sold	4,950,288	545,567	459,741
Receivable for Fund shares sold	929,114	378,391	41,805
Receivable from affiliate	—	—	—
Unrealized gains on forward foreign currency contracts	51,613	—	53,029
Receivable for variation margin on futures	866	—	—
Dividends, interest and other receivables	629,879	574,389	1,353,924
Prepaid expenses	17,711	23,161	18,492

Total assets	263,824,733	188,394,262	91,588,197

Liabilities:
Payable to Custodian	189,381	—	46,812
Payable for Fund shares repurchased	1,425,666	642,046	132,443
Payable upon return of securities loaned	12,626,427	15,900,575	4,608,616
Payable for investments purchased	4,530,771	129,368	165,947
Unrealized losses on forward foreign currency contracts	73,506	—	9,660
Other payables	6,343	—	—
Accrued expenses:
Investment advisory and management fees	159,900	140,219	43,642
Administrative fees	52,915	35,869	14,548
Other	233,094	205,032	133,256

Total liabilities	19,298,003	17,053,109	5,154,924

Net Assets	$244,526,730	$171,341,153	$86,433,273

Shares outstanding	3,689,753	7,077,081	3,983,210

Net asset value, offering and redemption price per share	$66.27	$24.21	$21.70

Net Assets Represent:
Paid-in capital	$254,401,075	$117,573,406	$80,992,176
Undistributed net investment income (loss)	698,206	418,468	2,144,029
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	(27,065,168)	31,705,220	1,668,326
Net unrealized appreciation (depreciation) of investments, futures and foreign currency contracts and translations	16,492,617	21,644,059	1,628,742

Net Assets	$244,526,730	$171,341,153	$86,433,273

* Investments at cost	$239,055,111	$164,855,708	$86,521,817
** Foreign currency at cost	$1,253,004	$657,255	$1,575,895

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the six months ended June 30, 2008 (unaudited)

	Managers Value Fund	Managers AMG Essex Large Cap Growth Fund	Managers Small Company Fund
Investment Income:
Dividend income	$643,231	$149,936	$116,139
Interest income	—	—	—
Foreign withholding tax	(9,040)	(5,248)	(345)
Securities lending fees	13,050	18,724	14,008

Total investment income	647,241	163,412	129,802

Expenses:
Investment management fees	211,937	186,444	120,152
Administrative fees	70,645	58,264	33,375
Transfer agent	74,178	68,807	12,118
Professional fees	19,309	18,977	12,532
Registration fees	11,055	13,324	9,377
Custodian	9,356	9,384	11,645
Reports to shareholders	5,397	5,370	2,862
Trustees fees and expenses	2,700	2,150	1,049
Miscellaneous	2,489	961	3,454

Total expenses before offsets	407,066	363,681	206,564

Fee waivers	(5,185)	(5,497)	—
Expense reimbursement	(65,362)	(57,411)	(10,580)
Expense reductions	(4,537)	(15,304)	(2,349)

Net expenses	331,982	285,469	193,635

Net investment income (loss)	315,259	(122,057)	(63,833)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	(881,411)	(2,938,105)	216,946
Net realized loss on futures contracts	—	—	—
Net realized gain (loss) on foreign currency contracts and transactions	—	—	—
Net unrealized depreciation of investments	(10,361,678)	(154,323)	(2,506,991)
Net unrealized appreciation of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts and translations	—	—	—

Net realized and unrealized gain (loss)	(11,243,089)	(3,092,428)	(2,290,045)

Net increase (decrease) in net assets resulting from operations	$(10,927,830)	$(3,214,485)	$(2,353,878)

The accompanying notes are an integral part of these financial statements.

	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Investment Income:
Dividend income	$5,074,581	$2,046,057	$82,768
Interest income	—	—	2,091,782
Foreign withholding tax	(512,751)	(149,827)	—
Securities lending fees	52,010	41,581	16,788

Total investment income	4,613,840	1,937,811	2,191,338

Expenses:
Investment management fees	1,212,530	1,000,094	318,391
Administrative fees	336,814	217,412	90,969
Transfer agent	389,695	242,349	66,510
Professional fees	44,404	36,594	24,619
Registration fees	14,612	14,406	13,471
Custodian	156,187	175,434	37,106
Reports to shareholders	15,014	10,752	4,725
Trustees fees and expenses	13,107	8,243	3,040
Miscellaneous	8,341	35,773	2,800

Total expenses before offsets	2,190,704	1,741,057	561,631

Fee waivers	—	—	(45,484)
Expense reimbursement	(195,948)	(170,309)	(15,508)
Expense reductions	(2,772)	(537)	(305)

Net expenses	1,991,984	1,570,211	500,334

Net investment income (loss)	2,621,856	367,600	1,691,004

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	3,242,370	17,496,145	1,595,890
Net realized loss on futures contracts	(124,445)	—	—
Net realized gain (loss) on foreign currency contracts and transactions	(237,522)	(33,221)	28,838
Net unrealized depreciation of investments	(47,042,383)	(37,576,482)	(1,692,953)
Net unrealized appreciation of futures contracts	54,393	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts and translations	(1,314)	(32,269)	69,458

Net realized and unrealized gain (loss)	(44,108,901)	(20,145,827)	1,233

Net increase (decrease) in net assets resulting from operations	$(41,487,045)	$(19,778,227)	$1,692,237

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the six months ended June 31, 2008 (unaudited) and for the year ended December 31, 2007

	Managers Value Fund		Managers AMG Essex Large Cap Growth Fund		Managers Small Company Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$315,259	$638,193	$(122,057)	$(295,342)	$(63,833)	$71,442
Net realized gain (loss) on investments, futures and foreign currency transactions	(881,411)	7,066,106	(2,938,105)	12,081,136	216,946	5,644,580
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(10,361,678)	(12,723,883)	(154,323)	(3,092,212)	(2,506,991)	(2,093,069)

Net increase (decrease) in net assets resulting from operations	(10,927,830)	(5,019,584)	(3,214,485)	8,693,582	(2,353,878)	3,622,953

Distributions to Shareholders:
From net investment income	—	(644,259)	—	—	—	(72,068)
From net realized gain on investments	—	(9,340,529)	—	—	—	(4,872,436)

Total distributions to shareholders	—	(9,984,788)	—	—	—	(4,944,504)

From Capital Share Transactions:
Proceeds from sale of shares	4,466,655	16,625,662	2,339,126	13,177,776	2,246,013	7,101,231
Reinvestment of dividends and distributions	—	9,480,374	—	—	—	4,917,140
Cost of shares repurchased	(5,466,591)	(29,238,475)	(4,820,724)	(35,994,240)	(2,682,274)	(19,785,414)

Net increase (decrease) from capital share transactions	(999,936)	(3,132,439)	(2,481,598)	(22,816,464)	(436,261)	(7,767,043)

Total increase (decrease) in net assets	(11,927,766)	(18,136,811)	(5,696,083)	(14,122,882)	(2,790,139)	(9,088,594)

Net Assets:
Beginning of period	62,779,498	80,916,309	51,876,323	65,999,205	29,349,448	38,438,042

End of period	$50,851,732	$62,779,498	$46,180,240	$51,876,323	$26,559,309	$29,349,448

End of period undistributed net investment income (loss)	$315,259	—	$(122,057)	—	$(54,679)	—

Share Transactions:
Sale of shares	222,824	584,902	75,039	401,884	223,891	555,756
Reinvested shares	—	425,129	—	—	—	439,422
Shares repurchased	(273,228)	(1,025,973)	(156,167)	(1,109,222)	(267,022)	(1,517,885)

Net increase (decrease) in shares	(50,404)	(15,942)	(81,128)	(707,338)	(43,131)	(522,707)

The accompanying notes are an integral part of these financial statements.

	Managers International Equity Fund		Managers Emerging Markets Equity Fund		Managers Global Bond Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$2,621,856	$1,549,035	$367,600	$244,320	$1,691,004	$3,286,666
Net realized gain (loss) on investments, futures and foreign currency transactions	2,880,403	35,687,191	17,462,924	42,821,002	1,624,728	2,942,161
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(46,989,304)	(4,284,123)	(37,608,751)	4,033,010	(1,623,495)	1,694,881

Net increase (decrease) in net assets resulting from operations	(41,487,045)	32,952,103	(19,778,227)	47,098,332	1,692,237	7,923,708

Distributions to Shareholders:
From net investment income	—	(1,407,436)	—	—	—	(5,790,344)
From net realized gain on investments	—	—	—	(31,190,295)	—	(36,545)

Total distributions to shareholders	—	(1,407,436)	—	(31,190,295)	—	(5,826,889)

From Capital Share Transactions:
Proceeds from sale of shares	20,148,567	89,614,996	33,507,012	81,147,105	6,984,276	70,923,164
Reinvestment of dividends and distributions	—	1,269,831	—	30,267,900	—	5,738,814
Cost of shares repurchased	(36,160,063)	(51,320,349)	(40,622,526)	(82,070,827)	(14,367,592)	(40,303,982)

Net increase (decrease) from capital share transactions	(16,011,496)	39,564,478	(7,115,514)	29,344,178	(7,383,316)	36,357,996

Total increase (decrease) in net assets	(57,498,541)	71,109,145	(26,893,741)	45,252,215	(5,691,079)	38,454,815

Net Assets:
Beginning of period	302,025,271	230,916,126	198,234,894	152,982,679	92,124,352	53,669,537

End of period	$244,526,730	$302,025,271	$171,341,153	$198,234,894	$86,433,273	$92,124,352

End of period undistributed net investment income (loss)	$698,206	—	$418,468	—	$2,144,029	—

Share Transactions:
Sale of shares	284,709	1,182,441	1,319,226	2,961,645	319,082	3,348,376
Reinvested shares	—	16,446	—	1,123,113	—	272,628
Shares repurchased	(510,749)	(708,228)	(1,638,065)	(2,947,238)	(659,063)	(1,833,465)

Net increase (decrease) in shares	(226,040)	490,659	(318,839)	1,137,520	(339,981)	1,787,539

The accompanying notes are an integral part of these financial statements.

Managers Money Market Fund

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets:
Investment in JPMorgan Liquid Assets Money Market Fund, Capital Shares (cost $76,131,286)	$76,131,286
Receivable for Fund shares sold	2,999
Dividends receivable	162,148
Prepaid expenses	16,403

Total assets	76,312,836

Liabilities:
Payable for Fund shares repurchased	7,495
Dividends payable to shareholders	24,621
Administration fee payable	9,184
Other accrued expenses	47,496

Total liabilities	88,796

Net Assets	$76,224,040

Shares outstanding	76,224,040

Net asset value, offering and redemption price per share	$1.00

Net Assets Represent:
Paid-in capital	$76,224,040

Managers Money Market Fund

Statement of Operations

For the six months ended June 30, 2008 (unaudited)
Investment Income:
Dividend income	$1,469,521

Expenses:
Administration fees	63,768
Transfer agent	26,968
Registration fees	16,958
Professional fees	15,797
Reports to shareholders	3,136
Trustees fees and expenses	3,130
Accounting fees	3,000
Miscellaneous expenses	2,310

Total expenses before offsets	135,067

Expense reductions	(21,256)

Net expenses	113,811

Net Investment Income	$1,355,710

The accompanying notes are an integral part of these financial statements.

Managers Money Market Fund

Statement of Changes in Net Assets

	For the six months ended June 30, 2008 (unaudited)	For the one month ended December 31, 2007*	For the fiscal year ended November 30, 2007
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,355,710	$360,095	$5,069,405

Distributions to Shareholders:
From net investment income	(1,355,710)	(360,095)	(5,069,405)

From Capital Share Transactions (at a constant $1.00 per share):
Proceeds from sale of shares	69,860,855	9,618,816	215,023,349
Reinvestment of dividends	1,317,075	333,820	4,966,351
Cost of shares repurchased	(86,171,817)	(11,840,450)	(164,722,861)

Net increase (decrease) from capital share transactions	(14,993,887)	(1,887,814)	55,266,839

Total increase (decrease) in net assets	(14,993,887)	(1,887,814)	55,266,839

Net Assets:
Beginning of period	91,217,927	93,105,741	37,838,902

End of period	$76,224,040	$91,217,927	$93,105,741

*	Effective December 1, 2007, Managers Money Market changed its fiscal year end from November 30 to December 31.

Managers Money Market Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2008 (unaudited)	For one month ended December 31, 2007***	For the fiscal year ended November 30,
			2007	2006	2005**	2004*	2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:
Net investment income	0.016	0.004	0.049	0.043	0.026	0.008	0.007
Less Distributions to Shareholders from:
Net investment income	(0.016)	(0.004)	(0.049)	(0.043)	(0.026)	(0.008)	(0.007)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return[1]	1.54%[3]	0.37%[3]	5.05%	4.45%	2.61%	0.82%	0.69%

Ratio of net expenses to average net assets	0.27%[4]	0.39%[4]	0.29%	0.40%	0.40%	0.36%	0.38%
Ratio of net investment income to average net assets	3.19%[4]	4.46%[4]	4.92%	4.42%	2.62%	0.86%	0.69%
Net assets at end of year (000’s omitted)	$76,224	$91,218	$93,106	$37,839	$37,896	$47,645	$33,050

Expense Waivers/Offsets[2]
Ratio of total expenses to average net assets	0.32%[4]	0.44%[4]	0.34%	0.45%	0.46%	0.44%	0.43%
Ratio of net investment income to average net assets	3.14%[4]	4.41%[4]	4.87%	4.37%	2.56%	0.78%	0.64%

*	Prior to May 14, 2004 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund. (See Notes to Financial Statements).
**	Prior to February 19, 2005 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Liquid Assets Money Market Fund. (See Notes to Financial Statements).
***	Effective December 1, 2007, Managers Money Market Fund changed its fiscal year end from November 30 to December 31. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Managers Value Fund	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.83	$27.98	$27.98	$29.73	$26.24	$20.69

Income from Investment Operations:
Net investment income	0.11	0.23 [3]	0.27 [3]	0.23	0.17	0.11
Net realized and unrealized gain (loss) on investments	(3.94)	(2.32)[3]	4.79 [3]	1.43	3.47	5.56
Total from investment operations	(3.83)	(2.09)	5.06	1.66	3.64	5.67

Less Distributions to Shareholders from:
Net investment income	—	(0.26)	(0.35)	(0.25)	(0.15)	(0.12)
Net realized gain on investments	—	(3.80)	(4.71)	(3.16)	—	—
Total distributions to shareholders	—	(4.06)	(5.06)	(3.41)	(0.15)	(0.12)

Net Asset Value, End of Period	$18.00	$21.83	$27.98	$27.98	$29.73	$26.24

Total Return[1]	(17.59)%[4,5]	(7.77)%	18.08%	5.53%	13.87%	27.39%

Ratio of net expenses to average net assets	1.17%[6]	1.16%	1.17%	1.18%	1.22%	1.27%
Ratio of net investment income to average net assets[1]	1.12%[6]	0.83%	0.90%	0.72%	0.62%	0.59%
Portfolio turnover	25%[5]	37%	32%	54%	39%	40%
Net assets at end of period (000’s omitted)	$50,852	$62,779	$80,916	$124,643	$119,547	$100,720

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.44%[6]	1.20%	1.23%	1.15%	1.38%	1.42%
Ratio of net investment income to average net assets	0.85%[6]	0.80%	0.84%	0.71%	0.47%	0.44%

Managers AMG Essex Large Cap Growth Fund	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$33.37	$29.18	$27.79	$26.77	$25.46	$20.36

Income from Investment Operations:
Net investment loss	(0.08)	(0.15)[3]	(0.09)[3]	(0.07)[3]	(0.07)	(0.16)
Net realized and unrealized gain (loss) on investments	(1.94)	4.34 [3]	1.48 [3]	1.09 [3]	1.38	5.26

Total from investment operations	(2.02)	4.19	1.39	1.02	1.31	5.10

Net Asset Value, End of Period	$31.35	$33.37	$29.18	$27.79	$26.77	$25.46

Total Return1	(6.05)%[5]	14.36%	4.96%	3.85%	5.14%	25.05%

Ratio of net expenses to average net assets	1.22%[6]	1.24%	1.25%	1.28%	1.34%	1.33%
Ratio of net investment loss to average net assets[1]	(0.52)%[6]	(0.47)%	(0.33)%	(0.27)%	(0.26)%	(0.67)%
Portfolio turnover	54%[5]	116%	200%	97%	79%	109%
Net assets at end of period (000’s omitted)	$46,180	$51,876	$65,999	$104,878	$98,347	$110,903

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.56%[6]	1.29%	1.32%	1.22%	1.47%	1.52%
Ratio of net investment loss to average net assets	(0.86)%[6]	(0.52)%	(0.40)%	(0.21)%	(0.39)%	(0.86)%

Financial Highlights

For a share outstanding throughout each period

Managers Small Company Fund	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.92	$11.97	$10.84	$10.36	$9.19	$6.40

Income from Investment Operations:
Net investment income (loss)	(0.02)	0.02 [3]	(0.08)[3]	(0.08)[3]	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.85)	1.12 [3]	1.21 [3]	0.56 [3]	1.25	2.88
Total from investment operations	(0.87)	1.14	1.13	0.48	1.17	2.79

Less Distributions to Shareholders from:
Net investment income	—	(0.03)	—	—	—	—
Net realized gain on investments	—	(2.16)	—	—	—	—
Total distributions to shareholders	—	(2.19)	—	—	—	—

Net Asset Value, End of Period	$10.05	$10.92	$11.97	$10.84	$10.36	$9.19

Total Return[1]	(7.97)%[4,5]	9.13%	10.42%	4.63%	12.73%	43.59%

Ratio of net expenses to average net assets	1.45%[6]	1.36%	1.39%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets[1]	(0.48)%[6]	0.19%	(0.72)%	(0.82)%	(1.05)%	(1.20)%
Portfolio turnover	16%[5]	50%	126%	26%	18%	48%
Net assets at end of period (000’s omitted)	$26,559	$29,349	$38,438	$36,993	$27,629	$18,750

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.55%[6,7]	1.47%	1.54%	1.41%	1.43%	1.50%
Ratio of net investment income (loss) to average net assets	(0.58)%[6,7]	0.08%	(0.87)%	(0.78)%	(1.03)%	(1.25)%

Managers International Equity Fund	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$77.13	$67.42	$53.76	$47.05	$41.13	$31.22

Income from Investment Operations:
Net investment income	0.68	0.47	0.69	0.37	0.27	0.34
Net realized and unrealized gain (loss) on investments	(11.54)	9.60	14.15	6.83	5.96	10.04

Total from investment operations	(10.86)	10.07	14.84	7.20	6.23	10.38

Less Distributions to Shareholders from:
Net investment income	—	(0.36)	(1.18)	(0.49)	(0.31)	(0.47)

Total distributions to shareholders	—	(0.36)	(1.18)	(0.49)	(0.31)	(0.47)

Net Asset Value, End of Period	$66.27	$77.13	$67.42	$53.76	$47.05	$41.13

Total Return[1]	(14.02)%[5]	14.94%[4]	27.63%	15.30%	15.17%	33.21%

Ratio of net expenses to average net assets	1.48%[6]	1.48%	1.45%	1.45%	1.62%	1.72%
Ratio of net investment income to average net assets[1]	1.95%[6]	0.60%	0.70%	0.75%	0.57%	0.70%
Portfolio turnover	93%[5]	98%	70%	79%	93%	80%
Net assets at end of period (000’s omitted)	$244,527	$302,025	$230,916	$206,393	$234,061	$266,611

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.63%[6]	1.61%	1.47%	1.42%	1.70%	1.73%
Ratio of net investment income to average net assets	1.80%[6]	0.46%	0.68%	0.79%	0.50%	0.69%

Financial Highlights

For a share outstanding throughout each period

Managers Emerging Markets Equity Fund	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$26.80	$24.44	$20.10	$16.50	$13.26	$8.80

Income from Investment Operations:
Net investment income	0.05	0.04 [3]	0.22	0.52	0.08	0.01
Net realized and unrealized gain (loss) on investments	(2.64)	7.20 [3]	6.66	4.84	3.74	4.50

Total from investment operations	(2.59)	7.24	6.88	5.36	3.82	4.51

Less Distributions to Shareholders from:
Net investment income	—	—	(0.22)	(0.55)	(0.06)	(0.05)
Net realized gain on investments	—	(4.88)	(2.32)	(1.21)	(0.52)	—

Total distributions to shareholders	—	(4.88)	(2.54)	(1.76)	(0.58)	(0.05)

Net Asset Value, End of Period	$24.21	$26.80	$24.44	$20.10	$16.50	$13.26

Total Return[1]	(9.70)%[5]	29.50%[4]	34.50%	32.53%	28.85%	51.20%

Ratio of net expenses to average net assets	1.80%[6]	1.78%	1.76%	1.75%	1.85%	1.99%
Ratio of net investment income to average net assets[1]	0.43%[6]	0.13%	0.89%	0.59%	0.67%	0.08%
Portfolio turnover	22%[5]	62%	41%	35%	58%	79%
Net assets at end of period (000’s omitted)	$171,341	$198,235	$152,983	$117,229	$63,567	$36,728

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.00%[6,7]	1.93%	1.76%	1.72%	1.87%	1.97%
Ratio of net investment income to average net assets	0.23%[6,7]	(0.02)%	0.89%	0.62%	0.66%	0.13%

Managers Global Bond Fund	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.31	$21.17	$20.19	$22.38	$22.19	$20.58

Income from Investment Operations:
Net investment income	0.43	0.70 [3]	0.45	0.63	0.65	0.80
Net realized and unrealized gain (loss) on investments	(0.04)	0.88 [3]	1.05	(1.75)	1.49	3.43

Total from investment operations	0.39	1.58	1.50	(1.12)	2.14	4.23

Less Distributions to Shareholders from:
Net investment income	—	(1.43)	(0.49)	(0.77)	(1.34)	(2.09)
Net realized gain on investments	—	(0.01)	(0.03)	(0.30)	(0.61)	(0.53)

Total distributions to shareholders	—	(1.44)	(0.52)	(1.07)	(1.95)	(2.62)

Net Asset Value, End of Period	$21.70	$21.31	$21.17	$20.19	$22.38	$22.19

Total Return[1]	1.92%[5]	7.52%[4]	7.36%	(4.94)%	9.62%	20.69%
Ratio of net expenses to average net assets	1.10%[6]	1.19%	1.19%	1.19%	1.29%	1.68%
Ratio of net investment income to average net assets[1]	3.72%[6]	3.25%	2.86%	2.38%	2.73%	3.48%
Portfolio turnover	29%[5]	152%	56%	64%	130%	152%
Net assets at end of period (000’s omitted)	$86,433	$92,124	$53,670	$43,131	$36,454	$32,307

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.23%[6]	1.25%	1.27%	1.26%	1.49%	1.68%
Ratio of net investment income to average net assets	3.59%[6]	3.18%	2.78%	2.31%	2.53%	3.48%

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not Annualized.
[6]	Annualized.
[7]	Includes interest expense for the period ended June 30, 2008, of 0.02% and 0.03% for Small Company and Emerging Markets Equity, respectively. (See Note 1(c) of Notes to Financial Statements.)

Notes to Financial Statements

June 30, 2008 (unaudited)

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds. Included in this report are the Managers Value Fund (“Value”), Managers AMG Essex Large Cap Growth Fund (“Essex Large Cap Growth”), Managers Small Company Fund (“Small Company”), Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), Managers Money Market Fund (“Money Market”) and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

Money Market invests all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a separate registered open-end management investment company with substantially the same investment objective and policies as the Fund. The Portfolio is a series of the JPMorgan Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts. The investment manager of the Portfolio is JPMorgan Investment Advisors Inc. (“JPMIA”). The performance of the Fund is directly affected by the performance of the Portfolio.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contin-gent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Money Market’s investment in the Portfolio is valued daily at its end of day net asset value per share. The Portfolio’s underlying investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

Notes to Financial Statements (continued)

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is as-signed a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Value
Level 1	$59,807,881	—
Level 2	—	—
Level 3	—	—

Total	$59,807,881	—

Essex Large Cap Growth
Level 1	$58,391,067	—
Level 2	—	—
Level 3	—	—

Total	$58,391,067	—

Small Company
Level 1	$31,620,954	—
Level 2	—	—
Level 3	—	—

Total	$31,620,954	—

International Equity
Level 1	$60,064,582	(16,701)
Level 2	195,497,778	(21,894)
Level 3	—	—

Total	$255,562,360	(38,595)

Emerging Markets Equity
Level 1	$79,285,050	—
Level 2	106,855,891	—
Level 3	—	—

Total	$186,140,941	—

Global Bond
Level 1	$7,382,806	—
Level 2	80,664,265	43,368
Level 3	—	—

Total	$88,047,071	43,368

Money Market
Level 1	$76,131,286	—
Level 2	—	—
Level 3	—	—

Total	$76,131,286	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. As a shareholder of the Portfolio, the Money Market Fund receives its proportionate share of the dividends paid by such class, which takes into consideration the Fund’s proportionate share of net investment income and expenses of such class. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the six months ended June 30, 2008, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Value - $4,393 or 0.02%; Essex Large Cap Growth - $15,173 or 0.07%; Small Company - $2,274 or 0.02% and International Equity – 1,997 or 0.001%.

Notes to Financial Statements (continued)

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Fund’s custodian, whereby the Funds are credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the six months ended June 30, 2008, the custodian expense was reduced as follows: International Equity - $82; Emerging Markets Equity - $53 and Global Bond - $61.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the six months ended June 30, 2008, overdraft fees were as follows: Small Company - $2,331 or 0.02% and Emerging Markets Equity – $30,936 or 0.03%.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For six months ended June, 30, 2008, the Funds’ portion of the transfer agent expense was reduced under this arrangement as follows: Value - $144; Essex Large Cap Growth - $131; Small Company - $75; International Equity - $693; Emerging Markets Equity - $484 and Global Bond - $244.

The Investment Manager has agreed to waive a portion of its administrative fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds have made in the JPMorgan Liquid Assets Portfolio. For the six months ended June 30, 2008, the Money Market’s administrative fee was reduced by $21,256.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before off-sets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for all Funds except Money Market. Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly for Money Market. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.	Federal Taxes

The Funds intend to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of June 30, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Essex Large Cap Growth	$89,173,242	2009
	30,988,593	2010
	12,899,489	2011
International Equity	13,386,880	2010
	16,170,119	2011
Money Market	2,266	2008

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each fund. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At June 30, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Essex Large Cap Growth – one owns 13%; International Equity – one owns 28% and Emerging Markets Equity – two collectively own 68%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

Notes to Financial Statements (continued)

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

For each of the Funds other than Money Market, the Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Funds’ investment portfolio is managed by portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30, 2008, the annual investment management fee rate, as a percentage of average daily net assets, were as follows:

Fund	Investment Management Fee
Value	0.75%
Essex Large Cap Growth	0.80%
Small Company	0.90%
International Equity	0.90%
Emerging Markets Equity	1.15%
Global Bond	0.70%

The Investment Manager of Global Bond has agreed to contractually waive a portion of its management fee for the Fund until at least March 1, 2009. For the six months ended June 30, 2008, the amount waived was $45,484 or 0.10%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond and Money Market, pay a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets. Global Bond and Money Market pay a fee to the Administrator at the rate of 0.20% and 0.15%, respectively, per annum of the Fund’s average daily net assets.

The Investment Manager for the Funds, has contractually agreed, through at least May 1, 2009, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) will be limited to the following amounts of the Fund’s average daily net assets: Small Company – 1.45%; International Equity – 1.48%; Emerging Markets Equity – 1.77%; and Global Bond – 1.10%. The Investment Manager has also contractually agreed, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) will be limited to 1.19% and 1.29%, on Value and Essex Large Cap Growth, respectively, of each Fund’s average daily net assets, provided that the amount of fees waived, paid or reimbursed does not exceed 0.25% per annum of each Fund’s average daily net assets. Prior to January 1, 2008, the expense limitations for International Equity, Emerging Markets Equity, and Global Bond were 1.55%, 1.79%, and 1.19%, respectively.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the six months ended June 30, 2008, the Funds made no such repayments to the Investment Manager. At June 30, 2008, the cumulative amount of reimbursement by the Manager subject to repayment by Value, Essex Large Cap, Small Company, International Equity, Emerging Markets Equity and Global Bond equaled $119,224, $99,283, $61,955, $195,948, $237,210 and $39,983, respectively. For the six months ended June 30, 2008, the Investment Manager voluntarily waived $5,185 and $5,497 of expenses for Value and Essex Large Cap which may not be recovered by the Investment Manager.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. The MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Value	$14,125,529	$15,069,373	N/A	N/A
Essex Large Cap Growth	24,852,036	27,267,055	N/A	N/A
Small Company	4,053,870	4,485,618	N/A	N/A
International Equity	245,480,386	256,121,638	N/A	N/A
Emerging Markets Equity	38,435,926	53,295,468	N/A	N/A
Global Bond	23,519,861	22,414,707	$1,830,676	$8,345,084

4.	Portfolio Securities Loaned

Each of the Funds other than Money Market may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Security lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebate) then are divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expects the risk of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Futures Contracts Held or Issued

International Equity may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. Cash pledged to cover margin requirements for the open futures positions at June 30, 2008, amounted to $61,199. Open futures contracts (in U.S. Dollars) at June 30, 2008, were as follows:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
DJ Euro Stoxx 50	5	Long	9/08	$(16,702)

8.	Forward Foreign Currency Contracts

During the six months ended June 30, 2008, International Equity, Emerging Markets Equity, and Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Funds, except Value, Essex Large Cap Growth, Money Market and Small Company, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Notes to Financial Statements (continued)

Cash pledged to cover margin requirements for open forward positions in Global Bond at June 30, 2008 is $154,427. Open forward foreign currency exchange contracts (in U.S. Dollars) at June 30, 2008 were as follows:

Foreign Currency	Position	Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
International Equity
euro-dollar	Short	7/2/08	(2,188,435)	(2,189,346)	911
Pound Sterling	Short	9/5/08	(3,369,934)	(3,305,499)	(64,435)
Japanese Yen	Short	7/3/08	(576,148)	(575,942)	(206)
South African Rand	Short	7/2/08	(326,597)	(321,108)	(5,489)
Swiss Franc	Long	7/3/08	406,889	407,833	(944)
euro-dollar	Long	7/3/08	70,505	70,508	(3)
Pound Sterling	Long	9/5/08	3,440,610	3,392,337	48,273

			$(2,543,110)	$(2,521,217)	$(21,893)

Global Bond
Canadian Dollar	Short	9/17/08	(911,100)	(906,973)	(4,127)
Colombian Peso	Short	9/17/08	(430,879)	(483,908)	53,029
Colombian Peso	Long	9/17/08	430,879	436,412	(5,533)

			$(911,100)	$(954,469)	$43,369

9.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2004-2007) and has concluded that as of June 30, 2008, no provision for income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof.

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and each Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Funds.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility.

Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of the Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by a Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost

Annual Renewal of Investment Advisory Agreements (continued)

of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for certain of the Funds from time to time as a means of limiting the total expenses of the smaller Funds. The Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure and, as a Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Funds can be expected to increase with the size of the Funds. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisors are not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by each Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisors was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

MANAGERS VALUE FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Value Index, for each period. The Trustees took into account management’s discussion of the reasons for the Fund’s performance and its discussion regarding its review of the Subadvisors for the Fund. The Trustees concluded that management was taking steps to address the Fund’s performance.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.19%, provided that the amount waived may not exceed 0.25%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS EMERGING MARKETS EQUITY FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance. In this regard, the Trustees noted that performance has improved in 2008 and the Fund’s performance since inception (February 9, 1998) is in the top quartile of its Peer Group. The Trustees concluded that the Fund’s performance is being addressed.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.77%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS SMALL COMPANY FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2008 and for the period from inception of the Fund on June 19, 2000 through March 31, 2008 was above, above, below and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed the Fund Benchmark and its Peer Group in the calendar year most recently completed. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Annual Renewal of Investment Advisory Agreements (continued)

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.45%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS GLOBAL BOND FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, above and below, respectively, the performance of the Fund Benchmark, the Lehman Brothers Global Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s more recent performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.10%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS INTERNATIONAL EQUITY FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above, above, below and below, respectively, the median performance of the Peer Group and above, above, below and below, respectively, the performance of the Fund Benchmark, the MSCI EAFE Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund’s performance since inception (December 31, 1985) is in the top quartile of its Peer Group. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.48%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

Annual Renewal of Investment Advisory Agreements (continued)

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers AMG Essex Large Cap Growth Fund (the “Fund”) and the Subadvisory Agreement with the Fund’s Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees took into account management’s discussion of the reasons for the Fund’s performance, including that the market environment in certain years has been particularly difficult in light of the Fund’s focus on growth companies. In addition, the Trustees noted that the Fund’s 10-year performance has been satisfactory. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the subadvisory fee out of the advisory fee that it receives from the Fund. The Trustees also noted the current asset level of the Fund and the impact on profitability of any future growth of assets of the Fund.

Annual Renewal of Investment Advisory Agreements (continued)

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the current asset level of the Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreement and the profitability to the Subadvisor of its relationship with the Fund, the Trustees noted the current asset level of the Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by the Subadvisor to be a material factor in their considerations at this time.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.29%, provided that the amount waived may not exceed 0.25%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management and Subadvisory Agreements would be in the best interests of the Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for the Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)	(1)	Not applicable.
(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.
(a)	(3)	Not applicable.

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date: August 29, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: August 29, 2008